As filed with the Securities and Exchange Commission on April 29, 2008

1933 Act File No. 333-93813
1940 Act File No. 811-09761

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	29	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	30	[	X	]

(Check appropriate box or boxes.)

DIREXION INSURANCE TRUST

33 Whitehall Street, 10th Floor
New York, New York 10004
(Exact name of Registrant as Specified in Charter)
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill
33 Whitehall Street, 10th Floor
New York, New York 10004
(Name and Address of Agent for Service)

Copy to:

Edward L. Paz
U.S. Bancorp Fund Services, LLC
615 East Michigan
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on April 29, 2008 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

DIREXION INSURANCE TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Combined Prospectus for the Evolution VP Managed Bond Fund, Evolution VP All-Cap Equity Fund, Evolution VP Large Cap Fund, Evolution VP Small Cap Fund and Evolution VP Total Return Fund.

Combined Prospectus for the VP Total Market Bull 1.25X Fund, the VP Total Market Bear 1.25X Fund, the VP S&P 500® Bull 1.25X Fund,  the VP S&P 500® Bear 1.25X Fund, the VP NASDAQ-100® Bull 1.25X Fund, the VP NASDAQ-100® Bear 1.25X Fund, the VP Mid Cap Bull 1.25X Fund, the VP Mid Cap Bear 1.25X Fund, the VP Small Cap Bull 1.25X Fund, the VP Small Cap Bear 1.25X Fund, the VP Equity Income Bull 1.25X Fund, the VP Equity Income Bear 1.25X Fund, the VP Dollar Bull 1.25X Fund, the VP Dollar Bear 1.25X Fund, the VP Japan Bull 1.25X Fund, the VP Japan Bear 1.25X Fund, the VP Emerging Markets Bull 1.25X Fund, the VP Emerging Markets Bear 1.25X Fund, the VP Developed Markets Bull 1.25X Fund, the VP Developed Markets Bear 1.25X Fund, the VP Latin America Bull 1.25X Fund, the VP Latin America Bear 1.25X Fund, the VP Real Estate Bull 1.25X Fund, the VP Real Estate Bear 1.25X Fund, the VP Commodity Bull 1.25X Fund, the VP Commodity Bear 1.25X Fund, the VP Biotech Bull 1.25X Fund, the VP Biotech Bear 1.25X Fund, the VP Oil & Gas Bull 1.25X Fund, the VP Oil & Gas Bear 1.25X Fund, the VP Precious Metals Bull 1.25X Fund, the VP Precious Metals Bear 1.25X Fund, the VP Healthcare Bull 1.25X Fund, the VP Healthcare Bear 1.25X Fund, the VP Financial Bull 1.25X Fund, the VP Financial Bear 1.25X Fund, the VP 10 Year Note Bull 1.75X Fund, the VP 10 Year Note Bear 1.75X Fund and the VP U.S. Government Money Market Fund.

Prospectus for shares of the Dynamic VP HY Bond Fund.

Combined Statement of Additional Information for the Evolution VP Managed Bond Fund, Evolution VP All-Cap Equity Fund, Evolution VP Large Cap Fund, Evolution VP Small Cap Fund and Evolution VP Total Return Fund.

Combined Statement of Additional Information for the VP Total Market Bull 1.25X Fund, the VP Total Market Bear 1.25X Fund, the VP S&P 500® Bull 1.25X Fund,  the VP S&P 500® Bear 1.25X Fund, the VP NASDAQ-100® Bull 1.25X Fund, the VP NASDAQ-100® Bear 1.25X Fund, the VP Mid Cap Bull 1.25X Fund, the VP Mid Cap Bear 1.25X Fund, the VP Small Cap Bull 1.25X Fund, the VP Small Cap Bear 1.25X Fund, the VP Equity Income Bull 1.25X Fund, the VP Equity Income Bear 1.25X Fund, the VP Dollar Bull 1.25X Fund, the VP Dollar Bear 1.25X Fund, the VP Japan Bull 1.25X Fund, the VP Japan Bear 1.25X Fund, the VP Emerging Markets Bull 1.25X Fund, the VP Emerging Markets Bear 1.25X Fund, the VP Developed Markets Bull 1.25X Fund, the VP Developed Markets Bear 1.25X Fund, the VP Latin America Bull 1.25X Fund, the VP Latin America Bear 1.25X Fund, the VP Real Estate Bull 1.25X Fund, the VP Real Estate Bear 1.25X Fund, the VP Commodity Bull 1.25X Fund, the VP Commodity Bear 1.25X Fund, the VP Biotech Bull 1.25X Fund, the VP Biotech Bear 1.25X Fund, the VP Oil & Gas Bull 1.25X Fund, the VP Oil & Gas Bear 1.25X Fund, the VP Precious Metals Bull 1.25X Fund, the VP Precious Metals Bear 1.25X Fund, the VP Healthcare Bull 1.25X Fund, the VP Healthcare Bear 1.25X Fund, the VP Financial Bull 1.25X Fund, the VP Financial Bear 1.25X Fund, the VP 10 Year Note Bull 1.75X Fund, the VP 10 Year Note Bear 1.75X Fund and the VP U.S. Government Money Market Fund.

Statement of Additional Information for shares of the Dynamic VP HY Bond Fund.

Part C of Form N-1A

Signature Page

Exhibits

PROSPECTUS

[THE DIREXION INSURANCE TRUST]

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

Dynamic VP HY Bond Fund

A significant portion of the Fund’s assets is expected to come from professional money managers and investors who use the Fund as part of “asset allocation” or “market timing” investment strategies.

The Fund offers its shares to insurance company separate accounts that fund variable annuity contracts and life insurance policies.  This Prospectus should be read together with the prospectus for those contracts and policies.  Shares are also offered to qualified pension and retirement plans outside the context of separate accounts.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus .  Any representation to the contrary is a criminal offense.

April 30, 2008

Page
OVERVIEW	1
ABOUT THE FUND	2
FUND OBJECTIVE	2
PORTFOLIO INVESTMENT STRATEGY	2
PRINCIPAL RISK FACTORS	3
PERFORMANCE	6
FEES AND EXPENSES OF THE FUND	7
ABOUT YOUR INVESTMENT	8
SHARES PRICES OF THE FUND	8
RULE 12b-1 FEES	9
HOW TO INVEST IN SHARES OF THE FUND	9
SHORT-TERM TRADING	10
ADDITIONAL INFORMATION	10
MANAGEMENT OF THE FUND	10
PORTFOLIO HOLDINGS INFORMATION	11
DISTRIBUTIONS AND TAXES	11
MASTER/FEEDER OPTION	12
FINANCIAL HIGHLIGHTS	13
PRIVACY NOTICE (Not a part of the prospectus)	PN-1
MORE INFORMATION ON THE FUND	Back Cover

In deciding whether to invest in the fund described herein, you should rely on information in this Prospectus and the Statement of Additional Information (the “SAI”) relating to the Fund.  The Direxion Insurance Trust (the “Trust”) has not authorized others to provide additional information.  The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not be legally made.

i

OVERVIEW

This Prospectus describes the Dynamic VP HY Bond Fund (the “Fund”) of the Direxion Insurance Trust (formerly, the Potomac Insurance Trust).  Shares of the Fund may be purchased through variable annuity contracts and variable life insurance policies (“Contracts”).  Shares of the Fund may also be purchased through certain qualified pension and retirement plans (“Plans”).

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the Fund’s investment adviser.

The Fund seeks to maximize total return (income plus capital appreciation) by creating long positions primarily in lower-quality debt instruments and derivatives of such instruments.

The Fund is designed principally for purchase by experienced investors and frequently is utilized by investors who engage in market timing activities or who intend to follow an asset allocation strategy.  To achieve its objective, the Fund uses aggressive investment techniques such as engaging in futures, options and swap transactions.  In order to accommodate frequent trading by shareholders, the Fund’s portfolio will be positioned consistent with the need for liquidity.

There is no assurance that the Fund will achieve its objective.

1

ABOUT THE FUND

FUND OBJECTIVE

The Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

The Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

PORTFOLIO INVESTMENT STRATEGY

In attempting to meet the Fund’s objective, the Adviser will, under normal circumstances, invest at least 80% of the Fund’s net assets (plus any borrowing for investment purposes) in high yield debt instruments, commonly referred to as “junk bonds,” or derivatives of such instruments.  Debt instruments include corporate debt securities, convertible securities, zero-coupon securities and restricted securities.  The Adviser will generally create long positions for the Fund.

High yield debt instruments are generally rated lower than Baa by Moody’s Investors Service©, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s® (“S&P®”).  Up to 15% of Fund assets may be invested in instruments generally rated below Caa by Moody’s or CCC by S&P® or derivatives of such instruments.  Investments may include instruments in the lowest rating category of each rating agency, or unrated bonds that the Adviser determines are of comparable quality.  Such instruments may be in default and are generally regarded by the rating organizations as having extremely poor prospects of ever attaining any real investment standing.  In addition, high yield debt instruments are typically issued with maturities of 10 years or less, and are callable after four to five years.  Generally, the longer the bond’s maturity, the more vulnerable its price is to interest rate fluctuations.

The Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating organizations.  Because of the greater number of considerations involved in investing in lower-rated instruments, the achievement of the Fund’s objective depends more on the analytical abilities of the portfolio management team than would be the case if the Fund were investing primarily in instruments in the higher rating categories.

To ensure that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by active Fund shareholders while gaining exposure to the high yield bond market, the Fund invests a substantial portion or even all of its assets in derivative securities, such as futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments such as futures and options on high yield bond indices, and baskets of high yield securities based on various high yield bond indices.  Such investments may generate a return that is more positive or more negative than what would be generated if the Fund maintained its assets in cash or cash equivalents to meet redemption requests.  There is no limit on the amount of the Fund’s assets that may be invested in derivative securities.

2

The Fund may invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant.  When the Fund is invested in such temporary defensive instruments, the Fund will not achieve its investment objective.

The Adviser uses a “bottom up” approach to investing.  The Adviser studies industry and economic trends, but focuses on researching individual issuers and derivative instruments.  Each company and derivative instrument in which the Fund invests passes through a research process and stands on its own merits as a viable investment in the Adviser’s opinion.

To achieve the Fund’s investment objective, the Adviser:

●	Seeks to achieve price appreciation and minimize price volatility by identifying instruments that are likely to be upgraded by qualified rating organizations;

●	Employs research and credit analysis to minimize purchasing instruments that may default by determining the likelihood of timely payment of interest and principal; and/or

●
Invests the Fund’s assets in other instruments, including derivative securities, consistent its the objective of high current income and capital appreciation but permitting it to maintain sufficient liquidity to meet redemptions.

PRINCIPAL RISK FACTORS

An investment in the Fund entails risks.  The Fund could lose money, or its performance could trail that of other investment alternatives.  Rafferty cannot guarantee that the Fund will achieve its objective.  In addition, the Fund presents some risks not traditionally associated with most mutual funds.  It is important that investors closely review and understand these risks before making an investment in the Fund.  These and other risks are described below.

Risks of the Adviser’s Investment Strategy

While the Adviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment return, there is no guarantee that such opportunities will ultimately benefit the Fund.  The Adviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds.  There is no assurance that the Adviser’s investment strategy will enable the Fund to achieve its investment objective.

Credit Risk and Lower-Quality Debt Instruments

The Fund could lose money if the issuer of a debt instrument is unable to meet its financial obligations or goes bankrupt.  Credit risk usually applies to most debt instruments, but generally is not a factor for U.S. government obligations.  The Fund will invest a significant portion of its assets in instruments rated below investment grade or “junk bonds.”  Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company.  These instruments generally involve greater risk of default or price changes than other types of fixed-income instruments and the Fund’s performance may vary significantly as a result.  Therefore, an investment in the Fund is subject to a higher risk of loss than an investment in a fund that may not invest in lower-rated instruments.

3

Market Timing Activity and High Portfolio Turnover

A significant portion of the Fund’s assets is expected to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies.  These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.  Frequent trading could increase the rate of the Fund’s portfolio turnover, which involves correspondingly greater expenses to the Fund, including dealer mark-ups/mark-downs or brokerage commissions and other transaction costs on the sale of instruments and reinvestments in other instruments.  The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.  In addition, large movements of assets into and out of the Fund may have a negative impact its ability to achieve its investment objective or its desired level of operating expenses. The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer term investments.

Risks of Aggressive Investment Techniques

The Fund uses investment techniques that may be considered aggressive.  Risks associated with the use of futures contracts, swap agreements, and options on high yield bonds, high yield bond indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying bond or index.  These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Leverage Risk

Use of leverage can magnify the effects of changes in the value of the Funds and make them more volatile.  The leveraged investment techniques that the Funds employ should cause investors in the Funds to lose more money in adverse environments.  The Funds’ use of leverage means that they will incur financing charges which will affect the performance of the Funds.  As interest rates rise, the cost of executing the Funds’ investment strategies will rise as well.

Risks of Investing in Derivatives

The Fund may invest in instruments that attempt to track the price movement of stock indices.  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time.  Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risk that it would not be subject to if it invested directly in the securities underlying those derivatives.  The use of derivatives may result in larger losses or smaller gains than otherwise would be the case if the Fund invested directly in securities.

Adverse Market Conditions

Although the Adviser’s fixed-income management team employs comprehensive research and analysis in selecting instruments for the Fund’s portfolio, the Adviser cannot guarantee that the Fund’s portfolio will perform as expected, especially during conditions which are adverse to the Fund’s investment goals.

Swap Agreement Risks

A Fund may enter into swap agreements, which are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. Swaps do not involve the delivery of securities, other underlying assets or principal. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.  If the counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.  In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.  A Fund will enter into swap agreements only with counterparties that are reasonably believed to be capable of performing under the agreement. Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor of the counterparty’s credit to determine the likelihood that the terms of the agreement will be satisfied.

4

Interest Rate Changes

Debt instruments have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt instrument will fall when interest rates rise and will rise when interest rates fall.  Instruments with longer maturities and mortgage instruments can be more sensitive to interest rate changes.  In other words, the longer the maturity of an instrument, the greater the impact a change in interest rates could have on the instrument’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.  Short-term instruments tend to react to changes in short-term interest rates, and long-term instruments tend to react to changes in long-term interest rates.

Risks of Investing in Other Investment Companies and ETFs

The Fund may invest in ETFs and other investment companies.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio the contents of the index or a representative sample of the securities in the index.  ETFs and closed-end investment companies are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF and closed-end investment company shares potentially may trade at a discount or a premium depending upon the market for such shares.  Because the value of ETF and closed-end investment company shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s ETF or closed-end investment company holdings at the most optimal time, which may adversely affect a Fund's performance.

Investments in ETF and investment company shares may involve the duplication of advisory fees and other fund expenses.  By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and will indirectly bear a proportionate share of the investment company's or ETF's fees and expenses.  ETF and closed-end investment company shares are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Prepayment Risk

Many types of debt instruments are subject to prepayment risk. Prepayment occurs when the issuer of an instrument can repay principal prior to the security’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt instrument can be difficult to predict and result in greater volatility.

5

Risk of Non-Diversification

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of instruments.  Since the Fund is non-diversified, its net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

PERFORMANCE

The bar chart and performance tables below provide some indication of the risks of investing in the Fund by comparing its performance with that of a broad measure of market performance.  The information below also illustrates the risks of investing in the Fund by showing its highest and lowest quarterly returns.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total Return for the Calendar Year Ended December 31

Highest Quarterly Return	Lowest Quarterly Return

4.18% (4th quarter 2006)	-2.37% (4th quarter 2007)

Average Annual Total Returns as of December 31, 2007
	1 Year	Since Inception(1)
Dynamic VP HY Bond Fund
Return Before Taxes	-1.77%	1.99%
Lehman U.S. Aggregate Bond Index (2)	6.97%	4.48%
Lipper High Current Yield Bond Index(3)	2.13%	5.28%
____________
(1)	The Fund commenced operations on February 1, 2005.

(2)
The Lehman U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.  The performance of the index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper High Yield Bond Index is the average of the 30 largest mutual funds in the Lipper High Current Yield Bond Fund category.  These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

6

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  The expenses below are based on actual expenses incurred during the fiscal year ended December 31, 2007 .  The fees and expenses below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses.  Please refer to your Contract Prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	None
Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%
Distribution (12b-1) Fees (1)	0.25%
Other Expenses (2)	0.63%
Acquired Fund Fees and Expenses (3)	0.13%
Total Annual Operating Expenses (3)(4)	1.76%

(1)
The Fund has adopted a Rule 12b-1 Plan pursuant to which the Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Fund currently pays Rule 12b-1 fees in the amount of 0.25%.

(2)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include a separate shareholder servicing fee paid by the Fund in the amount of 0.20% of the Fund’s average daily net assets on an annual basis.  In addition, as part of its investment strategy, the Fund may take short positions on securities, which may result in dividend and interest expenses that could increase the Fund's Other Expenses.  During the fiscal year ended December 31, 2007, the Fund did not incur such additional expenses.  If the Fund incurs such expenses in the future, actual Fund expenses may be higher than those shown.

(3)
The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a fund incurs from investing in the shares of other registered and unregistered investment companies (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.    Because the Total Annual Fund Operating Expenses in the table above include Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.   Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.63% for the Fund.

(4)
As noted elsewhere in the prospectus, a substantial portion of the Fund’s assets may come from “asset allocators” or “market timers”.  As a result, the costs of operating the Fund may rise or fall with asset levels.  However, Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund’s Other Expenses through December 31, 2008 to the extent that the Fund’s Total Annual Operating Expenses exceed 1.75% (excluding , as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends and interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses and extraordinary expenses such as litigation ).  Any expense waiver is subject to reimbursement by the Fund within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limits on Total Annual Operating Expenses at any time.

7

Expense Example

The table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The table shows what you would have paid if you invested $10,000 in the Fund over the periods shown and then redeemed all your shares at the end of those periods.  It also assumes that your investment has a 5% return each year and the operating expenses remain the same.  The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dynamic VP HY Bond Fund	$178	$553	$953	$2,072

ABOUT YOUR INVESTMENT

SHARES PRICES OF THE FUND

The Fund’s share price is known as its net asset value (“NAV”).  The Fund’s share price is calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the New York Stock Exchange (“NYSE”) and the Bond Market are open for business.  All shareholder transaction orders received in good form by the Fund’s transfer agent or an authorized financial intermediary by 4:00 p.m. Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m. Eastern time will receive the next day’s NAV.

Share price is calculated by dividing the Fund’s net assets by its shares outstanding.  The Fund uses the following methods to price securities held in its portfolios:

•
Equity securities, over-the-counter (“OTC”) securities, swap agreements, closed-end investment companies, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities held by the Fund are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such prices are unavailable, by a pricing matrix method; and

•
Securities for which reliable market quotations are not readily available, the Fund’s pricing service does not provide valuation for such securities, the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believe the market price is stale will be valued at fair value estimates by the Adviser under the supervision of the Board of Trustees.

8

Fair Value Pricing

Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded.  Securities are priced at fair value as determined by the Adviser under the supervision of the Board of Trustees, when reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Fund calculates its NAV.  Examples of Significant Events may include (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.  If such Significant Events occur, the Fund may value the instruments at fair value, taking into account such events when it calculates its NAV.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Fund may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources. Rafferty compares the market quotations to the fair value prices to evaluate the effectiveness of the Fund’s fair valuation procedures.

RULE 12b-1 FEES

The Fund has adopted a distribution plan under Rule 12b-1.  The plan allows the Fund to charge annualized fees up to 1.00% of the Fund’s average daily net assets to pay insurance companies or plan sponsors for distribution and shareholder services.  The Fund currently pays Rule 12b-1 fees in the amount of 0.25% and a separate shareholder servicing fee in the amount of 0.20% to the insurance companies that issue variable annuity and variable life policies through which you may invest in the Fund.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO INVEST IN SHARES OF THE FUND

The Direxion Insurance Trust offers shares of the Fund to insurance company separate accounts that serve as investment vehicles for Contracts.  The Trust also offers shares of the Fund to certain Plans.  The separate accounts and plan sponsors, not the individual Contract owners or Plan beneficiaries, are the shareholders of the Fund.  However, the separate accounts and plan sponsors may pass through voting rights to the Contract owners or Plan beneficiaries.

Contract owners and plan beneficiaries that desire to purchase, sell or exchange shares in the Fund should consult with the insurance company that issued their Contracts, the accompanying variable Contract prospectus or their plan sponsor.  There may be other restrictions and costs for purchases, sales or exchanges.

9

SHORT-TERM TRADING

The Fund anticipates that a significant portion of its assets will come from professional money managers and investors who use the Fund as part of their “asset allocation” and/or “market timing” investment strategies.  These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.  Frequent trading increases the rate of the Fund’s portfolio turnover, which increases the overall expenses of managing the Fund, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities.  In addition, frequent trading may dilute the value of Fund shares held by long-term shareholders and may interfere with the efficient management of the Fund’s portfolio.  Although, the Fund reserves the right to reject any purchase orders or suspend the offering of Fund shares, the Fund does not currently impose any trading restrictions on Fund shareholders nor actively monitor for trading abuses.  The Fund’s Board of Trustees has approved the short-term trading policy of the Fund.  The costs associated with the Fund’s portfolio turnover will have a negative impact on longer-term investors as noted previously in the Prospectus.

ADDITIONAL INFORMATION

MANAGEMENT OF THE FUND

Rafferty provides investment services to the Fund.  Rafferty has been managing mutual funds since June 1997.  Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004.  As of December 31, 2007 , the Adviser had approximately $1.35 billion in assets under management.

Under an investment advisory agreement (“Advisory Agreement”) between the Fund and Rafferty, the Fund pays Rafferty fees at an annual rate of 0.75% of the Fund’s average daily net assets.

A discussion regarding the basis on which the Board of Trustees approved the Advisory Agreement is included in the Fund’s Annual Report to shareholders for the period ended December 31, 2007 .

The Fund is managed by Loren Norton.  Mr. Norton is a Vice President and Portfolio Manager at Rafferty and serves as its chief high yield strategist.  He has 9 years of experience in the fixed income markets.  Prior to joining Rafferty in May 2006, Mr. Norton was a Vice President and Credit Derivatives Trader at Credit Suisse from 2003 to 2005.  He also was an Associate and Credit Derivatives Trader at Morgan Stanley from 2001 to 2002.  As a Credit Derivatives Trader, he was responsible for buying and selling high yield, crossover and investment grade sector single name credit derivatives.  He has a BBA in Finance from the University of Massachusetts and MBA from Columbia Business School.

The Fund’s SAI provides additional information about Mr. Norton’s compensation, other accounts he manages and his ownership of securities in the Fund.

10

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports will be available by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions

The Fund distributes dividends from net investment income at least annually.  Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Fund also distributes any realized net capital gains at least annually.  The Fund realizes capital gains mainly from sales of its portfolio assets for a profit .

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested automatically at the NAV per share unless you request otherwise in writing.   If you were to elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check, or the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the then-current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

The Fund, which is treated as a separate corporation for Federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), so that it will not have to pay federal income tax on that part of its investment company taxable income (determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

Fund shares are offered only to insurance company separate accounts that fund Contracts (“Separate Accounts”) and to Plans.  Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts.  See the applicable Contract prospectus for a discussion of the federal income tax status of: (1)  the Separate Accounts; and (2) the holders of Contracts funded through the Separate Accounts.   Plans are generally exempt from federal income tax, though distributions from Plans usually are taxable; for more information, contact your Plan administrator.

It is important for the Fund to maintain its status as a regulated investment company (and to satisfy certain other requirements), because its shareholders that are Separate Accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Fund meet the investment diversification requirements that apply to those accounts.  If the Fund failed to meet those requirements, owners of Contracts funded through it would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral.  Accordingly, the Adviser monitors the Fund’s compliance with the applicable regulated investment company qualification and Separate Account diversification requirements.

11

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders; see the SAI for a more detailed discussion.  Prospective shareholders are urged to consult their tax advisers.

MASTER/FEEDER OPTION

The Fund may in the future operate under a master/feeder structure.  This means that the Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective.  The “master” fund would purchase instruments for investment.  It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Fund.  If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Fund without seeking shareholder approval.  However, the Trustees’ decision will be made only if the investments in the master funds are in the best interests of the Fund and its shareholders.  In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.  You also will receive a 30-day notice prior to the implementation of the master/feeder structure.

12

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the shares of the Fund’s outstanding for the periods indicated.  The information for the periods shown below was audited by Ernst & Young LLP whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.  Certain information reflects financial results for a single share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Dynamic VP HY Bond Fund

	Year ended December 31, 2007	Year ended December 31, 2006	February 1, 2005[1] to December 31, 2005
Per share data:
Net asset value, beginning of year /period	$20.43	$20.05	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]	0.81	0.96	0.90
Net realized and unrealized gain (loss) on investments	(1.16)	0.27	(0.60)

Total from investment operations	(0.35)	1.23	0.30

Less distributions:
Dividends from net investment income	(0.56)	(0.85)	(0.25)
Total distributions	(0.56)	(0.85)	(0.25)

Net asset value, end of period	$19.52	$20.43	$20.05

Total return[6]	(1.77)%	6.21%	1.50%[2]
Supplemental data and ratios:
Net assets, end of year /period	$22,158,557	$44,705,213	$35,144,375
Ratio of net expenses to average net assets:
Before expense waiver /reimbursement	1.63%	1.68%	1.94%[3]
After expense waiver /reimbursement	1.63%	1.67%	1.74%[3]
Ratio of net investment income (loss) to average net assets:
Before expense waiver/reimbursement	3.95%	4.74%	4.78%[3]
After expense waiver/reimbursement	3.95%	4.75%	4.98%[3]
Portfolio turnover rate[5]	145%	538%	654	% [2]
[1]	Commencement of operations.
[2]	Not Annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having maturity of less than one year.  Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities.  The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]
All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes  or any fees and expenses imposed under the Contracts and Plans, which would increase overall fees and expenses. Please refer to your Contract or Plan prospectus for a description of those fees and expenses.

13

PRIVACY NOTICE

At the Direxion Insurance Trust, we are committed to protecting your privacy.  To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, accounts balances, bank account information and other personal financial information.  We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquires with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law.  In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants.  Those companies are contractually bound to use that information only for the services for which we hired them.  They are not permitted to use or share our shareholders’ nonpublic personal information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800)-851-0511.

Not a part of the P rospectus .

PN-1

MORE INFORMATION ON
THE DIREXION INSURANCE TRUST
This Prospectus is intended only for use when accompanied by a Separate Account prospectus or qualified pension or retirement plan document.

Statement of Additional Information (“SAI”):  The Fund’s SAI contains more information on the Fund and its investment policies.  The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus).  A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:
The Fund’s reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

The Trust does not maintain a website with Fund information because it is intended only for use when accompanied by a Separate Account prospectus or qualified pension or retirement plan document, which is only available from the insurance companies or qualified plan sponsors that have selected the Fund as an investment vehicle.  To receive the Fund’s SAI or Fund Reports free of charge, contact the insurance company that issued your Contract or contact the Fund directly using the information below.

To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Insurance Trust
P.O. Box 1993
Milwaukee, Wisconsin 53201-1993

Call:	(800) 851-0511

By Internet:	www.direxionfunds.com

These documents and other information about the Fund can be reviewed and copied at the SEC Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Reports and other information about the Fund may be viewed on screen or downloaded from the EDGAR Database on the SEC’s Internet web site at http://www.sec.gov.  Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530
SEC File Number:  811-09761

PROSPECTUS

[THE DIREXION INSURANCE TRUST LOGO]

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

DYNAMIC VP HY BOND
FUND

April 30, 2008

DIREXION INSURANCE TRUST

Dynamic VP HY Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York  10004

(800) 851-0511

The Direxion Insurance Trust (the “Trust”) is a management investment company, or mutual fund, which currently offers shares of a variety of investment portfolios to separate accounts that fund variable annuity contracts and variable life insurance policies of certain insurance companies (collectively, “Contracts”) and qualified pension and retirement plans (“Qualified Plans”).   This Statement of Additional Information (“SAI”) relates to one of these portfolios, the Dynamic VP HY Bond Fund.

This SAI dated April 30, 2008 is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus dated April 30, 2008 . This SAI is incorporated herein by reference into the Fund’s Prospectus.  In other words, it is legally part of the Fund’s Prospectus.

To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, write or call the Trust at the address or telephone number listed above.

Dated: April 30, 2008

Page

THE DIREXION INSURANCE TRUST	1

CLASSIFICATION OF THE FUND	1

INVESTMENT POLICIES AND TECHNIQUES	1

Asset-Backed Securities	1
Bank Obligations	2
Corporate Debt Securities	2
Equity Securities	3
Foreign Securities	4
Illiquid Investments and Restricted Securities	4
Indexed Securities	5
Interest Rate Swaps	5
Junk Bonds	6
Options, Futures and Other Strategies	6
Other Investment Companies	10
Repurchase Agreements	11
Reverse Repurchase Agreements	12
Short Sales	12
Swap Agreements	12
U.S. Government Securities	14
Other Investment Risks and Practices	15

INVESTMENT RESTRICTIONS	16

PORTFOLIO TRANSACTIONS AND BROKERAGE	18

PORTFOLIO HOLDINGS INFORMATION	19

MANAGEMENT OF THE TRUST	20

Trustees and Officers	20
Principal Shareholders, Control Persons, and Management Ownership	24
Dynamic VP HY Bond Fund	24
Investment Adviser	25
Portfolio Manager	26
Proxy Voting Policies and Procedures	27
Fund Administrator, Fund Accountant, and Custodian	27
Distributor	28
Distribution Plan	28
Independent Registered Public Accounting Firm	29

DETERMINATION OF NET ASSET VALUE	29

PURCHASES AND REDEMPTIONS	30

SHAREHOLDER AND OTHER INFORMATION	31

i

Shareholder Information	31
Other Information	31

TAXES	31

Taxes	31

FINANCIAL STATEMENTS	35

APPENDIX A: DESCRIPTION OF CORPORATE BOND RATINGS	A-1

APPENDIX B: PROXY VOTING POLICIES	B-1

ii

THE DIREXION INSURANCE TRUST

The Trust is a Massachusetts business trust organized on December 29, 1999 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series, one of which is offered in this SAI.  On April 28, 2006, the Trust changed its name to the Direxion Insurance Trust.  Prior to that date, the Trust was known as the Potomac Insurance Trust.

This SAI relates only to the Dynamic VP HY Bond Fund (the “Fund”).  The Trust may offer additional series in the future. The Fund currently offers one class of shares.  The Fund’s shares are made available with respect to Contracts and Qualified Plans where the insurance company or Qualified Plan sponsor receives Rule 12b-1 payments and a separate shareholder servicing fee.   The Fund also may be subject to other charges as described in the Contracts’ prospectuses or Qualified Plan documents.

CLASSIFICATION OF THE FUND

The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  The Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

The Fund’s classification as a “non-diversified” investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The Fund, however, intends to meet certain tax-related diversification standards at the end of each quarter of its taxable year required by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT POLICIES AND TECHNIQUES

The Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield debt instruments, commonly referred to as “junk bonds,” or derivatives of such instruments.  The Fund may engage in the types of transactions discussed below and in the Fund’s Prospectus.  There is no assurance that any method of investment available to the Fund will result in the achievement of its objectives.

Asset-Backed Securities

The Fund may invest in asset-backed securities of any rating or maturity.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

1

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  The Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  The Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund’s ability to resell when it deems advisable to do so.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

The Fund may invest in investment grade corporate debt securities.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Moody’s considers securities rated Baa also to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  The Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

2

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks. The Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  The Fund may invest in convertible securities that may be considered high yield securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, the Fund may invest in the lowest rating category.

3

Preferred Stock. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, the Fund may invest in the lowest rating category.

Warrants and Rights.  The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

The Fund may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

The Fund may purchase and hold illiquid investments.  The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”)  or Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the Fund’s investment adviser has determined under Board-approved guidelines are liquid.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options will be considered illiquid unless the OTC options are sold to qualified dealers who agree to allow repurchase of any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

4

The Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.    In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities, however, could affect adversely the marketability of such portfolio securities and the ability to dispose of such securities promptly or at reasonable prices.

Indexed Securities

The Fund may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

Investments in indexed securities are considered investments in other investment companies discussed below.

Interest Rate Swaps

The Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes.  Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

5

Junk Bonds

The Fund may invest in lower rated debt securities of any maturity, often called “junk bonds.”

“Junk Bonds” generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Options, Futures and Other Strategies

General.  The Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of its position, to create a synthetic money market position and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to the registration or regulation as such under the Commodity Exchange Act.

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In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)                      Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2)                      Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)                      As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)                      Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

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Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the American Stock Exchange® (“AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party, or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

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If the Fund was unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

The Fund may invest in the securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

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If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, the Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  The Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

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Reverse Repurchase Agreements

The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price.  At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities.  During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

Short Sales

The Fund may engage in short sale transactions under which the Fund sells an instrument it does not own.  To complete such a transaction, the Fund must borrow the instrument to make delivery to the buyer.  The Fund then is obligated to replace the instrument borrowed by purchasing the instrument at the market price at the time of replacement.  The price at such time may be more or less than the price at which the instrument was sold by the Fund.  Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any dividends and interest that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed instrument, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the instrument sold short; and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the instrument at the time the instrument was sold short or (2) otherwise cover the Fund’s short position.

Swap Agreements

The Fund may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

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Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Fund may enter into a swap agreement in circumstances where Rafferty believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

The Fund may also invest in unrated debt securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

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U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

The Fund may invest in zero-coupon bonds of any rating or maturity.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value (“original issue discount” or “OID”).   The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

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Other Investment Risks and Practices

Borrowing.  The Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in the Fund’s net asset value and on the Fund’s investments.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds interest expenses, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may borrow money to facilitate portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, the Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  The Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

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Lending Portfolio Securities.  The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan by depositing any combination of short-term government securities and cash as collateral.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  The Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the Fund on a four-business day notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and the Fund’s shareholders.  The Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover.  The Trust anticipates that the Fund will have very high portfolio turnover due to the active management of its portfolio.

The Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of the Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero. However, the Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.   Trading costs associated with portfolio turnover may adversely affect the Fund’s performance.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of the Fund, has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

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The Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund.  For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The Fund shall not:

1.  Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.  Underwrite securities of any other issuer.

3.  Purchase, hold, or deal in real estate or oil and gas interests.

4.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Fund may make short sales of securities.

5.  Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6.  Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7.  Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

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The Fund has adopted the following non-fundamental investment policy, which may be changed by the vote of the Board without shareholder approval:

The Fund shall not hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Fund to fail to comply with the diversification requirements imposed by section 817(h) of the Code , and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity contracts and/or variable life insurance policies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or Rafferty.  Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and/or Rafferty from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers; however, not all such services may be used by Rafferty in connection with the Fund.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty or Transamerica, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions.  The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

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The aggregate brokerage commission paid by the Fund* for the following fiscal periods is shown in the table below.

Fiscal Period	Brokerage Fees Paid
Year Ended December 31, 2007	$17,106
Year Ended December 31, 2006	$334
February 1, 2005 to December 31, 2005	$0

*
The Fund usually trades securities with no stated commission, such as fixed income securities.  The aggregate brokerage fees reflected above do not include undisclosed dealer commissions or mark-up/downs.  As a result, the Fund’s aggregate brokerage commissions may appear lower than if such undisclosed dealer commissions or mark-up/downs were included.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Fund’s portfolio investments to ensure that such disclosure is in the best interests of the Fund’s shareholders.  In adopting the policies, the Board of Trustees considered actual and potential material conflicts that could arise between the interests of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Fund.   Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating the Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days, in conjunction with the Fund’s public disclosure described above.  In addition, the Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board of Trustees.

In addition, the Fund’s service providers, which include U.S. Bank, N.A., US Bancorp Fund Services, LLC, Rafferty Capital Markets LLC, Kirkpatrick & Lockhart Preston Gates Ellis LLP and Ernst & Young LLP, may receive portfolio holdings information in connection with their services to the Fund.  In no event shall the Adviser, its affiliates or employees, the service providers or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

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In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of the Trust are managed by or under the direction of the Board of Trustees.  The Trustees are responsible for managing the Fund’s business affairs and for exercising all of the Fund’s powers except those reserved to the shareholders.  A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each Trustee of the Trust also serves on the Board of the Direxion Funds, the other registered investment company in the Direxion mutual fund complex.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 63	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1999	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995- present.	114	Board of Trustee, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 63	Trustee	Lifetime of Trust until removal or resignation; Since 1999	President and Chief Executive Officer of Byrne Securities Inc., 1992- present.	114	None

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Gerald E. Shanley III Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1999	Business Consultant, 1985-present; Trustee of Estate of Charles S. Payson, 1987-present.	114	None
John Weisser Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	114	MainStay VP Series Fund, Inc.

Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 39	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A
William Franca Age: 50	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A

21

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Todd Warren Age: 40	Chief Compliance Officer	One Year; Since 2007	Chief Legal Officer, Alaric Compliance Services, LLC 2006 to present; CCO and General Counsel, Oracle Evolution LLC 10/04 – 2/06.	N/A	N/A
Todd Kellerman Age: 33	Chief Financial Officer	Once Year; Since 2007	Vice President of Corporate Development. Raven Holdings, Inc., 2003-2005; Business Consultant, 2002-2003; Senior Consultant – Business Consulting, Arthur Anderson, 1999- 2000.	N/A	N/A
Stephen P. Sprague Age: 58	Treasurer and Controller	One Year; Since 1999
Chief Financial Officer,
U.S. Bancorp Fund
Services, LLC, since
April 2006; Vice
President, U.S. Bancorp
Fund Services LLC,
1997-present; formerly,
Chief Financial Officer,
Quasar Distributors,
LLC (2000-2003).

				N/A	N/A
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Secretary	One Year; Since 2004	Vice President, U.S. Bancorp Fund Services LLC, 1997-present.	N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty .

(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Trust’s most recent fiscal year.

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The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Fund with attention to the Nominating Committee Chair. The recommendation must include the following Preliminary Information regarding the nominee:  1) name; 2) date of birth; 3) education; 4) business, professional or other relevant experience and areas of expertise; 5) current business and home addresses and contact information; 6) other board positions or prior experience; and 7) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

The following table shows the amount of equity securities in the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2007 :

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Dynamic VP HY Bond Fund	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$0	$10,001- $50,000	$0	$0
(1)
The “Direxion Family of Investment Companies” consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust.  The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended December 31, 2007 .

23

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex(1) Paid to the Trustees
Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Jay F. Higgins(2)	$33	$0	$0	$5,000

Disinterested Trustees

Daniel J. Byrne	$188	$0	$0	$29,000

Gerald E. Shanley III	$227	$0	$0	$35,000

John Weisser	$188	$0	$0	$29,000

(1)	For the fiscal period ended December 31, 2007 , trustees’ fees and expenses in the amount of $98,000 were incurred by the Trust.
(2)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Complex.

Principal Shareholders, Control Persons, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  As of March 31, 2008 , the following shareholders were considered to be either control persons or principal holders of the Fund:

Dynamic VP HY Bond Fund

Name and Address	% Ownership
Security Benefit Life Insurance Company FBO SBL Advisor Designs Navisys c/o Variable Annuity Dept. 1 SW Security Benefit Place Topeka, KS 66636-0001	91.31%

In addition as of March 31, 2008 , the trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

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Investment Adviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and Rafferty, Rafferty provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, the Fund pays Rafferty at an annual rate of 0.75% based on its average daily net assets.

The Fund is responsible for its own operating expenses.  Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) through December 31, 2008 to the extent that the Fund’s Total Annual Operating Expenses exceed 1.75% of average daily net assets.  If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty within the following three years.  There is no assurance that Rafferty will continue this waiver after this date.

The table below shows the amount of advisory fees incurred and the amount of fees waived and/or absorbed by Rafferty for the Dynamic VP HY Bond Fund.

Fiscal Period	Advisory Fees Paid	Waived fees and/or expenses reimbursed by Adviser
Year Ended December 31, 2007	$236,584	$0
Year Ended December 31, 2006	$262,732	–(1)
February 1, 2005 to December 31, 2005	$110,039	$(28,879)
(1)	The Advisor recouped fees in the amount of $28,879.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund, in compliance with the 1940 Act.  The Advisory Agreement continues in force for an initial period of two years after the date of its approval.  The Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

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Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, the Trust, Rafferty and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.

Portfolio Manager

Mr. Loren Norten serves as the portfolio manager for the Fund.  In addition to the Fund, he manages the following other accounts as of December 31, 2007 .

Portfolio Manger -Other Accounts-	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	3	$40	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	0	$0	0	$0

Mr. Norton manages other accounts, which share the Fund’s objective to invest in lower quality debt instruments.  Because of the similarities in the investment objectives and strategies of the Fund and the other accounts, conflicts of interest may arise.  As a result, the Adviser has adopted trade initiation, execution and allocation procedures that, among other things, ensure that the Adviser treats all clients fairly when taking an investment action.

Rafferty has not identified any other material conflicts between the Fund and the other accounts managed by Mr. Norton.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts.  The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts.

As of December 31, 2007 the portfolio manager’s compensation is paid by Rafferty and not the Fund.  Mr. Norton’s compensation primarily consists of a fixed base salary and a bonus.  His salary is reviewed annually and increases are determined by factors such as performance and seniority.  Bonuses are determined by his individual performance, including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm.  His salary and bonus are not based on the Fund’s performance and as a result, no benchmarks are used.

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Set forth below are the dollar ranges of securities of the Fund beneficially owned by Mr. Norton as of December 31, 2007 :

Name of Fund	Dollar Range of Equity Securities in the Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Dynamic VP HY Bond Fund	X

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Fund as part of Rafferty’s investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.  Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, and Custodian

U.S. Bancorp Fund Services, LLC, (“Administrator”) 615 East Michigan Street, Milwaukee, Wisconsin, 53202, provides administrative, fund accounting and transfer agent services to Fund.  U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212 an affiliate of the Administrator, provides custodian services to the Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).   As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $200,000 for the Fund Complex.   The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management service fees incurred by the Fund to the Administrator for the fiscal periods shown.

Fiscal Period	Dynamic VP HY Bond Fund
Year Ended December 31, 2007	$12,056
Year Ended December 31, 2006	$17,586
February 1, 2005 to December 31, 2005	$16,042

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.   For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $600,000 for the Fund Complex.   The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

27

Pursuant to a Custodian Agreement, U.S. Bank, N.A. also serves as the Custodian of the Fund’s assets.  Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Fund’s portfolios.   The Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund.   The Custodian is also entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which the Fund may invest.  In recognition of this revenue, the Fund may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Fund.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended December 31, 2007, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust.   Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Plan of Distribution (the “Plan”) for shares of the Fund.  The Plan authorizes the Trust to pay up to 1.00% of the shares’ average daily net assets to insurance companies in connection with the distribution of shares and other service activities.   The Fund currently pays Rule 12b-1 fees in the amount of 0.25% and a separate shareholder servicing fee in the amount of 0.20% of the Fund’s average daily net assets on an annual basis to the insurance companies that issue variable annuity and variable life policies through which you may invest in the Fund.   The insurance companies’ services may include printing and mailing of Fund prospectuses, statements of additional information, shareholder reports, sales brochures, compensation of insurance company sales personnel, account maintenance services, or other activities that the Board determines are primarily intended to result in the sale of Fund shares.

The Plan was approved by the Trustees including the Independent Trustees of the Fund.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.  With the exception of the Distributor, as the Fund’s principal underwriter, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

The Plan permits payments to be made by the Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services.  The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds.  In addition, the Plan authorizes payments by the Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

28

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by the Fund for the fiscal periods shown.

Fiscal Period	12b-1 fees paid
Year Ended December 31, 2007	$78,861
Year Ended December 31, 2006	$210,186(1)
February 1, 2005 to December 31, 2005	$88,031
(1)     The Distributor waived fees in the amount of $31,296.

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Dynamic VP HY Bond Fund	$0	$0	$0	$78,861	$0	$0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 233 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust.  The Financial Statements of the Funds for the fiscal year ended December 31, 2007 have been audited by E&Y and are incorporated by reference herein with reliance upon the report of said Firm, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE and the Bond Market are open for business.  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  In addition to these holidays, the Bond Market is not open on Columbus Day and Veterans’ Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities traded principally on the NASDAQ Global Market® (“NASDAQ®”) for which quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of the valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by the Fund are readily available, those positions will be valued based upon such quotations.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining net asset value per share of the Fund, options and futures contracts are valued at the last sale prices of the exchanges on which they trade.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued.  The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued.  A last sale price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular instrument.

29

OTC securities held by the Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used.  The portfolio securities of the Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.  Dividend income and other distributions are recorded on the ex-dividend date.

Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt investment, the investment will be valued by procedures adopted by the Board.  U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Other debt securities are valued by using the mean between the closing bid and asked price provided by the Pricing Service.  If the closing bid and asked price are not readily available, the Pricing Service may provide a price determined by a matrix pricing method, which is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices.  In the absence of market quotations or matrix-derived prices from the Pricing Service, the debt securities will be valued at fair value as determined in good faith by the Board.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.

For purposes of calculating its daily NAV, the Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, the Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on the Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, the Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

PURCHASES AND REDEMPTIONS

The insurance company separate accounts in which premiums from the Contracts are deposited (“Separate Accounts”) may purchase and redeem shares of the Fund on each day the NYSE and the Bond Market are open for trading.  Purchases and redemptions may be effected based on the amount of premium payments to be invested or surrendered and transfer requests, among other things.  No fees are charged to the Separate Accounts when they purchase or redeem shares of the Fund.

30

SHAREHOLDER AND OTHER INFORMATION

Shareholder Information

The Separate Accounts and Qualified Plan sponsors and not the individual Contract or Plan owners are the shareholders of the Fund.  However, the Contracts and Qualified Plans may pass through voting rights to the contract owners.  Each share of the Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in the Trust’s or the Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

Other Information

Potential Conflicts.  Shares of the Fund may serve as the underlying investments for the separate accounts of unaffiliated insurance companies for both annuity contracts and life insurance policies. The interests of various contract and policy owners might at some time be in conflict. The Trust does not presently foresee any conflict. However, the Board intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw its investments in the Fund. This may require the Fund to sell securities at unfavorable prices.

TAXES

Taxes

Regulated Investment Company Status.  The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”) .  If the Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, the Fund will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long term capital loss “ short term capital gain”), all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies , or other income (including gains from options, futures or forward contracts ) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”)   (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a)  at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) , and ( b ) not more than 25% of the value of its total assets may be invested in (i) securities (other than government securities or the securities of other RICs) of any one issuer , (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “RIC Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

31

Although the Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that it will be able to do so.  The investment by the Fund primarily in options and futures positions entails some risk that it might fail to satisfy the RIC Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by the Fund, pursuant to which it would be treated as satisfying the RIC Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of the Fund.

If the Fund failed to qualify for treatment as a RIC any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%) and it would not receive a deduction for  distributions to its shareholders, (2)   it would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment, and (3) more importantly, each Separate Account invested therein would fail to satisfy the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder (“Section 817 Diversification Requirement”) (described below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

Additional Diversification Requirement.  The Fund intends to comply with the Section 817 Diversification Requirement on insurance company segregated asset (i.e., separate) accounts.  This requirement, which is in addition to the RIC Diversification Requirements imposed on the Fund, place certain limitations on the assets of each Separate Account -- and, because section 817(h) and the regulations treat the assets of each Fund as assets of the related Separate Account, of each Fund -- that may be invested in securities of a single issuer.  Specifically, the regulations require that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty days thereafter, no more than 55% of the value of an account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the RIC Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities and securities of other RICs.  The Fund’s failure to satisfy the Section 817 Diversification Requirements would result in taxation of the insurance company issuing the Contracts the premiums from which are invested through the Separate Accounts, in that Fund and treatment of the holders thereof other than as described in the applicable Contract prospectus.

Income from Foreign Securities.  Dividends and interest the Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes , however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive ; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

32

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because some of certain requirements thereof.

The Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies; (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables, or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith.   Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations, and gains from options, futures and forward contracts) the Fund derives with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.  The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which the Fund may invest.  That section defines a “straddle” as offsetting positions with respect to activity traded personal property; for these purposes, options, futures and forward contracts are positions in personal property.  Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.   The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

33

If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the Fund’s transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Income from Zero Coupon and Payment-in-Kind Securities.  The Fund may acquire zero coupon or other securities (such as STRIPS) issued with OID.  As a holder of those securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, the Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities.  Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income from REITs.  The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

34

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  No Fund will invest directly in REMIC residual interests, and no Fund intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund.  No attempt is made to present a complete explanation of the federal tax treatment of the Fund and its shareholder activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and to distributions therefrom.

FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended December 31, 2007 are herein incorporated by reference to the Fund’s Annual Report to shareholders dated December 31, 2007 .  To receive a copy of the Prospectus or Annual or Semi-Annual reports to shareholders, without charge, write or call the Trust at the address or telephone number above.

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Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s are two prominent independent rating agencies that rate the quality of bonds.  Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service Ratings

Aaa: Bonds with this rating are judged to be of the best quality.  They carry the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation Ratings

AAA: This rating is the highest rating assigned by Standard & Poor’s and is  indicative  of a very strong  capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

Appendix B

Direxion Insurance Trust
Proxy Voting Policies and Procedures

The Direxion Insurance Trust has adopted the following guidelines (the “Guidelines”) pursuant to which the Fund’s investment adviser, Rafferty Asset Management (“RAM”), in the absence of special circumstances, generally shall vote proxies.  These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of the Funds.

I.           Duty to Vote Proxies

RAM views seriously its responsibility to exercise voting authority over securities that are owned by the Funds.

A.           It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Funds’ shareholders.

B.           To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations.  RAM will make its proxy voting history and policies and procedures available to shareholders upon request.  If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at PO Box 1993, Milwaukee, Wisconsin 53201.

II.           Guidelines for Voting Proxies

RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below.  Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.  RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

The Direxion Insurance Trust portfolio management department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals.  While they are not exhaustive, they do provide a good indication of RAM’s general approach to a wide range of issues.

RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in the fund shareholders’ best interest and not necessarily always with management.  Each situation is considered individually within the general guidelines.  Routine proposals normally are voted based on the recommendation of the issuer’s management.  Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the funds’ shareholders.

B-1

1.           Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

•	Approval of auditors
•	Election of directors and officers of the corporation
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes
•	Declaring stock splits
•	Elimination of preemptive rights
•	Incentive compensation plans
•	Changing the date and/or the location of the annual meetings
•	Minor amendments to the articles of incorporation
•	Employment contracts between the company and its executives and remuneration for directors
•	Automatic dividend reinvestment plans
•	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2.           Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock.  The portfolio voting the proxy will review each issue in this category on a case-by-case basis.  RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation or formation
•	Changes in capitalization
•	Increase or decrease in number of directors
•	Increase or decrease in preferred stock
•	Increase or decrease in common stock
•	Stock option plans or other compensation plans
•	Social issues
•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Board classification without cumulative voting
•	Confidential voting

B-2

RAM will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

III.           Conflicts of Interests

Each proxy is reviewed by RAM to assess the extent to which there may be a material conflict of interest between RAM, its affiliated companies and their clients.  In addition, for the Direxion Insurance Trust, RAM will assess to the extent there may be a conflict between Direxion Insurance Trust shareholders’ interests and the interests of RAM or the Funds’ principal underwriter.  In these instances, RAM will disclose the conflict to clients and obtain their consents before voting.  With respect to conflicts of interest for the Funds, the Board of Trustees will be notified as to the nature of the conflict.  Client contact forms, which detail the communication between the client and RAM regarding their voting direction will be maintained by RAM for a period of not less than a rolling twelve-month period.

IV.           Recordkeeping and Reporting

RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder.  RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records.  In addition, RAM will maintain appropriate proxy voting records for the Funds in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Proxy voting books and records are maintained by RAM for five years and may be requested in written form.  If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at PO Box 1993, Milwaukee, Wisconsin 53201.  A copy of the twelve-month voting history of the Funds will be made available on the SEC’s website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

Effective July 1, 2003

B-3

PROSPECTUS

[evolution logo]

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

Evolution VP Managed Bond Fund

Evolution VP All-Cap Equity Fund

Evolution VP Large Cap Fund

Evolution VP Small Cap Fund

Evolution VP Total Return Fund

Each Fund offers its shares to insurance company separate accounts that fund variable annuity contracts and life insurance policies.  This prospectus should be read together with the prospectus for those contracts and policies.  Shares are also offered to qualified pension and retirement plans outside the context of separate accounts.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

April 30, 2008

Page

OVERVIEW	1
ABOUT THE FUNDS	2
EVOLUTION VP MANAGED BOND FUND	2
EVOLUTION VP ALL-CAP EQUITY FUND	4
EVOLUTION VP LARGE CAP FUND	6
EVOLUTION VP SMALL CAP FUND	8
EVOLUTION VP TOTAL RETURN FUND	10
PRINCIPAL RISK FACTORS	12
HISTORICAL PERFORMANCE	15
FEES AND EXPENSES OF THE FUNDS	17
ABOUT YOUR INVESTMENT	19
SHARE PRICES OF THE FUNDS	19
RULE 12b-1 FEES	20
HOW TO INVEST IN SHARES OF THE FUNDS	20
ADDITIONAL INFORMATION	21
MANAGEMENT OF THE FUNDS	21
PORTFOLIO HOLDINGS INFORMATION	22
DISTRIBUTIONS AND TAXES	22
MASTER/FEEDER OPTION	23
FINANCIAL HIGHLIGHTS	24
PRIVACY NOTICE (Not a part of the prospectus)	PN-1
MORE INFORMATION ON THE DIREXION INSURANCE TRUST	Back Cover

In deciding whether to invest in the funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”).  The Direxion Insurance Trust (the “Trust”) has not authorized others to provide additional information.  The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

i

OVERVIEW

This Prospectus describes the Evolution VP Managed Bond Fund (the “Managed Bond Fund”), the Evolution VP All-Cap Equity  Fund (the “All-Cap Equity Fund”), the Evolution VP Large Cap Fund (the “Large Cap Fund”), the Evolution VP Small Cap Fund (the “Small Cap Fund”) and the Evolution VP Total Return Fund (the “Total Return Fund” and, together with the Managed Bond Fund, the All-Cap Equity Fund, the Large Cap Fund and the Small Cap Fund, each, a “Fund” and, collectively, the “Funds”) of the Direxion Insurance Trust (formerly the Potomac Insurance Trust).  Shares of the Funds may be purchased through variable annuity contracts and variable life insurance policies (“Contracts”).  The Funds also may be purchased through certain qualified pension and retirement plans (“Plans”).

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the Funds’ investment adviser.  Flexible Plan Investments, Ltd. (“FPI” or “Subadviser”) serves as the Funds’ subadviser.  (Collectively, Rafferty and FPI are referred to herein as “Advisers” in certain circumstances.)

“Evolution” in the Funds’ names refers to the dynamic asset allocation strategy employed by the Subadviser in managing each Fund’s assets.  The Subadviser selects the investment opportunities it believes will have the best performance and holds them until it believes another opportunity has greater potential.

The Managed Bond Fund, the All-Cap Equity Fund, the Large Cap Fund and the Small Cap Fund seek high appreciation on an annual basis consistent with a high tolerance for risk.  The Total Return Fund seeks high total return on an annual basis consistent with a high tolerance for risk.  Each Fund is aggressively managed by the Subadviser.  The Subadviser seeks investment opportunities for each Fund that maximizes each Fund’s investment returns.   The Managed Bond Fund, under normal circumstances, will invest 80% of its net assets (plus any borrowings for investment purposes) in fixed-income debt securities indirectly through securities that invest in or are a derivative of fixed income securities. The All-Cap Equity Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities either directly through stocks and American Depository Receipts (“ADRs”) or indirectly through securities that invest in or are a derivative of equity securities.  The Large Cap Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in large cap equity securities either directly through stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities. The Small Cap Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in small cap equity securities either directly through stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.   The Total Return Fund will primarily invest directly or indirectly in income generating securities, including dividend paying equities, interest bearing fixed income securities, ETFs and derivative securities.  Generally, when investing the assets of each Fund, the Subadviser begins by creating a universe of securities “baskets” from the securities in which each Fund may invest.  Next, the Subadviser monitors daily the total return performance of the individual baskets over a predetermined period and ranks the baskets against each other.  The Subadviser then selects the baskets it believes have the greatest potential when comprising each Fund’s portfolio.  Finally, the Adviser positions each Fund’s assets in accordance with the Subadviser’s recommendations.

Each Fund’s investment strategy may result in the investment of a large portion or all of the assets of each Fund in cash or cash equivalents at any given time for temporary defensive purposes to provide security of principal, current income and liquidity.

1

There is no assurance that the Funds will achieve their objectives.

ABOUT THE FUNDS

EVOLUTION VP MANAGED BOND FUND

Fund Objective

The Managed Bond Fund seeks the highest appreciation on an annual basis consistent with a high tolerance for risk.

The Managed Bond Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Managed Bond Fund is aggressively managed by the Subadviser.  The Managed Bond Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in fixed-income securities indirectly through securities that invest in or are a derivative of fixed-income securities, including ETFs and closed-end investment companies (collectively, “fixed-income securities”).  The Managed Bond Fund also may invest in futures, options and swaps.  To a limited extent, the Managed Bond Fund may invest directly in fixed-income securities.  The underlying fixed-income securities in which the Managed Bond Fund seeks to gain exposure include:

•	U.S. Treasury bonds and notes;
•	U.S. government-sponsored enterprises, such as Fannie Mae© and Freddie Mac©;
•	U.S. dollar-denominated corporate obligations;
•	Mortgage and asset-backed securities;
•	Corporate bonds and notes;
•	Zero coupon bonds;
•	Commercial paper and other money market instruments;
•
Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; and

•	High-yield (“junk”) bonds.

The Managed Bond Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Subadviser analyzes the overall investment opportunities of various fixed-income securities and market sectors to determine how to position the Managed Bond Fund’s portfolio.  The Subadviser may position the Managed Bond Fund’s portfolio to seek exposure to a variety of credit categories, which could range from government securities to junk bonds.  The Managed Bond Fund is not limited in its exposure to junk bonds, which may include bonds in the lowest credit rating category.  In addition, the Managed Bond Fund invests in fixed-income securities without any restriction on maturity.  The Subadviser also may invest up to 50% of the Managed Bond Fund’s assets in short positions in fixed-income securities.

2

In conducting its analysis, the Subadviser may create from the universe of fixed-income securities various “baskets” of securities that are defined by differences in creditworthiness and duration to maturity.  Examples of baskets of securities in which the Managed Bond Fund may invest include, but are not limited to, deep discount closed-end bond funds, bond ETFs, high yield closed-end bond funds and international closed-end bond funds.  The Subadviser evaluates and ranks the short-term performance of each basket and usually invests the Managed Bond Fund’s assets in the top performing baskets as well as baskets deemed “turnaround” candidates.  Turnaround candidates are baskets that have fallen to the bottom of the rankings, remained there for a sufficient period of time and rallied with significant upside momentum.

The Subadviser typically assigns each basket in which it invests a minimum holding period, though a basket’s actual holding period will depend on its performance ranking and likely will be longer than the assigned holding period.  By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings of the Managed Bond Fund.

The Subadviser generally evaluates all baskets daily based on rankings in order to minimize the impact and costs associated with trading.

The Subadviser’s investment strategy attempts to respond to the performance of each basket rather than the performance of a market index or technical indicators.  This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary analyses models that evaluate interest rate trends an other macroeconomic data, market momentum, price patterns and other technical data or relate to accounting periods, tax events and other calendar-related events.

The Subadviser also will create and rank a basket representing cash and/or cash equivalents (“cash basket”).  As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest the Managed Bond Fund’s assets in such a basket .  As a result, up to 100% of the Managed Bond Fund’s assets may be invested in cash or cash equivalents at any given time for temporary defensive purposes.  To earn income on available cash, a large portion or all of the assets of the Managed Bond Fund may be invested in high-quality, U.S. dollar-denominated, short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the Managed Bond Fund may not achieve its investment objective.

Risk Factors

In addition to the principal risks discussed in the “Principal Risk Factors” section below, the Managed Bond Fund is also subject to the following risks:

Credit Risk and Lower-Quality Debt Securities

The Managed Bond Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.  Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.  The Managed Bond Fund may invest in securities rated below investment grade or “junk bonds.”  Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company.  These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Managed Bond Fund’s performance may vary significantly as a result.  Therefore, an investment in the Managed Bond Fund is subject to a higher risk of loss of principal than an investment in a fund that may not invest in lower-rated securities.

3

Interest Rate Changes

Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.  In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.  Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk and Risk of Mortgage-Backed Securities

Many types of debt securities, including mortgage securities, are subject to prepayment risk.  Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity.  Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.  As a result, the Managed Bond Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.

Risk of Asset-Backed Securities

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities.  The value of the Managed Bond Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

EVOLUTION VP ALL-CAP EQUITY FUND

Fund Objective

The All-Cap Equity Fund  seeks high appreciation on an annual basis consistent with a high tolerance for risk.

The All-Cap Equity Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The All-Cap Equity Fund is aggressively managed by the Subadviser.  The All-Cap Equity Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities either directly through individual stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.  Equity securities include common stocks, ETFs and other closed-end investment companies.  The All-Cap Equity Fund also may invest in futures, options and swaps.  The All-Cap Equity Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The All-Cap Equity Fund invests in equity securities of any market capitalization, investment style, market sector or industry.  The All-Cap Equity Fund also may seek exposure to international issuers and there is no limit on the amount of assets that may be invested in international securities.  The Subadviser also may invest up to 50% of the All Cap Equity Fund’s assets in short positions in equity securities.

4

The Subadviser analyzes the overall investment opportunities of various equity securities and market sectors to determine how to position the All-Cap Equity Fund’s portfolio.  In conducting its analysis, the Subadviser creates baskets of equity securities (long and short) each of which is defined by a common set of criteria .  For example, there may be a basket of stocks with low price-to-earnings ratios and another basket containing high-yield stocks, and so on.  The universe of equity securities will be drawn from the three main Standard & Poor’s® (“S&P®”) indexes – S&P 500® Index, S&P 400 MidCap Index and S&P 600 SmallCap Index, together with international equity securities baskets, typically consisting of ETFs, ADRs and closed-end investment companies, grouped by region, countries, sectors or other common characteristics.

The Subadviser evaluates and ranks the short-term total return performance of each basket and usually invests the All-Cap Equity Fund’s assets in the top-performing baskets as well as baskets deemed “turnaround” candidates.  Turnaround candidates are baskets that have fallen to the bottom of the rankings, remained there for a sufficient period of time and rallied with significant upside momentum.

The Subadviser typically assigns each basket in which it invests a minimum holding period, though a basket’s actual holding period will depend on its performance ranking and likely will be longer than the assigned holding period.  By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings of the All-Cap Equity Fund.

The Subadviser generally evaluates all baskets daily based on rankings in order to minimize the impact and costs associated with trading.

The Subadviser’s investment strategy attempts to respond to the performance of each basket rather than the performance of a market index or technical indicators.  This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary analyses models that evaluate interest rate trends an other macroeconomic data, market momentum, price patterns and other technical data or relate to accounting periods, tax events and other calendar-related events.

The Subadviser also will create and rank a basket representing cash and/or cash equivalents (“cash basket”).  As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest the All-Cap Equity Fund’s assets in such a basket .  As a result, up to 100% of the All-Cap Equity Fund’s assets may be invested in cash or cash equivalents at any given time and for temporary defensive purposes.  To earn income on available cash, a large portion or all of the assets of the All-Cap Equity Fund may be invested in high-quality, U.S. dollar-denominated, short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the All-Cap Equity Fund may not achieve its investment objective.

5

Risk Factors

In addition to the principal risks discussed in the “Principal Risk Factors” section below which are common to both Funds, the All-Cap Equity Fund also is subject to the following risks:

Risks of Investing in Equity Securities:

The All-Cap Equity Fund may invest in publicly issued equity securities, including common stocks.  Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of common stocks in which the All-Cap Equity Fund invests will cause the net asset value of the All-Cap Equity Fund to fluctuate.

Risks of Investing in Small Capitalization Companies:

Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies.  Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.

EVOLUTION VP LARGE CAP FUND

Fund Objective

The Large Cap Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk.

The Large Cap Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Large Cap Fund is aggressively managed by the Subadviser.  The Large Cap Fund will typically invest at least 80% of its net assets (plus any borrowing for investment purposes) in large cap equity securities either directly through individual stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.  Equity securities include common stocks, ETFs and closed end investment companies.  The Large Cap Fund considers equity securities to be large capitalization if they have market capitalizations greater than $2 billion at the time of purchase .  The Large Cap Fund also may invest in futures, options and swaps.  The Large Cap Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The Large Cap Fund invests in equity securities of any investment style, market sector or industry.  The Large Cap Fund also may seek exposure to international issuers and there is no limit on the amount of assets that may be invested in international securities.  The Subadviser also may invest up to 50% of the Large Cap Fund’s assets in short positions in equity securities.

The Subadviser analyzes the overall investment opportunities of various equity securities and market sectors to determine how to position the Large Cap Fund’s portfolio.  In conducting its analysis, the Subadviser creates baskets of equity securities (long and short) each of which is defined by a common set of criteria .  For example, there may be a basket of stocks with low price-to-earnings ratios and another basket containing high-yield stocks, and so on.  The universe of equity securities will be drawn from the Russell 1000® Index and may include international equity securities baskets, typically consisting of ETFs, ADRs and closed end investment companies, grouped by regions, countries, sectors or other common characteristics.

6

The Subadviser evaluates and ranks the short-term total return performance of each basket and usually invests the Large Cap Fund’s assets in the top-performing baskets as well as baskets deemed “turnaround” candidates.  Turnaround candidates are baskets that have fallen to the bottom of the rankings, remained there for a sufficient period of time and rallied with significant upside momentum.

The Subadviser typically assigns each basket in which it invests a minimum holding period, though a basket’s actual holding period will depend on its performance ranking and likely will be longer than the assigned holding period.  By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings of the Large Cap Fund.

The Subadviser generally evaluates all baskets daily based on rankings in order to minimize the impact and costs associated with trading.

The Subadviser’s ranking strategy attempts to respond to the performance of each basket rather than the performance of a market index or technical indicators.  This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or relate to accounting periods, tax events and other calendar-related events.

The Subadviser also will create and rank a basket representing cash and/or cash equivalents (“cash basket”).  As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest the Large Cap Fund’s assets in such a basket .  As a result, up to 100% of the Large Cap Fund’s assets may be invested in cash or cash equivalents at any given time for temporary defensive purposes.  To earn income on available cash, a large portion or all of the assets of the Large Cap Fund may be invested in high-quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the Large Cap Fund may not achieve its investment objective.

7

Risk Factors

In addition to the principal risks discussed in the “Principal Risk Factors” section below, the Large Cap Fund is also subject to the following risk:

Risks of Investing in Equity Securities

The Large Cap Fund may invest in publicly issued equity securities, including common stocks.  Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of common stocks in which the Large Cap Fund invests will cause the net asset value of the Large Cap Fund to fluctuate.

EVOLUTION VP SMALL CAP FUND

Fund Objective

The Small Cap Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk.

The Small Cap Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Small Cap Fund is aggressively managed by the Subadviser.  The Small Cap Fund will typically invest at least 80% of its net assets (plus any borrowing for investment purposes) in small cap equity securities either directly through individual stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.  Equity securities include common stocks, ETFs and closed end investment companies.  The Small Cap Fund considers equity securities to be small capitalization if they have market capitalizations within the capitalization range of the Russell 2000® Index at the time of purchase.  As of February 29 , 2008 , the market capitalization of companies included in the Russell 2000® Index was between $25 million and $7.3 billion.  The Small Cap Fund also may invest in futures, options and swaps.  The Small Cap Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The Small Cap Fund invests in equity securities of any investment style, market sector or industry.  The Small Cap Fund also may seek exposure to international issuers and there is no limit on the amount of assets that may be invested in international securities.  The Subadviser also may invest up to 50% of the Small Cap Fund’s assets in short positions in equity securities.

The Subadviser analyzes the overall investment opportunities of various equity securities and market sectors to determine how to position the Small Cap Fund’s portfolio.  In conducting its analysis, the Subadviser creates baskets of equity securities (long and short) each of which is defined by a common set of criteria .  For example, there may be a basket of stocks with low price-to-earnings ratios and another basket containing high-yield stocks, and so on.  The universe of equity securities will be drawn from the Russell 2000® Index and may include international equity securities baskets, typically consisting of ETFs, ADRs and closed end investment companies, grouped by regions, countries, sectors or other common characteristics.

The Subadviser evaluates and ranks the short-term total return performance of each basket and usually invests the Small Cap Fund’s assets in the top-performing baskets as well as baskets deemed “turnaround” candidates.  Turnaround candidates are baskets that have fallen to the bottom of the rankings, remained there for a sufficient period of time and rallied with significant upside momentum.

8

The Subadviser typically assigns each basket in which it invests a minimum holding period, though a basket’s actual holding period will depend on its performance ranking and likely will be longer than the assigned holding period.  By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings of the Small Cap Fund.

The Subadviser generally evaluates all baskets daily based on rankings in order to minimize the impact and costs associated with trading.

The Subadviser’s ranking strategy attempts to respond to the performance of each basket rather than the performance of a market index or technical indicators.  This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or relate to accounting periods, tax events and other calendar-related events.

The Subadviser also will create and rank a basket representing cash and/or cash equivalents (“cash basket”).  As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest the Small Cap Fund’s assets in such a basket .  As a result, up to 100% of the Small Cap Fund’s assets may be invested in cash or cash equivalents at any given time for temporary defensive purposes.  To earn income on available cash, a large portion or all of the assets of the Small Cap Fund may be invested in high-quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the Small Cap Fund may not achieve its investment objective.

Risk Factors

In addition to the principal risks discussed in the “Principal Risks Factors” section below, the Small Cap Fund also is subject to the following risks:

Risks of Investing in Equity Securities

The Small Cap Fund may invest in publicly issued equity securities, including common stocks.  Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of common stocks in which the Small Cap Fund invests will cause the net asset value of the Small Cap Fund to fluctuate.

Risks of Investing in Small Capitalization Companies

Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies.  Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.

9

EVOLUTION VP TOTAL RETURN FUND

Fund Objective

The Total Return Fund seeks high total return on an annual basis consistent with a high tolerance for risk.

The Total Return Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Total Return Fund is aggressively managed by the Subadviser.  The Total Return Fund will typically invest at least 80% of its net assets (plus any borrowing for investment purposes) directly in dividend paying equities or interest bearing fixed income securities (collectively, “income generating securities”) or indirectly through securities that invest in or are a derivative of income generating securities.  The Total Return Fund also may invest in futures, options and swaps.  The underlying income generating securities in which the Total Return Fund seeks to gain exposure include:

•	U.S. treasury bonds and notes;
•	U.S. government-sponsored enterprises, such as Fannie Mae© and Freddie Mac©;
•	U.S. dollar-denominated corporate obligations;
•	Mortgage and asset-backed securities;
•	Corporate bonds and notes and asset-backed securities;
•	Zero coupon bonds;
•	Commercial paper and other money market instruments;
•	Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries;
•	Dividend paying stocks; and
•	High-yield (“junk”) bonds.

The Total Return Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Subadviser analyzes the overall investment opportunities of various income generating securities and market sectors to determine how to position the Total Return Fund’s portfolio.  The Subadviser may position the Total Return Fund’s portfolio to seek exposure to a variety of credit categories, which could range from government securities to junk bonds.  The Total Return Fund is not limited in its exposure to junk bonds, which may include bonds in the lowest credit rating category.  In addition, the Total Return Fund may invest in income generating securities without any restriction on maturity.  The Subadviser also may invest up to 50% of the Total Return Fund’s assets in short positions in income generating securities.

In conducting its analysis, the Subadviser creates from the universe of income generating securities various “baskets” of securities (long and short) that are defined by differences in fundamental characteristics for dividend paying stocks and in creditworthiness and duration to maturity for fixed income securities.  Examples of baskets of securities in which the Total Return Fund may invest include, but are not limited to, deep discount closed end bond funds, high-yielding corporate stocks of various capitalization ranges and high-yielding ADRs of various geographical regions.  The Subadviser evaluates and ranks the short-term performance of each basket and usually invests the Total Return Fund’s assets in the top performing baskets as well as baskets deemed “turnaround” candidates.  Turnaround candidates are baskets that have fallen to the bottom of the rankings, remained there for a sufficient period of time and rallied with significant upside momentum.  In addition, there is no fixed allocation between equity and fixed income securities.  Rather, the allocation is determined by the Subadviser’s total return momentum ranking of the various baskets of securities in which the Total Return Fund invests.

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The Subadviser typically assigns each basket in which it invests a minimum holding period, though a basket’s actual holding period will depend on its performance ranking and likely will be longer than the assigned holding period.  By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings of the Total Return Fund.

The Subadviser generally evaluates all baskets daily based on rankings in order to minimize the impact and costs associated with trading.

The Subadviser’s ranking strategy attempts to respond to the performance of each basket rather than the performance of a market index or technical indicators.  This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or relate to accounting periods, tax events and other calendar-related events.

The Subadviser also will create and rank a basket representing cash and/or cash equivalents (“cash basket”).  As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest the Total Return Fund’s assets in such a basket .  As a result, up to 100% of the Total Return Fund’s assets may be invested in cash or cash equivalents at any given time for temporary defensive purposes.  To earn income on available cash, a large portion or all of the assets of the Total Return Fund may be invested in high-quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the Total Return Fund may not achieve its investment objective.

Risk Factors

In addition to the principal risks discussed in the “Principal Risk Factors” section below, the Total Return Fund also is subject to the following risks:

Credit Risk and Lower-Quality Debt Securities

The Total Return Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.  Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.  The Total Return Fund may invest in securities rated below investment grade or “junk bonds.”  Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company.  These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Total Return Fund’s performance may vary significantly as a result.  Therefore, an investment in the Total Return Fund is subject to a higher risk of loss of principal than an investment in a fund that may not invest in lower-rated securities.

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Interest Rate Changes

Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.  In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.  Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk and Risk of Mortgage-Backed Securities

Many types of debt securities, including mortgage securities, are subject to prepayment risk.  Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity.  Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.  As a result, the Total Return Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.

Risk of Asset-Backed Securities

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities.  The value of the Total Return Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Risks of Investing in Equity Securities

The Total Return Fund may invest in publicly issued equity securities, including common stocks.  Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of common stocks in which the Total Return Fund invests will cause the net asset value of the Total Return Fund to fluctuate.

PRINCIPAL RISK FACTORS

An investment in a Fund entails risks.  A Fund could lose money, or its performance could trail that of other investment alternatives.  Neither FPI nor Rafferty can guarantee that the Funds will achieve their objectives.  In addition, the Funds present some risks not traditionally associated with most mutual funds.  It is important that investors closely review and understand these risks before making an investment in the Funds.  These and other risks are described below.

Risks of the Subadviser’s Investment Strategy

While the Subadviser seeks to take advantage of investment opportunities for a Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund.  The Subadviser will aggressively change a Fund’s portfolio in response to market conditions that are unpredictable and may expose a Fund to greater market risk than other mutual funds.  There is no assurance that the Subadviser’s investment strategy will enable a Fund to achieve its investment objectives.

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Risks of Aggressive Investment Techniques

The Funds use investment techniques that may be considered aggressive.  Risks associated with securities indices, swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.  These instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

High Portfolio Turnover

A Fund’s aggressive investment strategy typically results in significant portfolio turnover to take advantage of anticipated changes in market conditions.  High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.

Risks of Investing in Foreign Securities

Investments in foreign securities involve greater risks than investing in domestic securities.  As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.  The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Risks of Investing in Other Investment Companies and ETFs

The Funds may invest in ETFs and other investment companies.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio the contents of the index or a representative sample of the securities in the index.  ETFs and closed-end investment companies are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF and closed-end investment company shares potentially may trade at a discount or a premium depending upon the market for such shares.  Because the value of ETF and closed-end investment company shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s ETF or closed-end investment company holdings at the most optimal time, which may adversely affect a Fund’s performance.

Investments in ETF and investment company shares may involve the duplication of advisory fees and other fund expenses.  By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF and will indirectly bear a proportionate share of the investment company's or ETF's fees and expenses.  ETF and closed-end investment company shares are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund.

Risks of Shorting Securities

A Fund may from time to time, establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indices.  In general, when a Fund shorts securities, it borrows the securities from a broker and sells the borrowed securities.  The Fund is obligated to deliver to the broker securities that are identical to the securities sold short and will be subject to the risk of loss, which may be significant, in the event that the market value of the securities sold short plus related transaction costs exceeds the proceeds to the Fund from the short sale.  A short sale involves the theoretically unlimited risk of an increase in the market price of the security, basket of securities or index sold short, which, except in the case of a short sale “against the box,” would result in a theoretically unlimited loss.  As a consequence, a Fund will lose value if and when the price of particular securities, baskets of securities or indexes rise – a result that is the opposite from traditional mutual funds.  The holder of a short position is responsible for paying the dividends and interest accruing on the short position.  Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

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Risks of Investing in Derivatives

The Funds use investment techniques, including investments in derivative instruments, which may be considered aggressive.  A Fund may invest in instruments that attempt to track the price movement of underlying securities or indices.  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time.   In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed.   Investments in derivatives may not correctly correlate with the price movements of the underlying index or instrument.  As a result, the use of derivatives may expose a Fund to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives.  The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Swap Agreement Risks

A Fund may enter into swap agreements, which are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. Swaps do not involve the delivery of securities, other underlying assets or principal. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.  If the counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.  In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.  A Fund will enter into swap agreements only with counterparties that are reasonably believed to be capable of performing under the agreement. Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor of the counterparty’s credit to determine the likelihood that the terms of the agreement will be satisfied.

Risks of Non-Diversification

Each Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities.  Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

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HISTORICAL PERFORMANCE

The bar chart and performance tables below provide some indication of the risks of investing in the Managed Bond Fund and the All-Cap Equity Fund by comparing their performance with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the Managed Bond Fund and the All-Cap Equity Fund by showing their highest and lowest quarterly returns.  The Managed Bond Fund and the All-Cap Equity Fund’s past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.  No performance information is presented for the Large Cap Fund, the Small Cap Fund and the Total Return Fund because they have not commenced operations prior to the date of this Prospectus.

Evolution VP Managed Bond Fund

Total Return for the Calendar Year Ended December 31

Fund	Highest Quarterly Return	Lowest Quarterly Return

Managed Bond Fund	3.13% (3rd quarter 2006)	-4.09% (1st quarter 2005)

Average Annual Total Returns as of December 31, 2007
	1 Year	Since Inception(1)
Managed Bond Fund
Return Before Taxes	1.14%	0.80%
Lehman U.S. Aggregate Bond Index (2)	6.97%	5.04%
Lipper High Current Yield Bond Index(3)	2.13%	6.83%
____________
(1)	The Evolution VP Managed Bond Fund commenced operations on July 1, 2004.

(2)
The Lehman U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.  The performance of the index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper High Yield Bond Index is the average of the 30 largest mutual funds in the Lipper High Current Yield Bond Fund category.  These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

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Evolution VP All-Cap Equity Fund

Total Return for the Calendar Year Ended December 31

Fund	Highest Quarterly Return	Lowest Quarterly Return

All-Cap Equity Fund	10.85% (3rd quarter 2005)	-3.42% (1st quarter 2005)

Average Annual Total Returns as of December 31, 2007
	1 Year	Since Inception(1)
All-Cap Equity Fund
Return Before Taxes	3.11%	8.79%
S&P 500® Index (2)	5.49%	9.82%
____________
(1)	The Evolution VP All-Cap Equity Fund commenced operations on July 1, 2004.

(2)
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

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FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  For the Managed Bond Fund and the All-Cap Equity Fund, the expenses below are based on actual expenses incurred for the fiscal year ended December 31, 2007 .   The Large Cap Fund, the Small Cap Fund and the Total Return Fund, had not commenced operations as of the date of this prospectus, therefore , Other Expenses below reflect estimated expenses expected to be incurred for the fiscal year ending December 31, 2008 .  The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses.  Please refer to your Contract Prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None

Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	None

Annual Operating Expenses (%) (expenses that are deducted from Fund assets)

	Evolution VP Managed Bond Fund	Evolution VP All-Cap Equity Fund	Evolution VP Large Cap Fund	Evolution VP Small Cap Fund	Evolution VP Total Return Fund
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees (1)	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses (2)	0.81%(2)	0.69%(2)	0.49%(3)	0.60%(3)	0.47%(3)
Acquired Fund Fees and Expenses (4)	0.37%	0.07%	–	–	–
Total Annual Fund Operating Expenses	2.43%	2.01%	1.74%	1.85%	1.72%
Expense Waiver/Reimbursement	-0.06%	0.06%(6)	N/A	N/A	N/A
Net Annual Fund Operation Expenses	2.37%(5)	2.07%(5)	1.74%	1.85%	1.72%

(1)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 0.25% of its average daily net assets for distribution and shareholder services.  The Funds currently pay Rule 12b-1 fees in the amount of 0.25%.

(2)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include a separate shareholder servicing fee paid by each Fund in the amount of 0.20% of a Fund’s average daily net assets on an annual basis.  In addition, as part of the Managed Bond Fund and the All-Cap Equity Fund's investment strategy, they may take short positions in securities, which may result in dividend and interest expenses that may increase the Funds’ Other Expenses.  During the fiscal year ended December 31, 2007, the Managed Bond and the All-Cap Equity Fund did not enter into short positions, and, thus, no additional expenses associated with these positions are included in the calculation above. If a Fund incurs such expenses in the future, actual Fund expenses may be higher than those shown.

(3)
The Large Cap Fund, the Small Cap Fund and the Total Return Fund may take short positions in securities.  Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees and expenses that a Fund incurs from investing in the shares of other registered and unregistered investment companies (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.   Because the Total Annual Fund Operating Expenses in the table above include Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.   Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 2.06% and 1.94%, for the Managed Bond Fund and the All-Cap Equity Fund, respectively.

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(5)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Managed Bond Fund and the All-Cap Equity Fund for Other Expenses through December 31, 2008 to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 2.00% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends and interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses,  and extraordinary expenses such as litigation ).  Any expense waiver is subject to reimbursement by the Managed Bond Fund and the All-Cap Equity Fund, as applicable , within the following three years if overall expenses fall below these percentage limitations. This contractual waiver and reimbursement arrangement can be altered only with the approval of the Board of Trustees.

(6)	For the fiscal year ended December 31, 2007, the All-Cap Equity Fund reimbursed the Adviser the amount shown.

Expense Example

The table below is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.  The table shows what you would have paid if you invested $10,000 in the Funds over the periods shown and then redeemed all your shares at the end of those periods.  It also assumes that your investment has a 5% return each year and the operating expenses remain the same.  For the Managed Bond and All-Cap Equity Funds, the 1 year dollar amounts and the dollar amounts for the first year of the 3, 5 and 10 year columns for each Fund reflect the “Net Annual Fund Operating Expenses” of each Fund that result from any contractual expense limitation arrangement.  The second and later years within the 3, 5 and 10 year columns for the Managed Bond Fund and the All-Cap Equity Fund reflect the “Total Annual Fund Operating Expenses” of each Fund without any expense limitation.  The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Evolution VP Managed Bond Fund	$240	$752	$1,290	$2,762
Evolution VP All-Cap Equity Fund	$210	$636	$1,088	$2,342
Evolution VP Large Cap Fund	$177	$548	N/A	N/A
Evolution VP Small Cap Fund	$188	$582	N/A	N/A
Evolution VP Total Return Fund	$175	$542	N/A	N/A

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ABOUT YOUR INVESTMENT

SHARE PRICES OF THE FUNDS

A fund’s share price is known as its net asset value (“NAV”).  Each Fund’s share price is calculated as of the close of regular trading, usually as of 4:00 pm Eastern time, each day the New York Stock Exchange (“NYSE”) is open for business.  All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m.  Eastern time ) will be processed at that day’s NAV. Transaction orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.

Share price is calculated by dividing each Fund’s net assets by its shares outstanding.  The Funds use the following methods to price securities held in their portfolios:

•
Equity securities, over-the-counter (“OTC”) securities, closed-end investment companies, ETFs, swap agreements, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

•
Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, or the Funds or the Adviser believes the market price is stale will be valued at fair value estimates by the Adviser under the supervision of the Board of Trustees.

Fair Value Pricing

Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded.  Securities are priced at a fair value as determined by the Adviser, under the supervision of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, or the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs.  Examples of Significant Events may include:  (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.  If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

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Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

RULE 12b-1 FEES

The Funds have adopted a distribution plan under Rule 12b-1 (the “Plan”) which allows each Fund to charge annualized fees up to 0.25% of that Fund’s average daily net assets to pay insurance companies or plan sponsors for distribution and shareholder services.  The Funds currently pay Rule 12b-1 fees in the amount of 0.25% and a separate shareholder servicing fee in the amount of 0.20% to the insurance companies that issue variable annuity and variable life policies through which you may invest in the Funds.   Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO INVEST IN SHARES OF THE FUNDS

The Direxion Insurance Trust offers shares of each Fund to insurance company separate accounts that serve as investment vehicles for Contracts.  The Trust also offers shares of each Fund to certain Plans.  The separate accounts and plan sponsors, not the individual contract owners or plan beneficiaries, are the shareholders of the Funds.  However, the separate accounts and plan sponsors may pass through voting rights to the Contract owners or Plan beneficiaries.

Contract owners and Plan beneficiaries that desire to purchase, sell or exchange shares in the Funds should consult with the insurance company that issued their Contracts, the accompanying variable Contract prospectus or their plan sponsor.  There may be other restrictions and costs for purchases, sales or exchanges.

Excessive Trading

Each Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders.  The Board of Trustees has adopted a policy regarding excessive trading. Shares of the Funds are only available through Contracts and Plans, in which the Funds’ Subadviser generally initiates transactions in shares of the Funds.  As a result, the Funds do not currently impose any trading restrictions or redemption fees on Fund shareholders.

However, the Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices.  As approved by the Board of Trustees, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in its sole discretion, to identify trading practices as abusive.  The Funds further reserve the right to refuse purchase requests from an account that a Fund has identified as engaging in abusive trading practices or any individuals or groups who, in each Fund’s view, are likely to engage in market timing or excessive trading.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since each Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds.  Rafferty has been managing mutual funds since June 1997.  Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York, 10004.  As of December 31, 2007 , the Adviser had approximately $1.35 billion in assets under management.

Under an investment advisory agreement (“Advisory Agreement”) between the Trust and Rafferty, each Fund pays Rafferty fees at an annualized rate of 1.00% of a Fund’s average daily net assets. For the fiscal year ended December 31, 2007 , the Advisor received net management fees as a percentage of average daily net assets of 0.94 % from the Managed Bond Fund .   The All-Cap Equity Fund reimbursed the Advisor for fees previously reduced and/or expenses reimbursed by the Advisor to the Fund in the amount of 0.06% of the Fund’s average daily net assets pursuant to expense limitation and reimbursement arrangements between the Fund and the Advisor.

Rafferty has retained FPI to serve as subadviser to the Funds under an investment subadvisory agreement (“Subadvisory Agreement”).  Rafferty (not the Funds) pays FPI a subadvisory fee at an annualized rate of 0.60% of each Fund’s net assets on assets up to $250 million, 0.65% on assets between $250 million and $350 million, 0.70% on assets between $350 million and $450 million and 0.75% on assets over $450 million.  FPI is located at 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302.  FPI was founded in 1981 by its President, Jerry C. Wagner.  FPI provides investment management services to individuals, pension and profit plans and non-profit organizations.

An investment team from FPI will manage the Funds’ assets under the supervision of Rafferty.  Under the subadvisory arrangement, FPI will direct the allocation of the Funds’ assets among various investment vehicles selected by FPI.  Rafferty will implement FPI’s allocation decisions for each Fund by placing all brokerage orders for the purchase and sale of those securities.

A discussion regarding the basis on which the Board of Trustees approved the Advisory Agreement and Subadvisory Agreement is included in the Annual Report to shareholders for the period ended December 31, 2007 for the Managed Bond and All-Cap Equity Funds.

Mr. Wagner and Bruce Greig jointly serve as co-portfolio managers of the Funds.  Mr. Wagner has been President, Director and sole shareholder of FPI since its organization in 1981.  Mr. Greig has been a portfolio manager at FPI since May 1995 and currently holds the position of Vice President-Research and Associate Investment Officer.

21

The Funds’ SAI provides additional information about the compensation of the Funds’ portfolio managers, other accounts they manage and their ownership of securities of the Funds.

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.  Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports will be available by contacting the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes dividends from its net investment income at least annually.  Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains at least annually.  A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested automatically at the NAV per share in shares of the distributing Fund unless you request otherwise in writing.   If you were to elect to receive distributions from a Fund by check and the U.S. Postal Service cannot deliver the check, or the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the then-current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

Each Fund, which is treated as a separate corporation for Federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not have to pay federal income tax on that part of its investment company taxable income (determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

Fund shares are offered only to insurance company separate accounts that fund Contracts (“Separate Accounts”) and to Plans.  Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts.  See the applicable Contract prospectus for a discussion of the federal income tax status of (1)  the Separate Accounts and (2) the holders of Contracts funded through the Separate Accounts.   Plans generally are exempt from federal income tax, though distributions from Plans usually are taxable.  For more information, contact your Plan administrator.

It is important for each Fund to maintain its status as a regulated investment company (and to satisfy certain other requirements), because its shareholders that are Separate Accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Fund meet the investment diversification requirements that apply to those accounts.  If a Fund failed to meet those requirements, owners of Contracts funded through it would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral.  Accordingly, the Adviser monitors each Fund’s compliance with the applicable regulated investment company qualification and Separate Account diversification requirements.

22

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a more detailed discussion.  Prospective shareholders are urged to consult their tax advisers.

MASTER/FEEDER OPTION

The Funds may in the future operate under a master/feeder structure.  This means that each Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective.  The “master” fund would purchase instruments for investment.  It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds.  If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval.  However, the Trustees’ decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders.  In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.  You also will receive a 30-day notice prior to the implementation of the master/feeder structure.

23

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of shares of the Managed Bond Fund and the All-Cap Equity Fund for the periods indicated.  No financial information is available for the Large Cap Fund, the Small Cap Fund and the Total Return Fund because they had not commenced operations prior to the date of this Prospectus.  The information shown below was audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.  Certain information reflects financial results for a single share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Evolution VP Managed Bond Fund
	Year ended	Year ended	Year ended	July 1, 2004[1] to
	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004
Per share data:
Net asset value, beginning of year	$20.00	$19.61	$20.76	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]	0.73	0.63	0.67 [6]	0.32
Net realized and unrealized gain (loss) on investments	(0.51)	(0.19)	(1.54)	0.44

Total from investment operations	0.22	0.44	(0.87)	0.76

Less distributions:
Dividends from net investment income	(0.58)	(0.05)	(0.25)	—
Distributions from realized gains	—	—	(0.03)	—

Total distributions	(0.58)	(0.05)	(0.28)	—

Net asset value, end of period	$19.64	$20.00	$19.61	$20.76

Total return[8]	1.14%	2.23%	(4.19)%	3.80%[2]
Supplemental data and ratios:
Net assets, end of period	$11,767,051	$13,240,198	$4,196,565	$753,551
Ratio of net expenses to average net assetsexcluding short dividends:
Before expense reimbursement/recoupment	2.06%	2.55%	4.69%	23.17%[3]
After expense reimbursement/recoupment	2.00%	2.00%	2.00%	2.00%[3]
Ratio of net expenses to average net assetsincluding short dividends:
Before expense reimbursement/recoupment	—	—	4.93%	— [3]
After expense reimbursement/recoupment	—	—	2.24%	— [3]

24

Ratio of net investment income
(loss) to average net assets including short dividends:
Before expense reimbursement/recoupment	3.56%	2.64%	0.68%	(17.98)%[3]
After expense reimbursement/recoupment	3.62%	3.19%	3.37%[7]	3.19%[3]
Portfolio turnover rate[5]	958%	954%	978%	7	% [2]

[1]	Commencement of operations.
[2]	Not Annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.  Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities.  The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	Net investment income (loss) before dividends on short positions for the year ended December 31, 2005 was $0.72.
[7]	The net investment income (loss) ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended December 31, 2005 was 3.60%.
[8]
All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes or any fees and expense imposed under the Contracts and Plans, which would increase overall fees and expenses.  Please refer to your Contract or Plan prospectuses for a description of those fees and expenses.

25

	Evolution VP All-Cap Equity Fund
	Year ended	Year ended	Year ended	July 1, 2004[1] to
	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004
Per share data:
Net asset value, beginning of year	$25.71	$23.12	$21.06	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]	(0.07)	0.11	0.03	(0.15)
Net realized and unrealized gain (loss) on investments	0.88	2.83	2.03	1.21

Total from investment operations	0.81	2.94	2.06	1.06

Less distributions:
Dividends from net investment income	(0.08)	(0.00)[6]	—	—
Distributions from realized gains	(1.25)	(0.35)	—	—

Total distributions	(1.33)	(0.35)	—	—

Net asset value, end of period	$25.19	$25.71	$23.12	$21.06

Total return[7]	3.11%	12.70%	9.78%	5.30%[2]
Supplemental data and ratios:
Net assets, end of period	$27,864,614	$27,203,887	$7,980,468	$1,043,923
Ratio of net expenses to average net assets:
Before expense reimbursement/recoupment	1.94%	2.09%	3.84%	20.13%[3]
After expense reimbursement/recoupment	2.00%	2.00%	2.00%	2.00%[3]
Ratio of net investment income
(loss) to average net assets :
Before expense reimbursement/recoupment	(0.21)%	0.35%	(1.72)%	(19.66)%[3]
After expense reimbursement/recoupment	(0.27)%	0.44%	0.12%	(1.53)%[3]
Portfolio turnover rate[5]	1,018%	909%	1,001%	2	% [2]

[1]	Commencement of operations.
[2]	Not Annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.  Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities.  The F und’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	Amount less than $0.005 per share.
[7]
All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes or any fees and expenses imposed under the Contracts and Plans, which would increase overall fees and expenses.  Please refer to your Contract or Plan prospectus for a description of those fees and expenses.

26

PRIVACY NOTICE

At the Direxion Insurance Trust, we are committed to protecting your privacy.  To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information.  We collect this information from the following sources:

•	Account applications or other forms on which you provide information;
•	Mail, e-mail, the telephone and our website; and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law.  In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants.  Those companies are contractually bound to use that information only for the services for which we hired them.  They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose.  There may also be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.  For questions about our policy, please contact us at (800) 851-0511.

Not a part of the Prospectus.

PN-1

MORE INFORMATION ON
THE DIREXION INSURANCE TRUST

Statement of Additional Information (“SAI”):  The Funds’ SAI contains more information on the Funds and their investment policies.  The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus).  A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

The Trust does not maintain a website with Fund information because it is intended only for use when accompanied by a Separate Account prospectus or qualified pension or retirement plan document, which is only available from the insurance companies or qualified plan sponsors that have selected the Funds as an investment vehicle.  To receive the Funds’ SAI or Fund Reports free of charge, contact the insurance company that issued your Contract or contact the Funds directly using the information below.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Insurance Trust
P.O. Box 1993
Milwaukee, Wisconsin 53201-1993

Call:	(800) 851-0511

By Internet:	www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.  Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-09761

P R O S P E C T U S

[THE DIREXION INSURANCE TRUST LOGO]

33 Whitehall Street
10th Floor
New York, New York 10004

(800) 851-0511

Evolution VP Managed Bond Fund

Evolution VP All-Cap Equity Fund

Evolution VP Large Cap Fund

Evolution VP Small Cap Fund

Evolution VP Total Return Fund

April 30, 2008

THE DIREXION INSURANCE TRUST

Evolution VP Managed Bond Fund
Evolution VP All-Cap Equity Fund
Evolution VP Large Cap Fund
Evolution VP Small Cap Fund
Evolution VP Total Return Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York  10004

(800) 851-0511

The Direxion Insurance Trust (the “Trust”) is a management investment company, or mutual fund, that offers a variety of investment portfolios to separate accounts that fund variable annuity contracts and variable life insurance policies of certain insurance companies (collectively, “Contracts”) and qualified pension and retirement plans (“Qualified Plans”).  This Statement of Additional Information (“SAI”) relates to five of those portfolios, the Evolution VP Managed Bond Fund, the Evolution VP All-Cap Equity Fund , the Evolution VP Large Cap Fund, the Evolution VP Small Cap Fund and the Evolution VP Total Return Fund (each a “Fund” and collectively the “Funds”).

This SAI dated April 30, 2008 is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated April 30, 2008 .  This SAI is incorporated herein by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.

To receive a copy of the Prospectus, Annual or Semi-Annual Reports to shareholders, without charge, write or call the Trust at the address or telephone number listed above.

Dated:  April 30, 2008

Page

THE DIREXION INSURANCE TRUST	1

CLASSIFICATION OF THE FUNDS	1

INVESTMENT POLICIES AND TECHNIQUES	1

American Depositary Receipts (“ADRs”)	2
Asset-Backed Securities	2
Bank Obligations	2
Corporate Debt Securities	3
Equity Securities	4
Foreign Securities	5
Illiquid Investments and Restricted Securities	5
Indexed Securities	6
Junk Bonds	7
Options, Futures and Other Strategies	7
Other Investment Companies	12
Repurchase Agreements	12
Short Sales	13
Swap Agreements	13
U.S. Government Securities	14
Zero-Coupon Securities	15
Other Investment Risks and Practices	16

INVESTMENT RESTRICTIONS	17

PORTFOLIO TRANSACTIONS AND BROKERAGE	19

PORTFOLIO HOLDINGS INFORMATION	20

MANAGEMENT OF THE TRUST	21

Trustees and Officers	21
Principal Shareholders, Control Persons, and Management Ownership	26
Investment Adviser and Subadviser	27
Portfolio Managers	29
Proxy Voting Policies and Procedures	30
Fund Administrator, Fund Accountant, and Custodian	30
Distributor	31
Distribution Plan	31
Independent Registered Public Accounting Firm	32

DETERMINATION OF NET ASSET VALUE	32

PURCHASES AND REDEMPTIONS	34

SHAREHOLDER AND OTHER INFORMATION	34

Shareholder Information	34
Other Information	34

TAXES	35

Taxes	35

i

FINANCIAL STATEMENTS	39

APPENDIX B	1

APPENDIX B	B-1

ii

THE DIREXION INSURANCE TRUST

The Trust is a Massachusetts business trust organized on December 29, 1999 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series, five of which are currently offered in this SAI.  Effective April 28, 2006, the Trust changed its name to the Direxion Insurance Trust.  Prior to that date, the Trust was known as the Potomac Insurance Trust.

This SAI relates only to the Evolution VP Managed Bond Fund (“Managed Bond Fund”), the Evolution VP All-Cap Equity Fund (the “All-Cap Equity Fund”), the Evolution Large Cap Fund (the “Large Cap Fund”), the Evolution Small Cap Fund (the “Small Cap Fund”) and the Evolution Total Return Fund (the “Total Return Fund).  Each Fund currently offers one class of shares.  Shares are made available with respect to Contracts and Qualified Plans where the insurance company or Qualified Plan sponsor receives payments at an annual rate of up to 0.25% of the shares average daily net assets for shareholder services.  The shares also may be subject to other charges as described in the Contracts’ prospectuses or Qualified Plan documents.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  Each Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that the Funds assume large positions in the securities of a small number of issuers, the Funds’ net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The Funds, however, intend to meet certain tax-related diversification standards at the end of each quarter of its taxable year required by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT POLICIES AND TECHNIQUES

The Managed Bond Fund, under normal circumstances, will invest 80% of its net assets (plus any borrowings for investment purposes) in fixed-income debt securities indirectly through securities that invest in or are a derivative of fixed income securities.   The All-Cap Equity Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities either directly through stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities .  The Large Cap Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in large cap equity securities either directly through stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities .  The Small Cap Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in small cap equity securities either directly through stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities .  The Total Return Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) directly in dividend paying equities or interest bearing fixed income securities, (“income generating securities”), or indirectly through securities that invest in or are a derivative of income generating securities .  The Funds may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of its objective.

1

American Depositary Receipts (“ADRs”)

A Fund may invest in ADRs and sell ADRs short.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Funds’ ability to resell when they deem advisable to do so.

2

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services©, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities.  Investment grade corporate bonds are those rated BBB or better by S& P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa also to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

3

Equity Securities

Common Stocks.  A Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  A Fund may invest in convertible securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, the Funds may invest in the lowest credit rating category.

Preferred Stock.  A Fund may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, the Funds may invest in the lowest credit rating category.

Warrants and Rights.  A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

4

Foreign Securities

A Fund may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

A Fund may purchase and hold illiquid investments.  A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid.  The Funds do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty or Flexible Plan Investments Ltd., (“FPI” or “Subadviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  (Collectively, Rafferty and FPI are referred to herein as “Advisers” in certain circumstances.)  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

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Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

A Fund may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”).  SPDRs® represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange (“AMEX”).  The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index.  SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

A Fund may invest in DIAMONDS®.  DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS® Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial AverageSM (“DJIASM”).  The DIAMONDS® Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIASM.  The DIAMONDS® Trust’s shares trade on the AMEX.  An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline.  Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIASM, the DIAMONDS® Trust may not be able to exactly replicate the performance of the DJIASM because of trust expenses and other factors.

A Fund may invest in NASDAQ-100 Index Tracking Stock®, often referred to as QQQs®.  QQQs® represent ownership in the NASDAQ-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® and whose shares trade on the AMEX.  The value of the QQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of QQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®.  QQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

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Investments in SPDRs®, DIAMONDS® and QQQs® are considered investments in other investment companies discussed below.

The Funds may invest, instead of or in addition to these indexed securities, in shares of alternate ETFs tracking the same market indices or other market indices within the same general market.

Junk Bonds

The Funds may invest in lower-rated debt securities of any maturity, often called “junk bonds.”

“Junk Bonds,” generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Advisers will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Options, Futures and Other Strategies

General.  A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of its position, to create a synthetic money market position and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Funds, the Funds are not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

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In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisers may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)                      Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisers may still not result in a successful transaction.  The Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2)                      Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)                      As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)                      Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

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Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

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If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

The exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the same rights as above, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

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Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant.  When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

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Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  A Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

A Fund may invest in the securities of other investment companies to the extent permitted by the 1940 Act.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Funds become a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

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A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Short Sales

A Fund may engage in short sale transactions under which it sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

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Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless Rafferty or FPI believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

A Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty or FPI believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

A Fund may invest in zero-coupon bonds of any rating or maturity.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value (“original issue discount” or “OID”).   The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, a Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

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Other Investment Risks and Practices

Borrowing.  A Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Fund’s net asset value and on its investments.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, the Managed Bond Fund and the All-Cap Equity Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  A Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  A Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on a four-business day notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Funds currently have no intention of lending their portfolio securities.

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Portfolio Turnover.  The Trust anticipates that the Funds will have very high portfolio turnover due to the active management of its portfolio.  A Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero.  However, a Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  The trading costs associated with portfolio turnover may adversely affect a Fund’s performance.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

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The Funds have adopted the following fundamental investment policy that enables them to invest in another investment company or series thereof:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund.  For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by a Fund will be the Fund’s interest in the investment company.

A Fund shall not:

1.  Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.  Underwrite securities of any other issuer.

3.  Purchase, hold, or deal in real estate or oil and gas interests.

4.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Funds may make short sales of securities.

5.  Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6.  Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Managed Bond Fund and the All-Cap Equity Fund have adopted the following fundamental investment limitation:

8.  Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

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The Large Cap Fund, the Small Cap Fund and the Total Return Fund have adopted the following fundamental investment limitation:

9.  Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; and (3) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

Each Fund has adopted the following non-fundamental policy, which may be changed by the vote of the Board without shareholder approval:

A Fund shall not hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Fund to fail to comply with the diversification requirements imposed by section 817(h) of the Code and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity contracts and/or variable life insurance policies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty and/or the Funds’ Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty.  Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds, Rafferty and/or the Funds’ Subadviser, as applicable, from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Funds’ Subadviser may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty and/or the Funds’ Subadviser in connection with the Funds.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Funds’ Subadviser, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Funds or the subadvisory fees to be paid by Rafferty.

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Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions.  The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by the Managed Bond Fund and the All-Cap Equity Fund for the following fiscal periods are shown in the tables below.  No information is shown for the Large Cap Fund, the Small Cap Fund and the Total Return Fund because they had not commenced operations prior to the date of this SAI.

Evolution VP Managed Bond Fund	Brokerage Fees Paid
Year Ended December 31, 2007	$ 41,232
Year Ended December 31, 2006	$ 42,924
Year Ended December 31, 2005	$ 15,603

Evolution VP All-Cap Equity Fund	Brokerage Fees Paid
Year Ended December 31, 2007	$ 141,463
Year Ended December 31, 2006	$ 108,269
Year Ended December 31, 2005	$ 17,162

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders.  In adopting the policies, the Board of Trustees considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds.  Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days, in conjunction with the Funds’ public disclosure described above.  In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board of Trustees.

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In addition, the Funds’ service providers, which include U.S. Bank, N.A., US Bancorp Fund Services, LLC, Rafferty Capital Markets LLC, Kirkpatrick & Lockhart Preston Gates Ellis LLP and Ernst & Young LLP, may receive portfolio holdings information in connection with their services to the Funds.  In no event shall the Advisers, their affiliates or employees, the service providers or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board of Trustees.  The Trustees are responsible for managing the Funds’ business affairs and for exercising all of the Funds’ powers except those reserved to the shareholders.  A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each Trustee of the Trust also serves on the Board of the Direxion Funds, the other registered investment company in the Direxion mutual fund complex.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York, 10004.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 65	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1999	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	114	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

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Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 63	Trustee	Lifetime of Trust until removal or resignation; Since 1999	President and Chief Executive Officer of Byrne Securities Inc., 1992- present.	114	None
Gerald E. Shanley III Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1999	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A. 1979 – present.	114	None
John Weisser Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	114	MainStay VP Series Fund, Inc.

Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 39	President Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A
William Franca Age: 50	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Todd Warren Age: 40	Chief Compliance Officer	One Year; Since 2007	Chief Legal Officer, Alaric Compliance Services, LLC 2006 to present; CCO and General Counsel, Oracle Evolution LLC 10/04 – 2/06.	N/A	N/A
Todd Kellerman Age: 33	Chief Financial Officer	One Year; Since 2007	Vice President of Corporate Development. Raven Holdings, Inc., 2003-2005; Business Consultant, 2002-2003; Senior Consultant – Business Consulting, Arthur Anderson, 1999-2000.	N/A	N/A
Stephen P. Sprague Age: 58	Treasurer and Controller	One Year; Since 1999	Chief Financial Officer of Rafferty for the past 5 years.	N/A	N/A
Eric W. Falkeis Age: 35	Secretary	One Year; Since 2004
Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty .

(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne, and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to:  the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Trust’s most recent fiscal year.

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The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne, and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues.  The Nominating Committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Trust with attention to the Nominating Committee Chair.  The recommendation must include the following Preliminary Information regarding the nominee:  (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne, and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

The following table shows the amount of equity securities in the portfolios of the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2007 :

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Evolution VP Managed Bond Fund	$0	$0	$0	$0
Evolution VP All-Cap Equity Fund	$0	$0	$0	$0
Evolution VP Large Cap Fund (1)	$0	$0	$0	$0
Evolution VP Small Cap Fund (1)	$0	$0	$0	$0
Evolution VP Total Return Fund (1)	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(2)	$0	$10,001-$50,000	$0	$0
(1)	As of the date of this SAI, the Large Cap Fund, the Small Cap Fund and the Total Return Fund had not commenced operations.
(2)
The “Direxion Family of Investment Companies” consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

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The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust.  The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended December 31, 2007 .

Aggregate Compensation From the:	Pension or Retirement Benefits Accrued	Estimated Annual	Aggregate Compensation From the
Name of Person, Position	Managed Bond Fund	All-Cap Equity Fund	Large Cap Fund(1)	Small Cap Fund(1)	Total Return Fund(1)	As Part of the Trust’s Expenses	Benefits Upon Retirement	Direxion Complex(2) Paid to the Trustees
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0	$0	$0	$0	$0
Jay F. Higgins (3)	$42	$42	$0	$0	$0	$0	$0	$5,000
Disinterested Trustees
Daniel J. Byrne	$246	$246	$0	$0	$0	$0	$0	$29,000
Gerald E. Shanley III	$297	$296	$0	$0	$0	$0	$0	$35,000
John Weisser (4)	$246	$246	$0	$0	$0	$0	$0	$29,000
(1)	As of the December 31, 2007 , the Large Cap Fund, the Small Cap Fund and the Total Return Fund had not commenced operations.
(2)	For the fiscal period ended December 31, 2007, trustees’ fees and expenses in the amount of $98,000 were incurred by the Trust.
(3)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Complex.
(4)	As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Complex.

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Principal Shareholders, Control Persons, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  As of March 31, 2008 , the following shareholders were considered to be either control persons or principal shareholders of the Managed Bond Fund and the All-Cap Equity Fund:

Evolution VP Managed Bond Fund

Name and Address	% Ownership
Security Benefit Life Insurance Company SBL Advance Designs c/o Variable Annuity Dept. One Security Benefit Place Topeka, KS 66636-0001	72.61%
First Security Benefit Life Insurance FBO FSBL Advance c/o Variable Annuity Dept. One SW Security Benefit Pl. Topeka, KS 66636-0001	18.98%
Midland National Life Insurance Company Attn: Variable Annuity P.O. Box 79907 Des Moines, IA 50325-0907	7.40%

Evolution VP All-Cap Equity Fund

Name and Address	% Ownership
Security Benefit Life Insurance Company SBL Advance Designs c/o Variable Annuity Dept. One Security Benefit Place Topeka, KS 66636-0001	77.93%
First Security Benefit Life FBO FSBL Advance c/o Variable Annuity Dept. One SW Security Benefit Pl. Topeka, KS 66636-0001	14.33%
Midland National Life Insurance Company Attn: Variable Annuity P.O. Box 79907 Des Moines, IA 50325-0907	7.16%

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In addition as of March 31, 2008 , the trustees and officers as a group owned less than 1% of the outstanding shares of the Managed Bond Fund and the All-Cap Equity Fund.

Because the Large Cap Fund, the Small Cap Fund and the Total Return Fund have not commenced operations as of the date of this SAI, they had no control persons or principal shareholders and the Trustees and officers as a group did not own any of their shares.

Investment Adviser and Subadviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Funds.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses that may arise, including litigation to which a Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty at an annual rate of 1.00% based on its average daily net assets.

Each Fund is responsible for its own operating expenses.   For the Managed Bond Fund and the All-Cap Equity Fund, Rafferty has contractually agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) through December 31, 2008 to the extent that their Total Annual Fund Operating Expenses exceed 2.00% of average daily net assets.    If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years.     There is no assurance that Rafferty will renew the arrangement after this date.

The table below shows the amount of advisory fees incurred and the amount of fees waived and/or absorbed by Rafferty   for the Managed Bond Fund and the All-Cap Equity Fund for the following fiscal periods.  No information is shown for the Large Cap Fund, the Small Cap Fund and the Total Return Fund because they had not commenced operations prior to the date of this SAI.

Evolution VP Managed Bond Fund	Advisory Fees Paid	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended December 31, 2007	$124,480	$8,065	$116,415
Year Ended December 31, 2006	$90,395	$49,690	$40,705
Year Ended December 31, 2005	$22,537	$60,627	$(38,090)

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Evolution VP All-Cap Equity Fund	Advisory Fees Paid	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended December 31, 2007(1)	$286,840	$0	$286,840
Year Ended December 31, 2006	$181,984	$16,813	$165,171
Year Ended December 31, 2005	$36,145	$66,665	$(30,520)
(1)	For the fiscal year ended December 31, 2007, the Advisor recouped $18,563 in expenses that were previously waived and/or reimbursed.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act.  The Advisory Agreement continues in force for an initial period of two years after the date of its approval.  The Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and FPI, FPI, subject to direction by Rafferty and the Board, will provide investment advice and portfolio management services to the Funds for a fee payable by Rafferty.  An investment team from FPI manages the Funds’ assets, under the supervision of Rafferty.  Under the subadviser arrangement, FPI directs, through Rafferty, the allocation of Fund assets among specific baskets of securities, created by FPI.  Then, Rafferty implements FPI’s investment decisions for each Fund by placing all brokerage orders for the purchase and sale of those securities.  For the investment subadvisory services provided to the Funds, Rafferty will pay FPI each month based on the Funds’ prior month’s total net assets at an annualized rate of 0.60% on assets up to $250 million, 0.65% on assets between $250 million and $350 million, 0.70% on assets between $350 million and $450 million and 0.75% on assets over $450 million.

The Subadvisory Agreement was initially approved by the Board of the Trust (including all of the Trustees who are not “interested persons” of the Rafferty or FPI, as defined under the 1940 Act) and the shareholders of the Funds, in compliance with the 1940 Act.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, FPI or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Funds.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by FPI.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of FPI upon termination of the Subadvisory Agreement.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

FPI shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

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Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, FPI, and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the Funds to invest in securities that may be owned by the Funds, subject to certain restrictions.

Portfolio Managers

Mr. Jerry C. Wagner and Mr. Bruce Greig jointly serve as co-portfolio managers of the Funds.  In addition to the Funds, Mr. Wagner and Mr. Greig jointly manage the other accounts set forth below.  FPI provided the following information regarding the other accounts managed by the Funds’ portfolio managers, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of December 31, 2007 .

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	12,481	Approx. $450.6 million	0	0

Because the other accounts listed above invest only in shares of mutual funds, FPI has not identified any material conflicts between the Funds and other accounts managed by Mr. Wagner and Mr. Greig.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.  FPI’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Rafferty. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of December 31, 2007 , the co-portfolio mangers’ compensation was paid by FPI and not the Funds.  Their compensation primarily consists of a fixed base salary and a bonus.  The co-portfolio mangers’ fixed base salary is reviewed periodically and may be increased based on consideration of various factors including, but not limited to, each manager’s experience, overall performance, and management responsibilities.  The amount of Mr. Wagner’s bonus is determined at the discretion of FPI while the amount of Mr. Greig’s bonus is determined by applying a formula against FPI’s adjusted net income.  Along with all other employees of FPI, the co-portfolio mangers’ may participate in the firm’s retirement plan where FPI may make matching contributions up to a defined percentage of their salary.  The co-portfolio managers’ salary, bonus, and retirement plan benefits are not based on the performance of the Funds or the value of assets held in the Funds’ portfolio.

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Set forth below are the dollar ranges of securities of the Managed Bond Fund and the All-Cap Equity Fund beneficially owned by each portfolio manager as of December 31, 2007 .  No information is provided for the Large Cap Fund, Small Cap Fund and the Total Return Fund as they had not commenced operations as of the date of this SAI.

Fund	Dollar Range of Equity Securities in the Fund
	Bruce Greig	Jerry C. Wagner
Evolution VP Managed Bond Fund	$0	$0
Evolution VP All-Cap Equity Fund	$0	$50,001 - $100,000
Evolution VP Large Cap Fund (1)	$0	$0
Evolution VP Small Cap Fund (1)	$0	$0
Evolution VP Total Return Fund (1)	$0	$0
(1)	As of the date of this SAI, the Large Cap Fund, the Small Cap Fund and the Total Return Fund had not commenced operations.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Funds as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.  Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, taking into account the value of the Funds’ investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, and Custodian

U.S. Bancorp Fund Services, LLC, (the “Administrator”) 615 East Michigan Street, Milwaukee, Wisconsin, 53202, provides administrative, fund accounting and transfer agent services to the Funds.  U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212 an affiliate of the Administrator, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).   As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $200,000 for the Fund Complex.   The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management service fees incurred by the Managed Bond Fund and the All-Cap Equity Fund to the Administrator for the fiscal periods shown .  No information is provided for the Large Cap Fund, Small Cap Fund and the Total Return Fund as they had not commenced operations as of the date of this SAI.

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Fiscal Period	Evolution VP Managed Bond Fund	Evolution VP All-Cap Equity Fund	Evolution VP Large Cap Fund	Evolution Small Cap Fund	Evolution Total Return Fund
Fiscal Year Ended December 31, 2007	$6,288	$12,087	$0	$0	$0
Fiscal Year ended December 31, 2006	$17,636	$17,586	$0	$0	$0
Fiscal Year ended December 31, 2005	$17,500	$17,500	$0	$0	$0

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.   For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $600,000 for the Fund Complex . The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Funds’ assets.  Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds’ portfolios.   The Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund.   The Custodian is also entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Pursuant to an Agreement between Security Benefit Life Insurance Company (“Security Benefit”) and the Trust on behalf of the Funds, Security Benefit provides shareholder and administrative services to the Funds.  For these services, the Trust will pay Security Benefit fees equal to an annual rate, calculated daily, of 0.20% of the average daily net assets of the value of the shares held in Security Benefit’s Separate Accounts.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares on a no-load basis.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended December 31, 2007, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust.   Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Plan of Distribution (the “Plan”) for each Fund.  The Plan authorizes each Fund to pay up to 0.25% of the Funds’ average daily net assets to insurance companies in connection with the distribution of Fund shares and other shareholder service activities.  The Funds currently pay Rule 12b-1 fees in the amount of 0.25% and a separate shareholder servicing fee in the amount of 0.20% of each Fund’s average daily net assets on an annual basis to the insurance companies that issue variable annuity and variable life policies through which you may invest in the Funds.  The insurance companies’ services may include printing and mailing of Fund prospectuses, statements of additional information, shareholder reports, sales brochures, compensation of insurance company sales personnel, account maintenance services, or other activities that the Board determines are primarily intended to result in the sale of shares.  The Plan provides that an insurance company will be compensated regardless of expenses it incurs.

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The Plan was approved by the Trustees, including the Independent Trustees of the Funds.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.  With the exception of the Distributor, as the Funds’ principal underwriter, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

The Plan permits payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services.  The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund.  In addition, the Plan authorizes payments by each Fund to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The table below shows the amount of 12b-1 fees incurred and the allocation of such fees by the Managed Bond Fund and the All-Cap Equity Fund for the fiscal year ended December 31, 2007 .  No information is provided for the Large Cap Fund, the Small Cap Fund and the Total Return Fund as they had not commenced operations as of the date of this SAI.

Fund	12b-1 fees paid
Evolution VP Managed Bond Fund	$31,045
Evolution VP All-Cap Equity Fund	$71,710

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Evolution VP Managed Bond Fund	$0	$0	$0	$31,045	$0	$0
Evolution VP All-Cap Equity Fund	$0	$0	$0	$71,710	$0	$0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 233 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust.   The Financial Statements of the Funds for the fiscal year ended December 31, 2007 have been audited by E&Y and are incorporated by reference herein with reliance upon the report of said Firm, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Funds is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business.  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities traded principally on the NASDAQ Global Market® (“NASDAQ®”) for which quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures adopted by the Board.

For purposes of determining net asset value per share of a Fund, options and futures contracts are valued at the last sale prices of the exchanges on which they trade.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued.  The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued.  A last sale price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued.  Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value by procedures adopted by the Board.  U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Other debt securities are valued by using the mean between the closing bid and asked price provided by the Pricing Service.  If the closing bid and asked price are not readily available, the Pricing Service may provide a price determined by a matrix pricing method, which is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices.  In the absence of market quotations or matrix-derived prices from the Pricing Service, the debt securities will be valued at fair value as determined in good faith by the Board.

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used.  The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.  Dividend income and other distributions are recorded on the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

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For purposes of calculating their daily NAV, the Funds typically reflect changes in their holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

PURCHASES AND REDEMPTIONS

The insurance company separate accounts in which premiums from the Contracts are deposited (“Separate Accounts”) may purchase and redeem shares of the Funds on each day the NYSE is open for trading.  Purchases and redemptions may be effected based on the amount of premium payments to be invested or surrendered and transfer requests, among other things.  No fees are charged to the Separate Accounts when they purchase or redeem shares of the Funds.

SHAREHOLDER AND OTHER INFORMATION

Shareholder Information

The Separate Accounts and Qualified Plan sponsors and not the individual Contract or Plan owners are the shareholders of the Funds.  However, the Contracts and Qualified Plans may pass through voting rights to the contract owners.  Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each series has equal voting rights, except that, in matters affecting only a particular series, only shares of that Class or series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

Other Information

Potential Conflicts.  Shares of the Funds may serve as the underlying investments for the separate accounts of unaffiliated insurance companies for both annuity contracts and life insurance policies.  The interests of various contract and policy owners might at some time be in conflict.  The Trust does not presently foresee any conflict.  However, the Board intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict.  If such conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw its investments in one or more of the Funds.  This may require a Fund to sell securities at unfavorable prices.

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TAXES

Taxes

Regulated Investment Company Status.  Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”).   If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income , the excess of net short-term capital gain over net long-term capital loss “short -term capital gains”) all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.   For each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies , or other income (including gains from options , futures or forward contracts ) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of a Fund’s taxable year, (a)  at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) , and (b)  not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer , (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “ RIC Diversification Requirements”).  The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that each Fund will be able to do so.  The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy the RIC Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by those Funds, pursuant to which each of them would expect to be treated as satisfying the RIC Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more of the Funds.

If a Fund failed to qualify for treatment as a RIC any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders , and (2) it would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment, and (3) more importantly, each Separate Account invested therein would fail to satisfy the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder (“Section 817 Diversification Requirement”) (described below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

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Additional Diversification Requirement.  Each Fund intends to continue to comply with the Section 817 Diversification Requirement on insurance company segregated asset (i.e., separate) accounts.  This requirement, which is in addition to the RIC Diversification Requirements imposed on the Funds, place certain limitations on the assets of each Separate Account -- and, because section 817(h) and the regulations treat the assets of each Fund as assets of the related Separate Account, of each Fund -- that may be invested in securities of a single issuer.  Specifically, the regulations require that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty days thereafter, no more than 55% of the value of an account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the RIC Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities and securities of other RICs.  A Fund’s failure to satisfy the Section 817 Diversification Requirements would result in taxation of the insurance company issuing the Contracts the premiums from which are invested through the Separate Accounts, in that Fund and treatment of the holders thereof other than as described in the applicable Contract prospectus.

Income from Foreign Securities.  Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies; (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables, or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive ; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain its on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC .  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

36

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts , involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith.   Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations, and gains from options, futures and forward contracts) the Fund derives with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.  Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Code section 1092 (dealing with straddles) also may affect the taxation of options , futures and forward contracts in which the Funds may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle .  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or foward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

37

Income from Zero Coupon and Payment-in-Kind Securities.  A Fund may acquire zero coupon or other securities (such as STRIPS) issued with OID.  As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income from REITs.  A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  No Fund will invest directly in REMIC residual interests, and no Fund intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

38

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds.  No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ and their shareholder activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions therefrom.

FINANCIAL STATEMENTS

The financial statements for the Managed Bond Fund and the All-Cap Equity Fund for the fiscal year ended December 31, 2007 are herein incorporated by reference to the Funds’ Annual Report to shareholders dated December 31, 2007 .  To receive a copy of the Annual or Semi-Annual Reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

No financial statements are available for the Large Cap Fund, the Small Cap Fund and the Total Return Fund because they had not commenced operations as of the date of this SAI.

39

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s are two prominent independent rating agencies that rate the quality of bonds.  Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service Ratings

Aaa: Bonds with this rating are judged to be of the best quality.  They carry the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation Ratings

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B
Direxion Insurance Trust
Proxy Voting Policies and Procedures

The Direxion Insurance Trust has adopted the following guidelines (the “Guidelines”) pursuant to which the Funds’ investment adviser, Rafferty Asset Management (“RAM”), in the absence of special circumstances, generally shall vote proxies.  These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of the Funds.

I.  Duty to Vote Proxies

RAM views seriously its responsibility to exercise voting authority over securities that are owned by the Funds.

A.  It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Funds’ shareholders.

B.  To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. RAM will make its proxy voting history and policies and procedures available to shareholders upon request.  If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201.

II.  Guidelines for Voting Proxies

RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below.  Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.  RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

The Direxion Insurance Trust portfolio management department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals.  While they are not exhaustive, they do provide a good indication of RAM’s general approach to a wide range of issues.

RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in the fund shareholders’ best interest and not necessarily always with management.  Each situation is considered individually within the general guidelines.  Routine proposals normally are voted based on the recommendation of the issuer’s management.  Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the funds’ shareholders.

B-1

1.           Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

•	Approval of auditors
•	Election of directors and officers of the corporation
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes
•	Declaring stock splits
•	Elimination of preemptive rights
•	Incentive compensation plans
•	Changing the date and/or the location of the annual meetings
•	Minor amendments to the articles of incorporation
•	Employment contracts between the company and its executives and remuneration for directors
•	Automatic dividend reinvestment plans
•	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2.           Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock.  The portfolio voting the proxy will review each issue in this category on a case-by-case basis.  RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation or formation
•	Changes in capitalization
•	Increase or decrease in number of directors
•	Increase or decrease in preferred stock
•	Increase or decrease in common stock
•	Stock option plans or other compensation plans
•	Social issues
•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Board classification without cumulative voting
•	Confidential voting

B-2

RAM will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

III.  Conflicts of Interests

RAM and affiliated companies’ business lines, limited to that of investment advisor to mutual funds and retail broker/dealer, preclude any potential material conflicts of interests between RAM and Direxion Insurance Trust’s shareholders. Neither RAM, nor its affiliates underwrite securities or own stock shares.

IV.  Recordkeeping and Reporting

RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder.  RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records.  In addition, RAM will maintain appropriate proxy voting records for the Funds in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Proxy voting books and records are maintained by RAM for five years and may be requested in written form.  If requested, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201. A copy of the twelve-month voting history of the Funds will be made available on the SEC’s website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

Effective July 1, 2003

B-3

PROSPECTUS

[DIREXION INSURANCE TRUST LOGO]

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

BULL FUNDS	BEAR FUNDS
Domestic Equity Index Funds
VP Total Market Bull 1.25X Fund	VP Total Market Bear 1.25X Fund
VP S&P 500® Bull 1.25X Fund	VP S&P 500® Bear 1.25X Fund
VP NASDAQ-100® Bull 1.25X Fund	VP NASDAQ-100® Bear 1.25X Fund
VP Mid Cap Bull 1.25X Fund	VP Mid Cap Bear 1.25X Fund
VP Small Cap Bull 1.25X Fund	VP Small Cap Bear 1.25X Fund
VP Equity Income Bull 1.25X Fund	VP Equity Income Bear 1.25X Fund
Currency Funds
VP Dollar Bull 1.25X Fund	VP Dollar Bear 1.25X Fund
International Funds
VP Japan Bull 1.25X Fund	VP Japan Bear 1.25X Fund
VP Emerging Markets Bull 1.25X Fund	VP Emerging Markets Bear 1.25X Fund
VP Developed Markets Bull 1.25X Fund	VP Developed Markets Bear 1.25X Fund
VP Latin America Bull 1.25X Fund	VP Latin America Bear 1.25X Fund
Specialty Funds
VP Real Estate Bull 1.25X Fund	VP Real Estate Bear 1.25X Fund
VP Commodity Bull 1.25X Fund	VP Commodity Bear 1.25X Fund
VP Biotech Bull 1.25X Fund	VP Biotech Bear 1.25X Fund
VP Oil & Gas Bull 1.25X Fund	VP Oil & Gas Bear 1.25X Fund
VP Precious Metals Bull 1.25X Fund	VP Precious Metals Bear 1.25X Fund
VP Healthcare Bull 1.25X Fund	VP Healthcare Bear 1.25X Fund
VP Financial Bull 1.25X Fund	VP Financial Bear 1.25X Fund
Fixed Income Funds
VP 10 Year Note Bull 1.75X Fund	VP 10 Year Note Bear 1.75X Fund
VP U.S. Government Money Market Fund

A significant portion of each Fund’s assets is expected to come from professional money managers and investors who use the Funds as part of “asset allocation” or “market timing” strategies.

Each Fund offers its shares to insurance company separate accounts that fund variable annuity contracts and life insurance policies. This Prospectus should be read together with the Prospectus for those contracts and policies. Shares are also offered to certain qualified pension and retirement plans outside the context of separate accounts.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this P rospectus. Any representation to the contrary is a criminal offense.

In deciding whether to invest in the funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”). The Direxion Insurance Trust (the “Trust”) has not authorized the use of this Prospectus in any state or jurisdiction in which such an offering may not legally be made.

April 30, 200 8

OVERVIEW	1

INVESTMENT TECHNIQUES AND POLICIES	2

PRINCIPAL RISKS	4

DOMESTIC EQUITY INDEX FUNDS	9

VP Total Market Bull 1.25 X Fund	9
VP Total Market Bear 1.25X Fund	9
VP S&P 500® Bull 1.25X Fund	10
VP S&P 500® Bear 1.25X Fund	10
VP NASDAQ-100® Bull 1.25X Fund	11
VP NASDAQ-100® Bear 1.25X Fund	11
VP Mid Cap Bull 1.25X Fund	12
VP Mid Cap Bear 1.25X Fund	12
VP Small Cap Bull 1.25X Fund	13
VP Small Cap Bear 1.25X Fund	13
VP Equity Income Bull 1.25X Fund	15
VP Equity Income Bear 1.25X Fund	15

CURRENCY FUNDS	16

VP Dollar Bull 1.25X Fund	16
VP Dollar Bear 1.25X Fund	16

INTERNATIONAL FUNDS	17

VP Japan Bull 1.25X Fund	17
VP Japan Bear 1.25X Fund	17
VP Emerging Markets Bull 1.25X Fund	18
VP Emerging Markets Bear 1.25X Fund	18
VP Developed Markets Bull 1.25X Fund	20
VP Developed Markets Bear 1.25X Fund	20
VP Latin America Bull 1.25X Fund	21
VP Latin America Bear 1.25X Fund	21

SPECIALTY FUNDS	22

VP Real Estate Bull 1.25X Fund	22
VP Real Estate Bear 1.25X Fund	22
VP Commodity Bull 1.25X Fund	23
VP Commodity Bear 1.25X Fund	23
VP Biotech Bull 1.25X Fund	25
VP Biotech Bear 1.25X Fund	25
VP Oil & Gas Bull 1.25X Fund	26
VP Oil & Gas Bear 1.25X Fund	26
VP Precious Metals Bull 1.25X Fund	27
VP Precious Metals Bear 1.25X Fund	27
VP Healthcare Bull 1.25X Fund	28
VP Healthcare Bear 1.25X Fund	28
VP Financial Bull 1.25X Fund	29
VP Financial Bear 1.25X Fund	29

FIXED INCOME FUNDS	30

VP 10 Year Note Bull 1.75X Fund	30
VP 10 Year Note Bear 1.75X Fund	30

VP U.S. GOVERNMENT MONEY MARKET FUND	32

ABOUT YOUR INVESTMENT	33

i

Share Price of the Funds	33
Rule 12b-1 Fees	34
Investing in the Funds	34

MANAGEMENT OF THE FUNDS	34

PORTFOLIO HOLDINGS	35

DISTRIBUTIONS AND TAXES	35

MASTER/FEEDER OPTION	36

FINANCIAL HIGHLIGHTS	37

PRIVACY NOTICE (Not a part of the prospectus)	38

MORE INFORMATION ON THE FUNDS	Back Cover

ii

OVERVIEW

This prospectus relates to the shares of the funds noted below (which are sometimes referred to in this Prospectus as a “Fund” and, collectively, as the “Funds”) of the Direxion Insurance Trust (formerly, the Potomac Insurance Trust). Except for the VP U.S. Government Money Market Fund, the Funds described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word “Bull” in their name (collectively, the “Bull Funds”) attempt to provide investment results that correlate positively to the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word “Bear” in their name (collectively, the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark. The correlations sought by the Bull Funds and the Bear Funds are generally a multiple of the returns of the target index or benchmark. For instance, the benchmark for the VP Total Market Bull 1.25X Fund is 125% of the daily price performance of the MSCI® US Broad Market Index, while the benchmark for the VP Total Market Bear 1.25X Fund is 125% of the inverse, or opposite, of the daily price performance of the MSCI® US Broad Market Index. If, on a given day, the MSCI® US Broad Market Index gains 1%, the VP Total Market Bull 1.25X Fund is designed to gain approximately 1.25% (which is equal to 125% of 1%), while the VP Total Market Bear 1.25X Fund is designed to lose approximately 1.25%. Conversely, if the MSCI® US Broad Market Index loses 1% on a given day, the VP Total Market Bull 1.25X Fund is designed to lose approximately 1.25%, while the VP Total Market Bear 1.25X Fund is designed to gain approximately 1.25%.

Fund	Index or Benchmark	Daily Target
VP Total Market Bull 1.25X Fund	MSCI® US Broad Market	125%
VP Total Market Bear 1.25X Fund		-125%
VP S&P 500® Bull 1.25X Fund	S&P 500®	125%
VP S&P 500® Bear 1.25X Fund		-125%
VP NASDAQ-100® Bull 1.25X Fund	NASDAQ-100®	125%
VP NASDAQ-100® Bear 1.25X Fund		-125%
VP Mid Cap Bull 1.25X Fund	S&P® MidCap 400	125%
VP Mid Cap Bear 1.25X Fund		-125%
VP Small Cap Bull 1.25X Fund	Russell 2000®	125%
VP Small Cap Bear 1.25X Fund		-125%
VP Equity Income Bull 1.25X Fund	Dow Jones Select DividendSM	125%
VP Equity Income Bear 1.25X Fund		-125%
VP Dollar Bull 1.25X Fund	U.S. Dollar®	125%
VP Dollar Bear 1.25X Fund		-125%
VP Japan Bull 1.25X Fund	Nikkei® 225	125%
VP Japan Bear 1.25X Fund		-125%
VP Emerging Markets Bull 1.25X Fund	MSCI Emerging MarketsSM	125%
VP Emerging Markets Bear 1.25X Fund		-125%
VP Developed Markets Bull 1.25X Fund	MSCI EAFE®	125%
VP Developed Market Bear 1.25X Fund		-125%
VP Latin America Bull 1.25X Fund	S&P® Latin America 40	125%
VP Latin America Bear 1.25X Fund		-125%
VP Real Estate Bull 1.25X Fund	Dow Jones U.S. Real Estate	125%
VP Real Estate Bear 1.25X Fund		-125%
VP Commodity Bull 1.25X Fund	Morgan Stanley® Commodity Related	125%
VP Commodity Bear 1.25X Fund		-125%
VP Biotech Bull 1.25X Fund	Biotech HOLDRs	125%
VP Biotech Bear 1.25X Fund		-125%
VP Oil & Gas Bull 1.25X Fund	Energy Select Sector	125%

1

Fund	Index or Benchmark	Daily Target
VP Oil & Gas Bear 1.25X Fund		-125%
VP Precious Metals Bull 1.25X Fund	Dow Jones Precious Metals	125%
VP Precious Metals Bear 1.25X Fund		-125%
VP Healthcare Bull 1.25X Fund	Health Care Select Sector	125%
VP Healthcare Bear 1.25X Fund		-125%
VP Financial Bull 1.25X Fund	Financial Select Sector	125%
VP Financial Bear 1.25X Fund		-125%
VP 10 Year Note Bull 1.75X Fund	10 Year Treasury Note	175%
VP 10 Year Note Bear 1.75X Fund		-175%

Shares of the Funds may be purchased through variable annuity contracts and variable life insurance policies (“Contracts”). Shares of the Funds also may be purchased through certain qualified pension and retirement plans (“Plans”).

To achieve these results, the Funds listed above use aggressive investment techniques such as engaging in futures, swaps and options transactions. As a result, these Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. These Funds are suitable for purchase by active investors and frequently are used by investors who engage in market timing activities. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

The Trust also offers the VP U.S. Government Money Market Fund, which seeks security of principal, current income and liquidity by investing primarily in high quality, short-term money market instruments issued or guaranteed, as to principal and interest, by the U.S. government, its agencies or instrumentalities.

Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds’ Board of Trustees without shareholder approval.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the Funds, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. For the Bull Funds, Rafferty attempts to magnify the daily returns of each Bull Fund’s index or benchmark. The Bear Funds are managed to provide returns inverse (or opposite) by a defined percentage to the daily return of each Bear Fund’s index or benchmark. Rafferty creates net “long” positions for the Bull Funds and net “short” positions for the Bear Funds. Long positions move in the same direction as their index or benchmark, advancing when the index or benchmark advances and declining when the index or benchmark declines. Short positions move in the opposite direction of the index or benchmark, advancing when the index or benchmark declines and declining when the index or benchmark advances. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. As a consequence, if a Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund.

Each Bull and Bear Fund invests significantly in exchange-traded funds (“ETFs”), futures contracts on stock indices, swap agreements, options on futures contracts and financial instruments such as options on securities and stock indices options. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Each Bull Fund and Bear Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. To meet its objectives, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective. To generate a return consistent with a leveraged investment objective benchmark, a Fund will generally invest some portion of its net assets in financial instruments - such as futures or swaps - with implicit leverage.

Net flows into or out of a Fund and the impact of market movements determine whether the portfolio needs to be re-positioned. If the target index has risen on a given day, a Bull Fund’s net asset value per share should rise, meaning the Fund’s exposure may need to be increased. Conversely, if the target index has fallen on a given day, a Bull Fund’s net asset value per share should fall, meaning the Fund’s exposure may need to be reduced. If the target index has risen on a given day, a Bear Fund’s net asset value per share should fall, meaning the Fund’s portfolio may need to be reduced. If the target index has fallen on a given day, a Bear Fund’s net asset value per share should rise, meaning the Fund’s exposure may need to be increased. A Fund’s portfolio may also need to be changed to reflect changes in the composition of an index and corporate actions like stock splits and spin-offs. Rafferty increases the Fund’s exposure when its assets rise and reduces the Fund’s exposure when its assets fall. To determine which instruments to purchase or sell, Rafferty identifies instruments it believes exhibit price anomalies among the relevant group of financial instruments to identify the more advantageous instrument.
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Each Bull and Bear Fund is designed to provide daily investment returns , before fees and expenses, that are a multiple of the returns of its index or benchmark. While Rafferty attempts to minimize any “tracking error” (the statistical measure of the difference between the investment results of a Fund and the performance of its index or benchmark), certain factors will tend to cause a Fund’s investment results to vary from the stated objective. A Fund may have difficulty in achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by the Fund.

Seeking daily leveraged investment results provides potential for greater gains and losses relative to benchmark performance. For instance, the VP S&P 500® Bull 1.25X Fund seeks to provide , before fees and expenses, 125% of the daily return of the S&P 500® Index. If the S&P 500® gains 1.25% on a given day, the S&P 500® Bull 1.25X Fund would be expected to gain about 2.5%. Conversely, if the S&P 500® Index declines 1.25% on a given day, the VP S&P 500® Bull Fund would be expected to lose about 2.5%.

The Expected Daily Return of a Bull Fund. A Bull Fund seeks to provide a daily return that is a multiple of the daily return of a target index or benchmark. Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges. For instance, the VP S&P 500® Bull 1.25X Fund seeks exposure to its benchmark in an amount equal to 125% of its assets, meaning it uses leveraged investment techniques to seek exposure to the S&P 500® in an amount equal to 125% of its net assets. In light of the financing charges and a Bull Fund’s operating expenses, the expected return of a Bull Fund is equal to the gross expected return, which is the daily benchmark return multiplied by the Bull Fund’s daily target, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if the S&P 500® returns 1.00% on a given day, the gross expected return of the S&P 500® Bull 1.25X Fund would be 1.25%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower.

The Expected Daily Return of a Bear Fund. A Bear Fund seeks to provide a daily return which is a multiple of the inverse (or opposite) of the daily return of a target index or benchmark.  To create the necessary exposure, a Bear Fund engages in short selling - borrowing and selling securities it does not own.  The money that a Bear Fund receives from short sales - the short sale proceeds - is an asset of the Bear Fund that can generate income to help offset the Bear Fund’s operating expenses. If the S&P 500® declines 1.00% on a given day, the gross expected return for the Direxion S&P 500® Bear 1.25X Fund would be 1.25% and the net expected return, which factors in interest income and the impact of operating expenses, would be slightly higher.

The Expected Returns of Daily Leveraged Index Funds for Periods Longer Than a Day. The Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for a period longer than a day. For instance, if the S&P 500® gains 10% during a year, the S&P 500® Bull 1.25X Fund should not be expected to provide a return of 12.5% for the year even if it meets its daily target throughout the year. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s daily target or inverse daily target (e.g. , 125% or -125%) will not generally equal a Fund’s performance over that same period. The following example illustrates this point.

Mary is considering investments in two Funds, Fund A and Fund B. Fund A is a traditional index fund which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged Fund and seeks daily investment results (before fees and expenses) that correspond to 125% of the daily performance of the XYZ index.

On Day 1, the XYZ index increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ index declines from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index has not moved.

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An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2 to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:

Day	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B, however, would be expected to gain 6.25% on Day 1 (125% of 5%) but decline 5.95% on Day 2.

Day	Index Performance	125% of Index Performance	Value of Investment
			$100.00
1	5.00%	6.25%	$106.25
2	-4.76%	-5.95%	$99.93

Although the percentage decline is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount so the investment in Fund B has a loss even when the index value has not declined. (These calculations do not include the charges for expense ratio and the financing charges.)

As you can see, an investment in Fund B has higher rewards and risks due to the effects of leverage and compounding.

Defensive Policy. Generally, each Fund pursues its investment objective regardless of market conditions and does not take defensive positions. As a consequence, a Fund will generally not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its index or benchmark. However, if a Fund’s target index has moved dramatically in a particular direction and Rafferty believes a reversal is likely, Rafferty may attempt to hedge some portion of the Fund’s portfolio against such a reversal. Such hedging strategies include, but are not limited to, the purchase of put options to hedge against a decline in a Bull Fund’s portfolio and the purchase of call options to hedge against a decline in a Bear Fund’s portfolio. Hedging strategies will increase a Fund’s expenses, reduce net assets and reduce upside to some extent. To reduce the cost of such a hedging strategy, Rafferty may sell options, which will reduce a Fund’s upside if such options move against the Fund. In addition, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. government securities until the level of net assets is sufficient to permit the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (800) 851-0511.

PRINCIPAL RISKS

An investment in any of the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve their objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. The table below provides the principal risks of investing in the Funds. Following the table, each risk is explained.
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	Market Timing Activity and High Portfolio Turnover	Risk of Tracking Error	Risks of Aggressive Investment Techniques	Leverage Risk	Counterparty Risks	Risk of Non-Diversification	Interest Rate Changes	Risks of Investing in Other Investment Companies and ETFs	Adverse Market Conditions	Risks of Shorting Instruments	Inverse Correlation Risk	Risks of Investing in Equity Securities	Risks of Investing in Foreign Instruments	Currency Exchange Rates
VP Total Market Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP Total Market Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP S&P 500® Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP S&P 500® Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP NASDAQ-100® Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP NASDAQ-100® Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP Mid Cap Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP Mid Cap Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP Small Cap Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP Small Cap Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP Equity Income Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP Equity Income Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP Dollar Bull 1.25X Fund	X	X	X	X	X	X	X	X	X				X	X
VP Dollar Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X		X	X
VP Japan Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X	X	X
VP Japan Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
VP Emerging Markets Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X	X	X
VP Emerging Markets Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
VP Developed Markets Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X	X	X
VP Developed Market Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
VP Latin America Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X	X	X
VP Latin America Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
VP Real Estate Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP Real Estate Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP Commodity Bull 1.25X Fund	X	X	X	X	X	X	X	X	X
VP Commodity Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X
VP Biotech Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP Biotech Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP Oil & Gas Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP Oil & Gas Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP Gold Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP Gold Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP Healthcare Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP Healthcare Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP Financial Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
VP Financial Bear 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
VP 10 Year Note Bull 1.75X Fund	X	X	X	X	X	X	X	X	X
VP 10 Year Note Bear 1.75X Fund	X	X	X	X	X	X	X	X	X	X	X
VP U.S. Government Money Market Fund							X

	Risks of Investing in Emerging Markets Instruments	Risks of Investing in Small and Mid Capitalization Companies	Credit Risk and Lower-Quality Debt Securities	Risks of Investing in Commodities	Risks of Investing in Real Estate Instruments	Risk of Investing in Technology Companies	Concentration Risk	Geographic Concentration Risk	Valuation Time Risk	Risk of the Adviser’s Investment Strategy
VP Total Market Bull 1.25X Fund		X	X							X
VP Total Market Bear 1.25X Fund		X	X							X
VP S&P 500® Bull 1.25X Fund			X							X
VP S&P 500® Bear 1.25X Fund			X							X
VP NASDAQ-100® Bull 1.25X Fund			X			X				X
VP NASDAQ-100® Bear 1.25X Fund			X			X				X
VP Mid Cap Bull 1.25X Fund		X	X							X
VP Mid Cap Bear 1.25X Fund		X	X							X
VP Small Cap Bull 1.25X Fund		X	X							X
VP Small Cap Bear 1.25X Fund		X	X							X
VP Equity Income Bull 1.25X Fund			X							X
VP Equity Income Bear 1.25X Fund			X							X
VP Dollar Bull 1.25X Fund	X		X							X
VP Dollar Bear 1.25X Fund	X		X							X
VP Japan Bull 1.25X Fund			X					X	X	X
VP Japan Bear 1.25X Fund			X					X	X	X
VP Emerging Markets Bull 1.25X Fund	X		X						X	X
VP Emerging Markets Bear 1.25X Fund	X		X						X	X
VP Developed Markets Bull 1.25X Fund			X						X	X
VP Developed Market Bear 1.25X Fund			X						X	X
VP Latin America Bull 1.25X Fund	X		X					X	X	X
VP Latin America Bear 1.25X Fund	X		X					X	X	X
VP Real Estate Bull 1.25X Fund			X		X					X
VP Real Estate Bear 1.25X Fund			X		X					X
VP Commodity Bull 1.25X Fund			X	X						X
VP Commodity Bear 1.25X Fund			X	X						X
VP Biotech Bull 1.25X Fund			X			X	X			X
VP Biotech Bear 1.25X Fund			X			X	X			X
VP Oil & Gas Bull 1.25X Fund			X	X			X			X
VP Oil & Gas Bear 1.25X Fund			X	X			X			X
VP Gold Bull 1.25X Fund			X	X			X			X
VP Gold Bear 1.25X Fund			X	X			X			X
VP Healthcare Bull 1.25X Fund			X				X			X
VP Healthcare Bear 1.25X Fund			X				X			X
VP Financial Bull 1.25X Fund			X				X			X
VP Financial Bear 1.25X Fund			X				X			X
VP 10 Year Note Bull 1.75X Fund			X							X
VP 10 Year Note Bear 1.75X Fund			X							X
VP U.S. Government Money Market Fund			X							X

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Market Timing Activity and High Portfolio Turnover
Rafferty expects a significant portion of the Funds’ assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds’ portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance. In addition, large movements of assets into and out of the Funds may have a negative impact on their abilities to achieve their investment objectives or their desired level of operating expenses. The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investments.

Risk of Tracking Error
Several factors may affect a Fund’s ability to achieve its daily target. A Fund may have difficulty achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by a Fund. A failure to achieve a daily target may cause a Fund to provide returns for a longer period that are worse than expected. In addition, a Fund that meets its daily target over a period of time may not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of daily market fluctuations, the use of leverage and the Bear Funds’ inverse correlation.

Risks of Aggressive Investment Techniques
The Funds use investment techniques, including investments in derivative instruments, which may be considered aggressive. The d erivative instruments that the Funds may invest in include: (1) futures contracts; (2) swap agreements; and (3) options on securities, securities indices, and futures contracts. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Leverage Risk
Use of leverage can magnify the effects of changes in the value of the Funds and make them more volatile. The leveraged investment techniques that the Funds employ should cause investors in the Funds to lose more money in adverse environments. The Funds’ use of leverage means that they will incur financing charges which will affect the performance of the Funds. As interest rates rise, the cost of executing the Funds’ investment strategies will rise as well.

Counterparty Risks
Swap agreements are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Using such agreements exposes a Fund to the risk that the counterparty may default. If the counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

Risk of Non-Diversification
Each of the Funds is non-diversified. A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Interest Rate Changes
Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of interest rate changes may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.
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Risks of Investing in Other Investment Companies and ETFs
Investments in the securities of other investment companies and ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Adverse Market Conditions
The performance of each Fund is designed to correlate to the performance of an index or benchmark. As a consequence, a Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals.

Risks of Shorting Instruments
Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. A short sale involves the theoretically unlimited risk of loss when the market value of the instruments sold short plus related transaction costs exceeds the proceeds to a Fund from the short sale. As a consequence, a Fund will lose value if and when the instrument’s price rises - a result that is the opposite from traditional mutual funds. The holder of a short position is responsible for paying the dividends and interest accruing on the short position. Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

Inverse Correlation Risk
Each Bear Fund is negatively correlated to its index or benchmark and should lose money when its index or benchmark rises — a result that is the opposite from traditional mutual funds. Because each Bear Fund seeks daily returns inverse by a defined percentage to its index or benchmark, the difference between a Bear Fund’s daily return and the price performance of its index or benchmark may be negatively compounded during periods in which the markets decline.

Risks of Investing in Equity Securities
Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Risks of Investing in Foreign Instruments
Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Currency Exchange Rates
Changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Risks of Investing in Emerging Markets Instruments
Indirect investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. There may also be risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.
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Risks of Investing in Small and Mid Capitalization Companies
Investing in the securities of small and mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Credit Risk and Lower-Quality Debt Securities
A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. A Fund could lose money if the issuer of debt security in which it has a short position is upgraded or generally improves its standing. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations Certain Funds will invest a significant portion of their assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Funds’ performance may vary significantly as a result.

Risks of Investing in Commodities
Investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Risks of Investing in Real Estate Instruments
Real estate instruments are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences if it fails to satisfy certain tax requirements , and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Risk of Investing in Technology Companies
The market prices of technology-related instruments tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of instruments. These instruments may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology instruments also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

Concentration Risk
Concentration risk results from focusing a Fund’s investments in a specific industry or sector. The performance of a Fund that focuses its investments in a particular industry or sector may be more volatile than a fund that does not concentrate its investments.

Geographic Concentration Risk
Investments in a particular geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, Funds that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

Valuation Time Risk
The Funds value their portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 PM Eastern time). In some cases, foreign market indices close before the NYSE opens or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of a Fund that tracks a foreign market index can vary from the performance of that index.

Risks of the Adviser’s Investment Strategy
While the Adviser seeks to take advantage of investment opportunities for Funds that will maximize their investment returns, there is no guarantee that such opportunities will ultimately benefit the Funds. The Adviser will aggressively change the Funds’ portfolios in response to market conditions that are unpredictable and may expose the Funds to greater market risk than other mutual funds. There is no assurance that the Adviser’s investment strategy will enable the Funds to achieve their investment objectives.
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DOMESTIC EQUITY INDEX FUNDS

VP Total Market Bull 1.25 X Fund
VP Total Market Bear 1.25X Fund

Investment Objective. The VP Total Market Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the MSCI® US Broad Market Index (“Broad Market Index”). The VP Total Market Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Broad Market Index. (Collectively, the VP Total Market Bull 1.25X Fund and the VP Total Market Bear 1.25X Fund are referred to as the “Total Market Funds.”)

Principal Investment Strategy. Each Total Market Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Broad Market Index and/or financial instruments that, in combination, provide leveraged exposure to the Broad Market Index with the VP Total Market Bull 1.25X Fund creating long positions and the VP Total Market Bear 1.25X Fund creating short positions. These financial instruments include the Vanguard® Total Stock Market ETFs®, which is a publicly-traded index security based on the Broad Market Index, other ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Total Market Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Broad Market Index is a capitalization-weighted index which targets for inclusion 99.5% of the U.S. market capitalization of the public equity markets. As a consequence, the Broad Market Index includes large, mid, small and micro cap companies. Morgan Stanley Capital International Inc. (‘‘MSCI®’’) is not a sponsor of, or in any way affiliated with, the Funds.

Performance. No performance is provided for the Total Market Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Total Market Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Total Market Bull	VP Total Market Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.27%	0.35%
Acquired Fund Fees and Expenses(4)	0.07	0.04%
Total Annual Operating Expenses (4)	1.3 9%	1.4 4%

(1)
Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 2008 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Acquired Fund Fees and Expenses are the indirect fees and expenses that a Fund incurs from investing in the shares of other registered and unregistered investment companies (“Acquired Fund(s)”). Any expense waiver is subject to reimbursement by each Total Market Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Total Market Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.32% and 1.40% for the VP Total Market Bull 1.25X Fund and the VP Total Market Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Total Market Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Total Market Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Total Market Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
9

	1 Year	3 Years
VP Total Market Bull	$ 142	$ 440
VP Total Market Bear	$14 7	$ 456

Risks. The principal risks of investing in the Total Market Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Small and Mid Capitalization Companies, and Credit Risk.

Additional risks of investing in the VP Total Market Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the Total Market Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP S&P 500® Bull 1.25X Fund
VP S&P 500® Bear 1.25X Fund

Investment Objective. The VP S&P 500® Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the S&P 500® Index. The VP S&P 500® Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the S&P 500® Index. (Collectively, the VP S&P 500® Bull 1.25X Fund and the VP S&P 500® Bear 1.25X Fund are referred to as the “S&P 500® Funds.”)

Principal Investment Strategy. Each S&P 500® Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P 500® Index and/or financial instruments that, in combination, provide leveraged and unleveraged exposure to the S&P 500® Index with the VP S&P 500® Bull 1.25X Fund creating long positions and the VP S&P 500® Bear 1.25X Fund creating short positions. These financial instruments include Standard & Poor’s® Depositary Receipts (“SPDRs®”), which are publicly-traded index securities based on the S&P 500® Index, other ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the S&P 500® Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks. Standard & Poor’s® selects the 500 stocks comprising the S&P 500® Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange (“NYSE”). Standard & Poor’s®, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500® Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the S&P 500® Funds.

Performance. No performance is provided for the S&P 500® Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the S&P 500® Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP S&P 500® Bull	VP S&P 500® Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.25%	0.35%
Acquired Fund Fees and Expenses(4)	0.01%	0.03%
Total Annual Operating Expenses (4)	1.3 1%	1.4 3%

(1)
Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each S&P 500® Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

10

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP S&P 500® Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.30% and 1.40% for the VP S&P 500® Bull 1.25X Fund and the VP S&P 500® Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the S&P 500® Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the S&P 500® Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the S&P 500® Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP S&P 500® Bull	$ 133	$ 415
VP S&P 500® Bear	$ 146	$ 452

Risks. The principal risks of investing in the S&P 500® Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, and Credit Risk.

Additional risks of investing in the VP S&P 500® Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the S&P 500® Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP NASDAQ-100® Bull 1.25X Fund
VP NASDAQ-100® Bear 1.25X Fund

Investment Objective. The VP NASDAQ-100® Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the NASDAQ-100® Index. The VP NASDAQ-100® Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the NASDAQ-100® Index. (Collectively, the VP NASDAQ-100® Bull 1.25X Fund and the VP NASDAQ-100® Bear 1.25X Fund are referred to as the “NASDAQ-100® Funds.”)

Principal Investment Strategy. Each NASDAQ-100® Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities of the companies that comprise the NASDAQ-100® Index and/or financial instruments that, in combination, provide leveraged exposure to the NASDAQ-100® Index with the VP NASDAQ-100® Bull 1.25X Fund creating long positions and the VP NASDAQ-100® Bear 1.25X Fund creating short positions. The financial instruments in which the NASDAQ-100® Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the NASDAQ-100® Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The NASDAQ-100® Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the Global Market tier of the NASDAQ Global Market®. All companies listed on the index have an average daily trading volume of at least 200,000 shares. The NASDAQ-100® Index was created in 1985 and is a trademark of the NASDAQ Global Market®. The NASDAQ-100® Funds are not sponsored, endorsed, sold, or promoted by the NASDAQ Global Market® and the NASDAQ Global Market® makes no representations regarding the advisability of investing in the Funds.

Performance. No performance is provided for the NASDAQ-100® Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the NASDAQ-100® Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

11

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP NASDAQ- 100® Bull	VP NASDAQ- 100® Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.29%	0.35%
Acquired Fund Fees and Expenses(4)	0.05%	0.02%
Total Annual Operating Expenses (4)	1.3 9%	1.4 2%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each NASDAQ-100® Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP NASDAQ-100® 1.25X Bear Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.34% and 1.40% for the VP NASDAQ-100® Bull 1.25X Fund and the VP NASDAQ-100® 1.25X Bear Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the NASDAQ-100® Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the NASDAQ-100® Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the NASDAQ-100® Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP NASDAQ-100® Bull	$ 142	$ 440
VP NASDAQ-100® Bear	$143	$443

Risks. The principal risks of investing in NASDAQ-100® Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risk of Investing in Technology Companies, and Credit Risk.

Additional risks of investing in the VP NASDAQ-100® Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the NASDAQ-100® Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP Mid Cap Bull 1.25X Fund
VP Mid Cap Bear 1.25X Fund

Investment Objective. The VP Mid Cap Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the S&P® MidCap 400 Index. The VP Mid Cap Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the S&P® MidCap 400 Index. (Collectively, the VP Mid Cap Bull 1.25X Fund and the VP Mid Cap Bear 1.25X Fund are referred to as the “Mid Cap Funds.”)

Principal Investment Strategy. Each Mid Cap Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P® MidCap 400 Index and/or financial instruments that, in combination, provide leveraged exposure to the S&P® MidCap 400 Index with the VP Mid Cap Bull 1.25X Fund creating long positions and the VP Mid Cap Bear 1.25X Fund creating short positions. The financial instruments in which the Mid Cap Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Mid Cap Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The S&P® MidCap 400 Index is a capitalization-weighted index composed of 400 common stocks with market capitalizations which range from $1 billion to $4 billion. Standard & Poor’s® selects the 400 stocks comprising the S&P® MidCap 400 Index on the basis of market values and industry diversification. Standard & Poor’s®, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Mid Cap Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Mid Cap Funds.
12

Performance. No performance is provided for the Mid Cap Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Mid Cap Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Mid Cap Bull	VP Mid Cap Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.31%	0.35%
Acquired Fund Fees and Expenses(4)	0.05%	0.04%
Total Annual Operating Expenses (4)	1.41%	1.4 4%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Mid Cap Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Mid Cap Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.36% and 1.40% for the VP Mid Cap Bull 1.25X Fund and the VP Mid Cap Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Mid Cap Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Mid Cap Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Mid Cap Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Mid Cap Bull	$ 144	$ 446
VP Mid Cap Bear	$14 7	$ 456

Risks. The principal risks of investing in Mid Cap Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Credit Risk, and Risks of Investing in Small and Mid Capitalization Companies.

Additional risks of investing in the VP Mid Cap Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the Mid Cap Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP Small Cap Bull 1.25X Fund
VP Small Cap Bear 1.25X Fund

Investment Objective. The VP Small Cap Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Russell 2000® Index. The VP Small Cap Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Russell 2000® Index. (Collectively, the VP Small Cap Bull 1.25X Fund and the VP Small Cap Bear 1.25X Fund are referred to as the “Small Cap Funds.”)
13

Principal Investment Strategy. Each Small Cap Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Russell 2000® Index and/or financial instruments that, in combination, provide leveraged exposure to the Russell 2000® Index with the VP Small Cap Bull 1.25X Fund creating long positions and the VP Small Cap Bear 1.25X Fund creating short positions. The financial instruments in which the Small Cap Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Small Cap Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Russell 2000® Index is comprised of the smallest 2000 companies in the Russell 3000® Index. As of February 29 , 200 8 , the market capitalization of the companies included in the Russell 2000® Index was between $ 25 million and $ 7.3 billion. The median capitalization was $ 941 million. As of March 31, 200 8 , the average market capitalization of the companies included in the Russell 3000® Index was approximately $81. 64 billion. That compares to an average market capitalization of $1. 31 billion for the Russell 2000® Index at the same time. The smallest 2000 companies represent approximately 8% of the total market capitalization of the Russell 3000® Index. The Frank Russell Company is not a sponsor of, or in any way affiliated with, the Small Cap Funds.

Performance. No performance is provided for the Small Cap Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Small Cap Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Small Cap Bull	VP Small Cap Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.29%	0.35%
Acquired Fund Fees and Expenses(4)	0.04%	0.02%
Total Annual Operating Expenses (4)	1.3 8%	1.4 2%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Funds’ Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Small Cap Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Small Cap Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.34% and 1.40% for the VP Small Cap Bull 1.25X Fund and the VP Small Cap Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Small Cap Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Small Cap Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Small Cap Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Small Cap Bull	$ 140	$ 437
VP Small Cap Bear	$14 5	$44 9

14

Risks. The principal risks of investing in Small Cap Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Credit Risk, and Risks of Investing in Small and Mid Capitalization Companies.

Additional risks of investing in the VP Small Cap Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the Small Cap Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP Equity Income Bull 1.25X Fund
VP Equity Income Bear 1.25X Fund

Investment Objective. The VP Equity Income Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Dow Jones Select Dividend IndexSM (“DJDVY”). The VP Equity Income Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the DJDVY. (Collectively, the VP Equity Income Bull 1.25X Fund and the VP Equity Income Bear 1.25X Fund are referred to as the “Equity Income Funds.”)

Principal Investment Strategy. Each Equity Income Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the DJDVY and/or financial instruments that, in combination, provide leveraged exposure to the DJDVY with the VP Equity Income Bull 1.25X Fund creating long positions and the VP Equity Income Bear 1.25X Fund creating short positions. The financial instruments in which the Equity Income Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Equity Income Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The DJDVY represents the top 100 U.S. stocks by dividend yield and is derived from the Dow Jones Total Market Index, which is a broad-market benchmark that represents approximately 95% of the U.S. market.  The stocks that comprise the DJDVY are selected almost entirely on an eligible stock’s dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million. These criteria help to ensure that the index represents the most widely traded of the market’s highest-yielding stocks. Dow Jones® is not a sponsor of, or in any way affiliated with, the Equity Income Funds.

Performance. No performance is provided for the Equity Income Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of Equity Income Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Equity Income Bull	VP Equity Income Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.29%	0.46%
Acquired Fund Fees and Expenses(4)	0.04%	0.045
Total Annual Operating Expenses (4)	1.3 8%	1.5 5%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Equity Income Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Equity Income Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.34% and 1.51% for the VP Equity Income Bull 1.25X Fund and the VP Equity Income Bear 1.25X Fund, respectively.

15

Expense Example
The table below is intended to help you compare the cost of investing in the Equity Income Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Equity Income Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Equity Income Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Equity Income Bull	$ 140	$4 37
VP Equity Income Bear	$15 8	$4 90

Risks. The principal risks of investing in the Equity Income Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, and Credit Risk.

Additional risks of investing in the VP Equity Income Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Equity Income Funds, including a description of each risk, please refer to the “Principal Risks” section above.

CURRENCY FUNDS

VP Dollar Bull 1.25X Fund
VP Dollar Bear 1.25X Fund

Investment Objective. The VP Dollar Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the U.S. Dollar® Index (the “USDX”). The VP Dollar Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the USDX. (Collectively, the VP Dollar Bull 1.25X Fund and the VP Dollar Bear 1.25X Fund are referred to as the “Dollar Funds.”)

Principal Investment Strategy. Each Dollar Fund, under normal circumstances, invests at least 80% of its net assets in financial instruments that, in combination, provide leveraged exposure to the USDX with the VP Dollar Bull 1.25X Fund creating net long positions and the VP Dollar Bear 1.25X Fund creating net short positions. These financial instruments include foreign currency debt instruments, forward contracts on foreign currencies, currency futures contracts, options on currency futures contracts, swap agreements, options on currencies and foreign currencies directly to produce economically leveraged investment results. On a day-to-day basis, the Dollar Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The U.S. Dollar® Index indicates the general international value of the U.S. dollar. The USDX does this by averaging the exchange rates between the U.S. dollar and six major world currencies. As of January 2006, the index consisted of the following six currencies: Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

Performance. No performance is provided for the Dollar Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Dollar Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Dollar Bull	VP Dollar Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.27%	0.35%
Acquired Fund Fees and Expenses(4)	0.04%	0.03%
Total Annual Operating Expenses (4)	1.3 6%	1.4 3%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Dollar Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

16

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Dollar Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.32% and 1.40% for the VP Dollar Bull 1.25X Fund and the VP Dollar Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Dollar Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Dollar Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Dollar Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Dollar Bull	$ 138	$ 431
VP Dollar Bear	$14 6	$4 52

Risks. The principal risks of investing in the Dollar Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risks, Risks of Investing in Foreign Instruments, Currency Exchange Rates, and Risks of Investing in Emerging Markets Instruments.

Additional risks of investing in the VP Dollar Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Dollar Funds, including a description of each risk, please refer to the “Principal Risks” section above.

INTERNATIONAL FUNDS

VP Japan Bull 1.25X Fund
VP Japan Bear 1.25X Fund

Investment Objective. The VP Japan Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Nikkei® 225 Index. The VP Japan Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Nikkei® 225 Index. (Collectively, the VP Japan Bull 1.25X Fund and the VP Japan Bear 1.25X Fund are referred to as the “Japan Funds.”)

Principal Investment Strategy. Each Japan Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Nikkei® 225 Index and/or financial instruments that, in combination, provide leveraged exposure to the Nikkei® 225 Index with the VP Japan Bull 1.25X Fund creating long positions and the VP Japan Bear 1.25X Fund creating short positions. The financial instruments in which the Japan Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Japan Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Nikkei® 225 Index is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange, which is comprised of large, blue chip companies. The Nikkei® 225 was first published on May 16, 1949, and represents a broad cross-section of Japanese industries. The Nikkei® 225 Index is not a sponsor of, or in any way affiliated with, the Funds.

Performance. No performance is provided for the Japan Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Japan Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.
17

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Japan Bull	VP Japan Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.31%	0.37%
Acquired Fund Fees and Expenses(4)	0.04%	0.04%
Total Annual Operating Expenses (4)	1. 40%	1.4 6%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 2008 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Japan Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Japan Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.36% and 1.42% for the VP Japan Bull 1.25X Fund and the VP Japan Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Japan Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Japan Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Japan Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Japan Bull	$ 143	$ 443
VP Japan Bear	$ 149	$ 462

Risks. The principal risks of investing in the Japan Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Credit Risk, Geographic Concentration Risk, Valuation Time Risk, Risks of Investing in Foreign Instruments, and Currency Exchange Rates.

Additional risks of investing in the VP Japan Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the Japan Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that Japan struggled economically after the sharp decline of its stock market in the early 1990’s and the future for the market remains uncertain. Japan must deal with the costs of an aging population and the potential that an aging workforce will impair productivity. Japanese companies could be hurt by a failure to successfully implement significant proposed reforms to Japan’s economy and financial system. Japanese stocks tend to be more volatile than the U.S. counterparts.

VP Emerging Markets Bull 1.25X Fund
VP Emerging Markets Bear 1.25X Fund

Investment Objective. The VP Emerging Markets Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the MSCI Emerging Markets IndexSM (the “EM Index”). The VP Emerging Markets Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the EM Index. (Collectively, the VP Emerging Markets Bull 1.25X Fund and the VP Emerging Markets Bear 1.25X Fund are referred to as the “Emerging Funds.”)

The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.
18

Principal Investment Strategy. Each Emerging Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the EM Index and/or financial instruments that, in combination, provide leveraged exposure to the EM Index with the VP Emerging Markets Bull 1.25X Fund creating long positions and the VP Emerging Markets Bear 1.25X Fund creating short positions. The financial instruments in which the Emerging Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Emerging Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of March 31, 200 8 , the EM Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. MSCI® is not a sponsor of, or in any way affiliated with, the Emerging Funds.

Performance. No performance is provided for the Emerging Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Emerging Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Emerging Markets Bull	VP Emerging Markets Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.29%	0.41%
Acquired Fund Fees and Expenses(4)	0.44%	0.02%
Total Annual Operating Expenses (4)	1.78%	1.4 8%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Emerging Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Emerging Markets Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.34% and 1.46% for the VP Emerging Markets Bull 1.25X Fund and the VP Emerging Markets Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Emerging Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Emerging Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Emerging Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Emerging Markets Bull	$ 181	$ 560
VP Emerging Markets Bear	$ 151	$ 468

Risks. The principal risks of investing in the Emerging Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Credit Risk, Valuation Time Risk, and Risks of Investing in Emerging Markets Instruments.
19

Additional risks of investing in the VP Emerging Markets Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Emerging Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP Developed Markets Bull 1.25X Fund
VP Developed Markets Bear 1.25X Fund

Investment Objective. The VP Developed Markets Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the MSCI EAFE® Index (the “EAFE Index”). The VP Developed Markets Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the EAFE Index. (Collectively, the VP Developed Markets Bull 1.25X Fund and the VP Developed Markets Bear 1.25X Fund are referred to as the “Developed Funds.”)

The term “developed market” refers to an economy that maintains a high per-capita income and experiences market transparency and liquidity as a result of well-established and closely regulated financial markets.

Principal Investment Strategy. Each Developed Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the EAFE Index and/or financial instruments that, in combination, provide leveraged exposure to the EAFE Index with the VP Developed Markets Bull 1.25X Fund creating long positions and the VP Developed Markets Bear 1.25X Fund creating short positions. The financial instruments in which the Developed Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Developed Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of March 31, 200 8 , the EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MSCI® is not a sponsor of, or in any way affiliated with, the Developed Funds.

Performance. No performance is provided for the Developed Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Developed Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Developed Markets Bull	VP Developed Markets Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.31%	0.41%
Acquired Fund Fees and Expenses(4)	0.24%	0.05%
Total Annual Operating Expenses (4)	1.60%	1.51%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Developed Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Developed Markets Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.36% and 1.46% for the VP Developed Markets Bull 1.25X Fund and the VP Developed Markets Bear 1.25X Fund, respectively.

20

Expense Example
The table below is intended to help you compare the cost of investing in the Developed Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Developed Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Developed Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Developed Markets Bull	$ 163	$ 505
VP Developed Markets Bear	$ 154	$ 477

Risks. The principal risks of investing in the Developed Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risk, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Valuation Time Risk, and Currency Exchange Rates.

Additional risks of investing in the VP Developed Markets Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Developed Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP Latin America Bull 1.25X Fund
VP Latin America Bear 1.25X Fund

Investment Objective. The VP Latin America Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the S&P® Latin America 40 Index (the “Latin America Index”). The VP Latin America Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Latin America Index. (Collectively, the VP Latin America Bull 1.25X Fund and the VP Latin America Bear 1.25X Fund are referred to as the “Latin America Funds.”)

Principal Investment Strategy. Each Latin America Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P® Latin America Index and/or financial instruments that, in combination, provide leveraged exposure to the S&P® Latin America Index with the VP Latin America Bull 1.25X Fund creating long positions and the VP Latin America Bear 1.25X Fund creating short positions. The financial instruments in which the Latin America Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Latin America Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The S&P® Latin America 40 Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Latin America Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Latin America Funds.

Performance. No performance is provided for the Latin America Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Latin America Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Latin America Bull	VP Latin America Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.31%	0.46%
Acquired Fund Fees and Expenses(4)	0.34%	0.04%
Total Annual Operating Expenses (4)	1.70%	1.55%

21

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Latin America Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Latin America Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.36% and 1.51% for the VP Latin America Bull 1.25X Fund and the VP Latin America Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Latin America Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Latin America Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Latin America Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Latin America Bull	$ 173	$ 536
VP Latin America Bear	$ 158	$ 490

Risks. The principal risks of investing in the Latin America Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risk, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Valuation Time Risk, and Risks of Investing in Emerging Markets Instruments.

Additional risks of investing in the VP Latin America Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Latin America Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that Latin America has generally been characterized by substantial economic instability resulting from, among other things, political unrest, high interest and inflation rates, currency devaluations and government deficits. The economies of Latin America are heavily dependent on the health of the U.S. economy and, because commodities such as oil and gas, minerals, and metals, represent a significant percentage of the region’s exports, the economies of Latin American countries are sensitive to fluctuations in commodity prices. The economies of the countries in the region may be impacted by the policies or economic problems of other Latin American countries. As a result of these factors, an investment in the Latin America Funds may experience significant volatility.

SPECIALTY FUNDS

VP Real Estate Bull 1.25X Fund
VP Real Estate Bear 1.25X Fund

Investment Objective. The VP Real Estate Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Dow Jones U.S. Real Estate Index. The VP Real Estate Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Dow Jones U.S. Real Estate Index. (Collectively, the VP Real Estate Bull 1.25X Fund and the VP Real Estate Bear 1.25X Fund are referred to as the “Real Estate Funds.”)

Principal Investment Strategy. Each Real Estate Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Dow Jones U.S. Real Estate Index and/or financial instruments that, in combination, provide leveraged exposure to the Dow Jones U.S. Real Estate Index with the VP Real Estate Bull 1.25X Fund creating long positions and the VP Real Estate Bear 1.25X Fund creating short positions. The financial instruments in which the Real Estate Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Real Estate Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.
22

Target Index. The Dow Jones U.S. Real Estate Index measures the performance of the United States equity real estate market. It includes: (1) companies that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and (2) REITs that invest in apartments, office and retail properties. Dow Jones® is not a sponsor of, or in any way affiliated with, the Real Estate Funds.

Performance. No performance is provided for the Real Estate Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Real Estate Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Real Estate Bull	VP Real Estate Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.46%	0.31%
Acquired Fund Fees and Expenses(4)	0.04%	0.04%
Total Annual Operating Expenses (4)	1.5 5%	1. 40%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time. Any expense waiver is subject to reimbursement by each Real Estate Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Real Estate Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.51% and 1.36% for the VP Real Estate Bull 1.25X Fund and the VP Real Estate Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Real Estate Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Real Estate Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Real Estate Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Real Estate Bull	$15 8	$4 90
VP Real Estate Bear	$1 43	$4 43

Risks. The principal risks of investing in the Real Estate Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risk, Risks of Investing in Real Estate Investments, and Risks of Investing in Equity Securities.

Additional risks of investing in the VP Real Estate Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Real Estate Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP Commodity Bull 1.25X Fund
VP Commodity Bear 1.25X Fund

Investment Objective. The VP Commodity Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Morgan Stanley® Commodity Related Equity Index. The VP Commodity Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Morgan Stanley® Commodity Related Equity Index. (Collectively, the VP Commodity Bull 1.25X Fund and the VP Commodity Bear 1.25X Fund are referred to as the “Commodity Funds.”)
23

Principal Investment Strategy. Each Commodity Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Morgan Stanley® Commodity Related Equity Index and/or financial instruments that, in combination, provide leveraged exposure to the Morgan Stanley® Commodity Related Equity Index with the VP Commodity Bull 1.25X Fund creating long positions and the VP Commodity Bear 1.25X Fund creating short positions. The financial instruments in which the Commodity Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Commodity Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Morgan Stanley® Commodity Related Equity Index is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products. Morgan Stanley® is not a sponsor of, or in any way affiliated with, the Commodity Funds.

Performance. No performance is provided for the Commodity Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Commodity Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Commodity Bull	VP Commodity Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.29%	0.27%
Acquired Fund Fees and Expenses(4)	0.01%	0.04%
Total Annual Operating Expenses (4)	1.3 5%	1.3 6%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 2008 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Commodity Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Commodity Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.34% and 1.32% for the VP Commodity Bull 1.25X Fund and the VP Commodity Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Commodity Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Commodity Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Commodity Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Commodity Bull	$ 137	$ 428
VP Commodity Bear	$13 8	$4 31

Risks. The principal risks of investing in the Commodity Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Commodities, and Credit Risk.

Additional risks of investing in the VP Commodity Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Commodity Funds, including a description of each risk, please refer to the “Principal Risks” section above.
24

VP Biotech Bull 1.25X Fund
VP Biotech Bear 1.25X Fund

Investment Objective. The VP Biotech Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Biotech HOLDRs Index. The VP Biotech Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Biotech HOLDRs Index. (Collectively, the VP Biotech Bull 1.25X Fund and the VP Biotech Bear 1.25X Fund are referred to as the “Biotech Funds.”)

Principal Investment Strategy. Each Biotech Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Biotech HOLDRs Index and/or financial instruments that, in combination, provide leveraged exposure to the Biotech HOLDRs Index with the VP Biotech Bull 1.25X Fund creating long positions and the VP Biotech Bear 1.25X Fund creating short positions. The financial instruments in which the Biotech Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Biotech Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Biotech HOLDRs Index is a per share value of the securities underlying one share of Biotech HOLDRs, which trade on the American Stock Exchange (“AMEX”) under the symbol BBH. The Biotech HOLDRs Index currently includes 20 companies that are involved in the biotechnology industry.

Performance. No performance is provided for the Biotech Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Biotech Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Biotech Bull	VP Biotech Bull
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.41%	0.41%
Acquired Fund Fees and Expenses(4)	0.04%	0.04%
Total Annual Operating Expenses (4)	1. 50%	1. 50%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 200 8 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Biotech Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Biotech Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.46% and 1.46% for the VP Biotech Bull 1.25X Fund and the VP Biotech Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Biotech Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Biotech Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Biotech Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Biotech Bull	$1 53	$4 74
VP Biotech Bear	$1 53	$4 74

25

Risks. The principal risks of investing in the Biotech Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risks, Risks of Investing in Equity Securities, and Concentration Risk.

Additional risks of investing in the VP Biotech Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Biotech Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP Oil & Gas Bull 1.25X Fund
VP Oil & Gas Bear 1.25X Fund

Investment Objective. The VP Oil & Gas Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Energy Select Sector Index. The VP Oil & Gas Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Energy Select Sector Index. (Collectively, the VP Oil & Gas Bull 1.25X Fund and the VP Oil & Gas Bear 1.25X Fund are referred to as the “Oil & Gas Funds.”)

Principal Investment Strategy. Each Oil & Gas Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Energy Select Sector Index and/or financial instruments that, in combination, provide leveraged exposure to the Energy Select Sector Index with the VP Oil & Gas Bull 1.25X Fund creating long positions and the VP Oil & Gas Bear 1.25X Fund creating short positions. The financial instruments in which the Oil & Gas Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Oil & Gas Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Energy Select Sector Index is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® and are involved in the development or production of energy products. Energy companies in the Energy Select Sector Index develop and produce crude oil and natural gas and provide drilling and other energy related services. Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Oil & Gas Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Oil & Gas Funds.

Performance. No performance is provided for the Oil & Gas Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Oil & Gas Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Oil & Gas Bull	VP Oil & Gas Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.31%	0.46%
Acquired Fund Fees and Expenses(4)	0.04%	0.04%
Total Annual Operating Expenses (4)	1. 40%	1.5 5%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 2008 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Oil & Gas Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Oil & Gas Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.36% and 1.51% for the VP Oil & Gas Bull 1.25X Fund and the VP Oil & Gas Bear 1.25X Fund, respectively.

26

Expense Example
The table below is intended to help you compare the cost of investing in the Oil & Gas Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Oil & Gas Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Oil & Gas Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Oil & Gas Bull	$1 43	$4 43
VP Oil & Gas Bear	$15 8	$4 90

Risks. The principal risks of investing in the Oil & Gas Funds are Market Timing Activity and High Portfolio turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risks, Concentration Risk, and Risks of Investing in Equity Securities.

Additional risks of investing in the VP Oil & Gas Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Oil & Gas Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP Precious Metals Bull 1.25X Fund
VP Precious Metals Bear 1.25X Fund

Investment Objective. The VP Precious Metals Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Dow Jones Precious Metals Index. The VP Precious Metals Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Dow Jones Precious Metals Index. (Collectively, the VP Precious Metals Bull 1.25X Fund and the VP Precious Metals Bear 1.25X Fund are referred to as the “Precious Metals Funds.”)

Principal Investment Strategy. Each Precious Metals Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Dow Jones Precious Metals Index and/or financial instruments that, in combination, provide leveraged exposure to the Dow Jones Precious Metals Index with the VP Precious Metals Bull 1.25X Fund creating long positions and the VP Precious Metals Bear 1.25X Fund creating short positions. The financial instruments in which the Precious Metals Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Precious Metals Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Dow Jones Precious Metals Index represents the performance of U.S. companies engaged in the exploration of gold, silver and platinum metals. Securities must be U.S.-listed stocks or ADRs, and must pass screens designed to eliminate the smallest and least-liquid stocks.

Performance. No performance is provided for the Precious Metals Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Precious Metals Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Precious Metals Bull	VP Precious Metals Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.29%	0.41%
Acquired Fund Fees and Expenses(4)	0.04%	0.04%
Total Annual Operating Expenses (4)	1.3 8%	1. 50%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 2008 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Precious Metals Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

27

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Precious Metals Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.34% and 1.46% for the VP Precious Metals Bull 1.25X Fund and the VP Precious Metals Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Precious Metals Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Precious Metals Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Precious Metals Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Precious Metals Bull	$1 40	$4 37
VP Precious Metals Bear	$1 53	$4 74

Risks. The principal risks of investing in the Precious Metals Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risks, Concentration Risk, and Risks of Investing in Equity Securities.

Additional risks of investing in the VP Precious Metals Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Precious Metals Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP Healthcare Bull 1.25X Fund
VP Healthcare Bear 1.25X Fund

Investment Objective. The VP Healthcare Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Health Care Select Sector Index. The VP Healthcare Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Health Care Select Sector Index. (Collectively, the VP Healthcare Bull 1.25X Fund and the VP Healthcare Bear 1.25X Fund are referred to as the “Healthcare Funds.”)

Principal Investment Strategy. Each Healthcare Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Health Care Select Sector Index and/or financial instruments that, in combination, provide leveraged exposure to the Health Care Select Sector Index with the VP Healthcare Bull 1.25X Fund creating long positions and the VP Healthcare 1.25X Fund creating short positions. The financial instruments in which the Healthcare Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Healthcare Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Health Care Select Sector Index is a modified capitalization-weighted index intended to track the movements of companies that are components of the S&P 500® and are involved in health care services. The index had 5 1 members as of April 15 , 200 8 with an average market capitalization of $ 70.7 billion. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Healthcare Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Healthcare Funds.

Performance. No performance is provided for the Healthcare Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of Healthcare Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

28

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Healthcare Bull	VP Healthcare Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.41%	0.41%
Acquired Fund Fees and Expenses(4)	0.04%	0.04%
Total Annual Operating Expenses (4)	1. 50%	1. 50%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 2008 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Healthcare Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Healthcare Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.46% and 1.46% for the VP Health Care Bull 1.25X Fund and the VP Health Care Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Healthcare Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Healthcare Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Healthcare Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Healthcare Bull	$1 53	$4 74
VP Healthcare Bear	$1 53	$4 74

Risks. The principal risks of investing in the Healthcare Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Concentration Risk, and Credit Risk.

Additional risks of investing in the VP Healthcare Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Healthcare Funds, including a description of each risk, please refer to the “Principal Risks” section above.

VP Financial Bull 1.25X Fund
VP Financial Bear 1.25X Fund

Investment Objective. The VP Financial Bull 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Financial Select Sector Index. The VP Financial Bear 1.25X Fund seeks daily investment results, before fees and expenses, of 125% of the inverse (or opposite) of the price performance of the Financial Select Sector Index. (Collectively, the VP Financial Bull 1.25X Fund and the VP Financial Bear 1.25X Fund are referred to as the “Financial Funds.”)

Principal Investment Strategy. Each Financial Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Financial Select Sector Index and/or financial instruments that, in combination, provide leveraged exposure to the Financial Select Sector Index with the VP Financial Bull 1.25X Fund creating long positions and the VP Financial Bear 1.25X Fund creating short positions. The financial instruments in which the Financial Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Financial Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Financial Select Sector Index is a modified capitalization-weighted index intended to track the movements of companies that are components of the S&P 500® and are involved in the development or production of financial products. The index had 92 members as of April 15 , 200 8 with an average market capitalization of $ 60.6 billion. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Financial Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Financial Funds.
29

Performance. No performance is provided for the Financial Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Financial Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP Financial Bull	VP Financial Bull
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.41%	0.41%
Acquired Fund Fees and Expenses(4)	0.04%	0.04%
Total Annual Operating Expenses (4)	1. 50%	1. 50%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 2008 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Financial Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP Financial Bear 1.25X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.46% and 1.46% for the VP Financial Bull 1.25X Fund and the VP Financial Bear 1.25X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Financial Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Financial Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Financial Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP Financial Bull	$1 53	$4 74
VP Financial Bear	$1 53	$4 74

Risks. The principal risks of investing in the Financial Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Credit Risk, Concentration Risk, and Risks of Investing in Small and Mid Capitalization Companies.

Additional risks of investing in the VP Financial Bear 1.25X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the Financial Funds, including a description of each risk, please refer to the “Principal Risks” section above.

FIXED INCOME FUNDS

VP 10 Year Note Bull 1.75X Fund
VP 10 Year Note Bear 1.75X Fund

Investment Objective. The VP 10 Year Note Bull 1.75X Fund seeks daily investment results, before fees and expenses, of 175% of the performance of the 10 Year Treasury Note. The VP 10 Year Note Bear 1.75X Fund seeks daily investment results, before fees and expenses, of 175% of the inverse (or opposite) of the performance of the 10 Year Treasury Note. (Collectively, the VP 10 Year Note Bull 1.75X Fund and the VP 10 Year Note Bear 1.75X Fund are referred to as the “10 Year Note Funds.”)
30

Principal Investment Strategy. Each 10 Year Note Fund, under normal circumstances, invests at least 80% of its net assets in the 10 Year Treasury Note and/or financial instruments that, in combination, provide leveraged exposure to the 10 Year Treasury Note with the VP 10 Year Note Bull 1.75X Fund creating long positions and the VP 10 Year Note Bear 1.75X Fund creating short positions. The financial instruments in which the 10 Year Note Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the 10 Year Note Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The 10 Year Treasury Note is the most recently issued U.S. Treasury Note with a ten year maturity. A new 10 Year Treasury Note is issued each February, May, August and November.

Performance. No performance is provided for the 10 Year Note Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of 10 Year Note Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
	VP 10 Year Note Bull	VP 10 Year Note Bear
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees (2)	0.50%	0.50%
Other Expenses (3)	0.35%	0.25%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%
Total Annual Operating Expenses (4)	1.4 1%	1.3 1%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 2008 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each 10 Year Note Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)
The Funds have adopted a Rule 12b-1 Plan pursuant to which each Fund is authorized to pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. The Board has authorized each Fund to pay a Rule 12b-1 fee of 0.50%.

(3)
Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses. In addition, t he VP 10 Year Note Bear 1.75X Fund may take short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and therefore, therefore, actual expenses may be higher than those shown.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Funds were not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.40% and 1.30% for the VP 10 Year note Bull 1.75X Fund and the VP 10 Year Note 1.75X Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the 10 Year Note Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the 10 Year Note Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the 10 Year Note Funds’ operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP 10 Year Note Bull	$ 144	$ 446
VP 10 Year Note Bear	$ 133	$ 415

Risks. The principal risks of investing in the 10 Year Note Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, and Credit Risk.

Additional risks of investing in the VP 10 Year Note Bear 1.75X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the 10 Year Note Funds, including a description of each risk, please refer to the “Principal Risks” section above.
31

VP U.S. GOVERNMENT MONEY MARKET FUND

Investment Objective. The VP U.S. Government Money Market Fund seeks to provide security of principal, current income and liquidity.

Principal Investment Strategy. The VP U.S. Government Money Market Fund seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Board of Trustees or by Rafferty to present minimal credit risk. The VP U.S. Government Money Market Fund invests exclusively in obligations issued or guaranteed by the U.S. government and its agencies, U.S. government-sponsored enterprises and repurchase agreements that are fully collateralized by such obligations. In order to maintain a stable share price, the VP U.S. Government Money Market Fund maintains an average dollar-weighted maturity of 90 days or less. Securities purchased by the VP U.S. Government Money Market Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities.

Performance. No performance is provided for the VP U.S. Government Money Market Fund because it had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the VP U.S. Government Money Market Fund. The other expenses below reflect estimated expenses expected to be incurred for the fiscal year ended December 31, 200 8 . The tables below do not reflect any fees and expenses imposed under the Contracts, which would increase overall fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(1) (as a percentage of daily assets):
VP U.S. Government Money Market Fund
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.29%
Acquired Fund Fees and Expenses(3)	0.01%
Total Annual Operating Expenses (3)	0.80%

(1)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the VP U.S. Government Money Market Fund’s Other Expenses through December 31, 2008 to the extent that the Total Annual Operating Expenses exceed 1.25% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by the VP U.S. Government Money Market Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

(2)	Other Expenses are estimated and include custodian, transfer agency and other customary fund expenses.
(3)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. As the Fund was not operational prior to the date of this Prospectus, the Acquired Fund Fees and Expenses that appear in fee table above are estimated. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 0.79%.

Expense Example
The table below is intended to help you compare the cost of investing in the VP U.S. Government Money Market Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the VP U.S. Government Money Market Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the VP U.S. Government Money Market Fund’s operating expenses remain the same through each year. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
VP U.S. Government Money Market	$ 82	$ 255

Risks. The principal risks of investing in the VP U.S. Government Money Market Fund are:

•
The yield paid by the VP U.S. Government Money Market Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

•
Although the VP U.S. Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the VP U.S. Government Money Market Fund.

•	Your investment in the VP U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.

•
Securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are not backed by the full faith and credit of the U.S. government and are not insured or guaranteed by the U.S. government.

32

•	The value of your investment could be eroded over time by the effects of inflation.

•	Security selection by Rafferty may cause the VP U.S. Government Money Market Fund to underperform other funds with similar investment objectives.

•	If a portfolio security declines in credit quality or goes into default, it also could affect the VP U.S. Government Money Market Fund’s yield.

Additional risks of investing in the VP U.S. Government Money Market Fund are Interest Rate Changes and Credit Risk. For more information on these risks, including a description, please refer to the “Principal Risks” section above.

ABOUT YOUR INVESTMENT

Share Price of the Funds

A Fund’s share price is known as its net asset value (“NAV”). The Funds share prices are calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the NYSE, and Bond Market for the 10 year Funds, is open for business. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate on days that foreign markets are open but the Funds are not open for business.

All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m. Eastern time) will be processed at that day’s NAV. Transaction orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•
Equity securities, OTC securities, swap agreements, closed-end investment companies, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.
33

Rule 12b-1 Fees

This Prospectus describes the distribution plan under Rule 12b-1 pursuant to which the Funds, except for the VP U.S. Government Money Market Fund, pay for distribution and services provided to Fund shareholders. Because 12b-1 fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Funds’ Rule 12b-1 Plan, a Fund, except for the VP U.S. Government Money Market Fund, may pay an annualized Rule 12b-1 fee of up to 1.00% of its average daily net assets. However, the Board has currently authorized each Fund to pay a Rule 12b-1 fee equal to 0.50% of its average daily net assets.

Investing in the Funds

The Direxion Insurance Trust offers shares of the Funds to insurance company separate accounts that serve as investment vehicle Contracts. The Trust also offers shares of the Funds to certain Plans. The separate accounts and plan sponsors, not the individual Contract owners or Plan beneficiaries, are the shareholders of the Funds. However, the separate accounts and plan sponsors may pass through voting rights to the Contract owners or Plan beneficiaries.

Contract owners and Plan beneficiaries that desire to purchase, sell or exchange shares in the Funds should consult with the insurance company that issued their Contracts, the accompanying variable Contract prospectus or their plan sponsor. An insurance company or plan sponsor may not make available all Funds, and there may be other restrictions and costs for purchases, sales or exchanges.

Short - Term Trading. The Funds, except the VP U.S. Government Money Market Fund, anticipate that a significant portion of their assets will come from professional money managers and investors who use the Funds as part of their “asset allocation” and/or “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. The VP U.S. Government Money Market Fund anticipates that like all money market funds, it may be generally used by investors for short-term investments, often in place of bank checking or savings accounts for cash management purposes. Investors often seek money market funds for the ability to add and withdraw their funds quickly, without restriction. Also, the Trust does not believe that the VP U.S. Government Money Market Fund will be the target of abusive trading practices, because it seeks to maintain a $1.00 per share price and typically does not fluctuate in value based on market prices.

Frequent trading increases the rate of the Funds’ portfolio turnover, which increases the overall expenses of managing the Funds, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. In addition, frequent trading may dilute the value of Fund shares held by long-term shareholders and may interfere with the efficient management of the Funds’ portfolios. Although the Funds reserve the right to reject any purchase orders or suspend the offering of Fund shares, the Funds do not currently impose any trading restrictions on Fund shareholders nor actively monitor for trading abuses. The Funds’ Board of Trustees has approved the short-term trading policy of the Funds. The costs associated with the Funds’ portfolio turnover will have a negative impact on longer-term investors.

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds’ assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004. As of December 31, 200 7 the Adviser had approximately $ 1.35 billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds’ daily net assets.

Advisory Fees Charged
All Funds, except VP U.S. Government Money Market Fund	0.55%
VP U.S. Government Money Market Fund	0.50%

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement will be included in the Funds’ Annual report for the year ended December 31, 200 8 .

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Funds. The investment committee generally decides the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio manager executes transactions for the Funds consistent with the target allocation. The portfolio managers rotate among the Funds periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time. The members of the investment committee responsible for managing the Funds are Paul Brigandi, Tony Ng, Michael Eschmann and Adam Gould.
34

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng is a Portfolio Manager and joined Rafferty in April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.

Mr. Eschmann has been a Portfolio Manager at Rafferty since August 2006. Previously, Mr. Eschmann was employed as a fixed income salesman and trader with Merrill Lynch from July 1999 to July 2006. He is a graduate of Fairfield University.

Mr. Gould has been a Portfolio Manager at Rafferty Asset Management since January of 2007. Prior to joining Rafferty, Mr. Gould was an Index Fund Portfolio Manager at the Bank of New York, responsible for managing ten domestic Index funds, and 20 separately managed accounts. Before joining the Bank of New York in May of 2005, Mr. Gould received an MBA from Georgetown University. Prior to attending graduate school, Mr. Gould was a NASDAQ Market Maker at Deutsche Bank from 1999 through 2002. He completed his undergraduate studies at the University of Wisconsin in 1999, graduating with a Bachelor of Science.

The Funds’ SAI provides additional information about the investment committee members’ compensation, other accounts they manage and their ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Insurance Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions. Each Fund, except the VP U.S. Government Money Market Fund, distributes dividends from its net investment income at least annually. The VP U.S. Government Money Market Fund declares dividends from its net investment income daily and usually distributes them monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains at least annually. A Fund realizes capital gains mainly from sales of its portfolio assets for a profit .

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested automatically at the NAV per share of the distributing Fund unless you request otherwise in writing. If you elect to receive distributions from a Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at its then-current NAV per share and to reinvest all subsequent distributions in shares of that Fund until an updated address is received.

Due to the pattern of purchases and redemptions in many of the Funds, a Fund’s total net assets may fluctuate significantly over the course of a year. A Fund typically seeks to declare and pay distributions when asset levels are relatively high. However, because the investment adviser cannot predict when asset levels will be high or low, distributions may be paid when total net assets are relatively low. In such event, an investor would receive a larger proportion of that distribution than the investor would have received when asset levels are higher. In addition, because a Fund may declare and pay distributions at any time, an investor may receive a distribution, shortly after making an investment in such a Fund.

Taxes. Each Fund , which is treated as a separate corporation for Federal tax purposes, intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), so that it will not have to pay federal income tax on that part of its investment company taxable income (determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

Fund shares are offered only to insurance company separate accounts (“Separate Accounts”) that fund Contracts and to Plans. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the Separate Accounts and (2) the holders of Contracts funded through the Separate Accounts . P lans are generally exempt from federal income tax, though distributions from P lans usually are taxable; for more information, contact your plan administrator.
35

It is important for each Fund to maintain its status as a regulated investment company (and to satisfy certain other requirements), because its shareholders that are Separate Accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Fund meet the investment diversification requirements that apply to those accounts. If a Fund failed to meet those requirements, owners of Contracts funded through it would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. Accordingly, the Adviser monitors each Fund’s compliance with the applicable regulated investment company qualification and Separate Account diversification requirements.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

MASTER/FEEDER OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees’ decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure.

36

FINANCIAL HIGHLIGHTS

No financial information is available because the Funds have not commenced operations prior to the date of this Prospectus.

37

PRIVACY NOTICE

At the Direxion Insurance Trust, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800)-851-0511.

Not a part of the P rospectus.

PN-1

PROSPECTUS
April 30, 200 8

[DIREXION INSURANCE TRUST LOGO]
33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

MORE INFORMATION ON THE DIREXION INSURANCE TRUST

Statement of Additional Information (“SAI”):
The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:
The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Insurance Trust
P.O. Box 1993
Milwaukee, Wisconsin 53201

Call:	(800) 851-0511

The Trust does not maintain a website with Fund information because it is intended only for use when accompanied by a Separate Account prospectus or qualified pension or retirement plan document, which is only available from the insurance companies or qualified plan sponsors that have selected the Fund as an investment vehicle. To receive the Fund’s SAI or Fund Reports free of charge, contact the insurance company that issued your Contract or contact the Fund directly using the information below.

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-09761

THE DIREXION INSURANCE TRUST

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

The Direxion Insurance Trust (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to separate accounts that fund variable annuity contracts and variable life insurance policies of certain insurance companies (collectively “Contracts”) and qualified pension and retirement plans (“Qualified Plans”).  This Statement of Additional Information (“SAI”) relates to the portfolios listed below.

The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy.  The Funds are not designed for inexperienced or less sophisticated investors.  An important feature of the Trust is that it offers funds consisting of pairs of Funds, each of which attempts to provide daily investment results that correspond to a specific index or benchmark on a given day.  The Funds with the word “Bull” in their name (the “Bull Funds”) attempt to provide investment results that correlate positively to an index or benchmark, while the Funds with the word “Bear” in their name (the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark.

BULL FUNDS	BEAR FUNDS
VP Total Market Bull 1.25X Fund	VP Total Market Bear 1.25X Fund
VP S&P 500® Bull 1.25X Fund	VP S&P 500® Bear 1.25X Fund
VP NASDAQ-100® Bull 1.25X Fund	VP NASDAQ-100® Bear 1.25X Fund
VP Mid Cap Bull 1.25X Fund	VP Mid Cap Bear 1.25X Fund
VP Small Cap Bull 1.25X Fund	VP Small Cap Bear 1.25X Fund
VP Equity Income Bull 1.25X Fund	VP Equity Income Bear 1.25X Fund
VP Dollar Bull 1.25X Fund	VP Dollar Bear 1.25X Fund
VP Japan Bull 1.25X Fund	VP Japan Bear 1.25X Fund
VP Emerging Markets Bull 1.25X Fund	VP Emerging Markets Bear 1.25X Fund
VP Developed Markets Bull 1.25X Fund	VP Developed Markets Bear 1.25X Fund
VP Latin America Bull 1.25X Fund	VP Latin America Bear 1.25X Fund
VP Real Estate Bull 1.25X Fund	VP Real Estate Bear 1.25X Fund
VP Commodity Bull 1.25X Fund	VP Commodity Bear 1.25X Fund
VP Biotech Bull 1.25X Fund	VP Biotech Bear 1.25X Fund
VP Oil & Gas Bull 1.25X Fund	VP Oil & Gas Bear 1.25X Fund
VP Precious Metals Bull 1.25X Fund	VP Precious Metals Bear 1.25X Fund
VP Healthcare Bull 1.25X Fund	VP Healthcare Bear 1.25X Fund
VP Financial Bull 1.25X Fund	VP Financial Bear 1.25X Fund
VP 10 Year Note Bull 1.75X Fund	VP 10 Year Note Bear 1.75X Fund

The Trust also offers the VP U.S. Government Money Market Fund (“Money Market Fund”), which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. government, its agencies or instrumentalities, to holders of Contract and to Qualified Plans.  The Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.  Shares of the Money Market Fund are not deposits or obligations, or guaranteed or endorsed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.  An investment in the Money Market Fund is neither insured nor guaranteed by the United States government.

This SAI, dated April 30, 2008 , is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated April 30 , 2008 .  This SAI is incorporated herein by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.  To receive a copy of the Prospectus or, when available, the Annual or Semi-Annual Report to shareholders, without charge, write or call the Trust at the address or telephone number listed above.
Dated: April 30, 2008

Page

THE DIREXION INSURANCE TRUST	1

CLASSIFICATION OF THE FUNDS	1

INVESTMENT POLICIES AND TECHNIQUES	1

American Depositary Receipts (“ADRs”)	2
Asset-Backed Securities	3
Bank Obligations	3
Corporate Debt Securities	4
Equity Securities	4
Foreign Currencies	5
Foreign Securities	8
Illiquid Investments and Restricted Securities	9
Indexed Securities	10
Interest Rate Swaps	10
Junk Bonds	10
Mortgage-Backed Securities	11
Municipal Obligations	12
Options, Futures and Other Strategies	12
Other Investment Companies	17
Repurchase Agreements	18
Reverse Repurchase Agreements	18
Short Sales	18
Swap Agreements	19
Unrated Debt Securities	20
U.S. Government Securities	20
Zero-Coupon Securities	21
Payment-In-Kind Securities and Strips	21
Other Investment Risks and Practices	21
Risk of Tracking Error	22

INVESTMENT RESTRICTIONS	23

PORTFOLIO TRANSACTIONS AND BROKERAGE	25

PORTFOLIO HOLDINGS INFORMATION	26

MANAGEMENT OF THE TRUST	27

Trustees and Officers	27
Principal Shareholders, Control Persons and Management Ownership	30
Investment Adviser	31
Portfolio Manager	31
Proxy Voting Policies and Procedures	32
Fund Administrator, Fund Accountant, Transfer Agent and Custodian	33
Distributor	33
Distribution Plan	33
Independent Registered Public Accounting Firm	34

DETERMINATION OF NET ASSET VALUE	34

PURCHASES AND REDEMPTIONS	35

SHAREHOLDER AND OTHER INFORMATION	35

Shareholder Information	35
Other Information	36

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	36

i

Dividends and Other Distributions	36
Taxes	36

FINANCIAL STATEMENTS	40

APPENDIX B	1

APPENDIX A	A-1

APPENDIX B	B-1

ii

THE DIREXION INSURANCE TRUST

The Trust is a Massachusetts business trust organized on December 29, 1999 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series.   The Trust may offer additional series in the future.  On April 28, 2006, the Trust changed its name to the Direxion Insurance Trust.  Prior to that date, the Trust was known as the Potomac Insurance Trust.

This SAI relates only to the shares described herein.  Each Fund currently offers one class of shares.  The Funds’ shares will be made available with respect to Contract and Qualified Plans where the insurance company or Qualified Plan sponsor may   receive Rule 12b-1 payments   for  distribution and shareholder services.  The Funds also may be subject to other charges as described in the Contracts’ prospectuses or Qualified Plan documents.

The Funds are designed principally for experienced investors seeking an asset allocation vehicle.  Except for the Money Market Fund, the Funds provide investment exposure to various securities markets.  Each Fund seeks daily investment results that correspond to a specific index or benchmark.  The Funds may be used independently or in combination with each other as part of an overall strategy.

CLASSIFICATION OF THE FUNDS

Each Fund (other than the Money Market Fund) is a “non-diversified” series of the Trust pursuant to the 1940 Act.  A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  Each Fund, however, intends to meet certain tax-related diversification standards at the end of each quarter of its taxable year required by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT POLICIES AND TECHNIQUES

In general, each Fund (other than the Money Market Fund) invests at least 80% of its net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns that correspond to a multiple of its index or benchmark.  In particular, the Funds below seek the following investment results as compared to their indices or benchmarks:

Fund	Index or Benchmark	Daily Target
VP Total Market Bull 1.25X Fund	MSCI® US Broad Market	125%
VP Total Market Bear 1.25X Fund		-125%
VP S&P 500® Bull 1.25X Fund	S&P 500®	125%
VP S&P 500® Bear 1.25X Fund		-125%
VP NASDAQ-100® Bull 1.25X Fund	NASDAQ-100®	125%
VP NASDAQ-100® Bear 1.25X Fund		-125%

Fund	Index or Benchmark	Daily Target
VP Mid Cap Bull 1.25X Fund	S&P® MidCap 400	125%
VP Mid Cap Bear 1.25X Fund		-125%
VP Small Cap Bull 1.25X Fund	Russell 2000®	125%
VP Small Cap Bear 1.25X Fund		-125%
VP Equity Income Bull 1.25X Fund	Dow Jones Select DividendSM	125%
VP Equity Income Bear 1.25X Fund		-125%
VP Dollar Bull 1.25X Fund	U.S. Dollar®	125%
VP Dollar Bear 1.25X Fund		-125%
VP Japan Bull 1.25X Fund	Nikkei® 225	125%
VP Japan Bear 1.25X Fund		-125%
VP Emerging Markets Bull 1.25X Fund	MSCI Emerging MarketsSM	125%
VP Emerging Markets Bear 1.25X Fund		-125%
VP Developed Markets Bull 1.25X Fund	MSCI EAFE®	125%
VP Developed Market Bear 1.25X Fund		-125%
VP Latin America Bull 1.25X Fund	S&P® Latin America 40	125%
VP Latin America Bear 1.25X Fund		-125%
VP Real Estate Bull 1.25X Fund	Dow Jones U.S. Real Estate	125%
VP Real Estate Bear 1.25X Fund		-125%
VP Commodity Bull 1.25X Fund	Morgan Stanley® Commodity Related	125%
VP Commodity Bear 1.25X Fund		-125%
VP Biotech Bull 1.25X Fund	Biotech HOLDRs	125%
VP Biotech Bear 1.25X Fund		-125%
VP Oil & Gas Bull 1.25X Fund	Energy Select Sector	125%
VP Oil & Gas Bear 1.25X Fund		-125%
VP Precious Metals Bull 1.25X Fund	Dow Jones Precious Metals	125%
VP Precious Metals Bear 1.25X Fund		-125%
VP Healthcare Bull 1.25X Fund	Health Care Select Sector	125%
VP Healthcare Bear 1.25X Fund		-125%
VP Financial Bull 1.25X Fund	Financial Select Sector	125%
VP Financial Bear 1.25X Fund		-125%
VP 10 Year Note Bull 1.75X Fund	10 Year Treasury Note	175%
VP 10 Year Note Bear 1.75X Fund		-175%

With the exception of limitations described in the “Investment Restrictions” section below, each Fund may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s objective.

American Depositary Receipts (“ADRs”)

A Fund may invest in ADRs.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments.  See “Foreign Securities” below.  These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity.  Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s® Ratings Group or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks.  A Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  A Fund may invest in convertible securities that may be considered high yield securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock.  A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights.  A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies.  Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. dollar.  Exchange rates fluctuate for a number of reasons.

Inflation.  Exchange rates change to reflect changes in a currency’s buying power.  Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency.  Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

Political Factors.  Political instability in a country can cause a currency to depreciate.  Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business.  As a result, to the extent that the a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, a Fund’s NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by the a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars.  Gains or losses on shares of the a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares.  The amount of appreciation or depreciation in the a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions.  A Fund conducts currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.  A Fund also enters into forward currency contracts.  See “Options, Futures and Other Strategies” below.  A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate.  For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging).  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities.  Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under Subchapter M of the Code.

A Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.  If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars.  Although a Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options.  A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies.  A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities.  Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper.  Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Hybrid Instruments

A Fund may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets.  These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments.  Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics.  A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.  A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act.  As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments.  No Fund will purchase or otherwise acquire any security if, as a result, more than 15% (10% for the Money Market Fund) of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid.  No Fund, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes.  Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.  The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian.  A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy.  If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, often called “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees.  The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

A Fund may invest in municipal obligations.  In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers.  The credit quality of a municipal obligation can be affected by, among other factors:  a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security.  Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Strategies

General.  A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of its position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)           Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction.  Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)           Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the American Stock Exchange® (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies, Securities and Commodities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant.  When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts.  There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.  If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions.  A Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

A Fund may invest in the securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.   Each Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

Real Estate Companies

A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in such real estate.  Such investments include common stocks (including Real Estate Investment Trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.

Real Estate Investment Trusts

A Fund may make investments in Real Estate Investment Trusts (“REITs”).  REITs include equity, mortgage and hybrid REITs.  Equity REITs own real estate properties, and their revenue comes principally from rent.  Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans.  Hybrid REITs combine characteristics of both equity and mortgage REITs.  The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended.  The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  No Fund may enter into such a repurchase agreement if, as a result, more than 15% (10% in the case of the Money Market Fund) of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements .  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund illiquid investment limitations.  A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer.  The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

A Fund may also invest in unrated debt securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date.  A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction.  A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested.  If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date.  Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment.  During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Zero-Coupon Securities

A Fund may invest in zero-coupon bonds of any rating or maturity.  Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value (“original issue discount” or “OID”).   The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, a Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Payment-In-Kind Securities and Strips

A Fund may invest in payment-in-kind securities and strips of any rating or maturity.  Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds.  Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.  Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders.  See “Dividends, Other Distributions and Taxes.”  Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.  A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities.  Like zero-coupon securities and payment-in kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Other Investment Risks and Practices

Borrowing.  A Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, Small Cap Bull 1.25X Fund, the Small Cap Bear 1.25X Fund, the Emerging Markets Bull 1.25X Fund, the Emerging Markets Bear 1.25X Fund, the Commodity Bull 1.25X Fund, the 10 Year Note Bull 1.75X Fund and the 10 Year Note Bear 1.75X Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of their total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  Each Fund may lend portfolio securities with a value not exceeding 33 1/3% (15% in the case of the Money Market Fund) of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on a four-business days notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover.  The Trust anticipates that investors in a Fund, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds.  A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover.  Because each Fund’s portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund’s actual turnover rate.  A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero.  However, each Fund’s portfolio turnover rate, except for the Money Market Fund, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.   The trading costs associated with portfolio turnover may adversely affect a Fund’s performance.

Risk of Tracking Error

Several factors may affect a Fund’s ability to track the performance of its applicable index .  Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between a Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments.  As a result, a Fund’s short-term performance will reflect such deviation from its target index.

In the case of a Fund whose NAVs are intended to move inversely from their target indices (the Bear Funds) the factor of compounding also may lead to tracking error.  Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a daily basis, the symmetry between the changes in the benchmark and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect.  For example, if a Fund achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the index’s returns decreased.  Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of a Fund’s NAV by a percentage that would be somewhat less than the percentage that the index returns increased.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

Except for the Money Market Fund, a Fund shall not:

1.
Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of a Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.
Pledge, mortgage, or hypothecate a Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.
Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.
Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that a Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 4, and 7; and (3) a Fund may make short sales of securities.

7.
Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; or (3) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

Each Fund, except the VP Real Estate Bear 1.25X Fund, the VP Real Estate Bull 1.25X Fund, the VP Biotech Bear 1.25X Fund, the VP Biotech Bull 1.25X Fund, the VP Oil & Gas Bull 1.25X Fund, the VP Oil & Gas Bear 1.25X Fund, the VP Precious Metals Bull 1.25X Fund, the VP Precious Metals  Bear 1.25X Fund, the VP Healthcare Bull 1.25X Fund, the VP Healthcare Bear 1.25X Fund, the VP Financial Bull 1.25X Fund and the VP Financial Bear 1.25X Fund has adopted the following investment limitation:

A Fund shall not:

8.
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The VP Real Estate Bear 1.25X Fund, the VP Real Estate Bull 1.25X Fund, the VP Biotech Bear 1.25X Fund, the VP Biotech Bull 1.25X Fund, the VP Oil & Gas Bull 1.25X Fund, the VP Oil & Gas Bear 1.25X Fund, the VP Precious Metals Bull 1.25X Fund, the VP Precious Metals Bear 1.25X Fund, the VP Healthcare Bull 1.25X Fund, the VP Healthcare Bear 1.25X Fund, the VP Financial Bull 1.25X Fund and the VP Financial Bear 1.25X Fund have adopted the following fundamental investment policy that enables it invest 25% or more of the value of its total assets in the securities of issuers in any single industry:

A Fund shall:

Invest 25% or more of the value of its total assets in the securities of issuers in a single industry or group of industries in accordance with its investment objective as disclosed in the Fund’s Prospectus.

The Money Market Fund has adopted the following investment limitations:

The Money Market Fund shall not:

9.	Make loans, except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

10.
Lend the Money Market Fund’s portfolio securities in excess of 15% of its total assets.  Any loans of the Money Market Fund’s portfolio securities will be made according to guidelines established by the Trustees, including the maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

11.	Underwrite securities of any other issuer.

12.	Purchase, hold, or deal in real estate or oil and gas interests.

13.	Issue senior securities, except as permitted by the Money Market Fund’s investment objective and policies.

14.
Purchase or sell physical commodities; provided, however, that this investment limitation does not prevent the Money Market Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

15.	Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

16.
Mortgage, pledge, or hypothecate the Money Market Fund’s assets except to secure permitted borrowings or in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.  In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amount borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

17.
Make short sales of portfolio securities or purchase any portfolio securities on margin, except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however, that this investment limitation does not prevent the Money Market Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

In addition, the Money Market Fund does not presently intend to purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors and collars.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund.  For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  For the Money Market Fund, there is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund (other than the Money Market Fund), Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders. In adopting the policies, the Board of Trustees considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of a Fund.  Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days, in conjunction with the Funds’ public disclosure described above.  In addition, a Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board of Trustees.

In addition, the Funds’ service providers, which include U.S. Bank, N.A., U.S. Bancorp Fund Services, LLC, Rafferty Capital Markets LLC, Kirkpatrick & Lockhart Preston Gates Ellis LLP and Ernst & Young LLP, may receive portfolio holdings information in connection with their services to a Fund.  In no event shall the Advisers, their affiliates or employees, the service providers or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between a Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board of Trustees.  The Trustees are responsible for managing a Fund’s business affairs and for exercising all of a Fund’s powers except those reserved to the shareholders.  A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each Trustee of the Trust also serves on the Board of the Direxion Funds, the other registered investment company in the Direxion mutual fund complex.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 65	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	114	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 63	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	114	Trustee, The Opening Word Program, Wyandanch, New York
Gerald E. Shanley III Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A. 1979-present.	114	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
John Weisser Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	114	MainStay VP Series Fund, Inc.

Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 39	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A
William Franca Age: 50	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Todd Warren Age: 40	Chief Compliance Officer	One Year; Since 2007	Chief Legal Officer, Alaric Compliance Services, LLC 2006 to present; CCO and General Counsel, Oracle Evolution LLC 10/04 – 2/06.	N/A	N/A
Todd Kellerman Age: 33	Chief Financial Officer	Once Year; Since 2007	Vice President of Corporate Development. Raven Holdings, Inc., 2003-2005; Business Consultant, 2002-2003; Senior Consultant – Business Consulting, Arthur Anderson, 1999-2000.	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Stephen P. Sprague Age: 58	Treasurer and Controller	One Year; Since 1999	Chief Financial Officer of Rafferty for the past 5 years.	N/A	N/A
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Secretary	One Year; Since 2004
Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty ..

(2)
The “Fund Complex” consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee did not meet during the Funds’ most recent fiscal year as the Funds have not commenced operations prior to the date of this SAI .

The Trust also has a Nominating Committee, consisting of Messrs. Weiser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to a Fund with attention to the Nominating Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee did not meet during the Trust’s most recent fiscal year as the Funds have not commenced operations prior to the date of this SAI .

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year as the Funds have not commenced operations prior to the date of this SAI .

The Trustees do not own any shares of the Funds, as the Funds have not commenced operations as of the date of this SAI.  The following table shows the amount of equity securities in the portfolios of the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2007 :

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Aggregate Dollar Range of Equity Securities in the Fund Complex (1)	$ 0	$10,001 - $50,000	$ 0	N/A
(1)
The “Direxion Family of Investment Companies” consists of the Direxion Funds which currently offers for sale to the public 51 portfolios of the 69 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.  The following tables show the compensation earned by each Trustee for the Trust’s fiscal year ended December 31, 2007 .

Name of Person, Position	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex(1) Paid to the Trustees
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins (2)	$0	$0	$0	$5,000
Disinterested Trustees
Daniel J. Byrne	$0	$0	$0	$29,000
Gerald E. Shanley III	$0	$0	$0	$35,000
John Weisser(3)	$0	$0	$0	$29,000

(1)	For the fiscal period ended December 31, 2007 , trustees’ fees and expenses in the amount of $98,000 were incurred by the Trust.
(2)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Complex.
(3)	As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Complex .

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  There were no control persons or principal shareholders of the Funds as the Funds had not commenced operations as of the date of this SAI.

In addition, as of the date of this SAI, the Trustees and officers as a group did not own any shares of the Funds because the Funds had not yet commenced operations.

Investment Adviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York 10004, provides investment advice to a Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of each Fund, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty the following fee at an annual rate based on its average daily net assets of:

Bear Funds	0.55%
Bull Funds	0.55%
Money Market Fund	0.50%

Each Fund is responsible for its own operating expenses.  Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through December 31, 2007 to the extent that the Total Annual Operating Expenses exceed 1.30% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by each Fund, as applicable, within the following three years if overall expenses fall below this percentage limitation.  There is no assurance that Rafferty will continue this waiver after this date.   Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act.  The Advisory Agreement with respect to each Fund continues in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Manager

Each Fund is managed by an investment committee consisting of Paul Brigandi, Tony Ng, Michael Eschmann and Adam Gould.  In addition to the Funds, the committee manages the following other accounts as of December 31, 2007 :

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	42	$1.25 billion	0	$0
Other Pooled Investment Vehicles	1	$113.9 million	0	$0
Other Accounts	0	$0	0	$0

Rafferty manages no other accounts with an investment objective similar to that of a Fund.  However, a Fund may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions.  Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which Funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment committee.  However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts.  The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts.  Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The investment committee’s compensation is paid by Rafferty.  Their compensation primarily consists of a fixed base salary and a bonus.  The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority.  Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm.  The investment committee’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used.  Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

The members of the investment committee do not own any shares of the Funds as of December 31, 2007 as the Funds had not commenced operations.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.  Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to a Fund.  U.S. Bank, N.A., Custody Operations, 155 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, provides custodian services to a Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).   As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $200,000 for the Fund Complex.   The Administrator also is entitled to certain out-of-pocket expenses.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.   For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $600,000 for the Fund Complex.   The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of a Fund’s assets.  The Custodian holds and administers the assets in a Fund’s portfolios.   The Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund.   The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of a Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 plan (the “Plan”) for the shares of each Fund, except for the Money Market Fund, pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts.  The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Plan or any related agreement.

Pursuant to the Plan, a Fund may pay up to 1.00% of its average daily net assets. However, the Board has currently authorized each Fund, except for the Money Market Fund, to pay Rule 12b-1 distribution fees and shareholder servicing fees only in an amount equal to 0.50%.

The Plan was approved by the Trustees and the Independent Trustees of the Funds.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purpose for which such expenditures were made.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 233 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE, and Bond Market for the 10 Year Note Funds,  is open for business.  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Money Market Fund. It is the policy of the Money Market Fund to attempt to maintain a constant price per share of $1.00.  There can be no assurance that a $1.00 NAV per share will be maintained.  The portfolio instruments held by the Money Market Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value.  Such fluctuations generally are in response to changes in interest rates.  Use of the amortized cost valuation method requires the Money Market Fund to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks.  The Money Market Fund may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by any two nationally recognized statistical rating organizations (“NRSROs”).

Rule 2a-7 requires the Trustees to establish procedures reasonably designed to stabilize the NAV per share as computed for purposes of distribution and redemption.  The Board’s procedures include monitoring the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.  The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two methods.  The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Each Fund other than the Money Market Fund. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, options and futures contracts are valued at the last sales prices of the exchanges on which they trade.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued.  The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued.  A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued.  Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used.  The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.  Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

For purposes of calculating their daily NAV, a Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

PURCHASES AND REDEMPTIONS

The insurance company separate accounts in which premiums from the Contracts are deposited (“Separate Accounts”) may purchase and redeem shares of the Funds on each day the NYSE is open for trading.  Purchases and redemptions may be effected based on the amount of premium payments to be invested or surrendered and transfer requests, among other things.  No fees are charged to the Separate Accounts when they purchase or redeem shares of the Funds.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

SHAREHOLDER AND OTHER INFORMATION

Shareholder Information

The Separate Accounts and Qualified Plan sponsors and not the individual Contract or Plan owners are the shareholders of the Funds.  However, the Contracts and Qualified Plans may pass through voting rights to the contract owners.  Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

The Trust has entered into a licensing agreement with The McGraw-Hill Companies, Inc. to permit the use of certain servicemarks in connection with its registration statement and other materials.  “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc.  The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

Other Information

Potential Conflicts.  Shares of the Funds may serve as the underlying investments for the separate accounts of unaffiliated insurance companies for both annuity contracts and life insurance policies.  The interests of various contract and policy owners might at some time be in conflict.  The Trust does not presently foresee any conflict.  However, the Board intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict.  If such conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw its investments in one or more of the Funds.  This may require a Fund to sell securities at unfavorable prices.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

The Money Market Fund ordinarily declares dividends daily from its net investment income and distributes such dividends monthly.  Net investment income, for these purposes, includes accrued interest and accretion of original issue and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of that Fund’s NAV per share.  A Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income tax , in the case of the Money Market Fund, to maintain its NAV per share at $1.00.  Other than the Money Market Fund, each Fund may realize net capital gain (the excess of net long-term capital gain over net short-term capital loss) and thus anticipates annual distributions thereof.   The Trustees may revise this dividend policy, or postpone the payment of dividends, if a Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Regulated Investment Company Status.  Each Fund is treated as a separate corporation for federal tax purposes and intends to qualify as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”).  If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss “short-term capital gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  For each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “RIC Diversification Requirements”).  The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so.  The investment by a Fund, other than the Money Market Fund, primarily in options and futures positions entails some risk that it might fail to satisfy the RIC Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by those Funds , pursuant to which each of them would expect to be treated as satisfying the RIC Diversification Requirements, would not be accepted in an audit by the Service , which might apply a different method resulting in disqualification of one or more of those Funds.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%) and it would not receive a deduction for distributions to its shareholders, (2) it would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment, and (3) more importantly, each Separate Account invested therein would fail to satisfy the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder (“Section 817 Diversification Requirement”) (described below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

Additional Diversification Requirement.  Each Fund intends to comply with the Section 817 Diversification Requirement on insurance company segregated asset (i.e., separate) accounts.  This requirement, which is in addition to the RIC Diversification Requirements imposed on the Funds, place certain limitations on the assets of each Separate Account – and, because section 817(h) and the regulations treat the assets of each Fund as assets of the related Separate Account, of each Fund – that may be invested in securities of a single issuer.  Specifically, the regulations require that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty days thereafter, no more than 55% of the value of an account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the RIC Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities and securities of other RICs.  A Fund’s failure to satisfy the Section 817 Diversification Requirement would result in taxation of the insurance company issuing the Contracts the premiums from which are invested through the Separate Accounts, in that Fund and treatment of the holders thereof other than as described in the applicable Contract prospectus.

Income from Foreign Securities.  Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes , however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables, or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC .  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations, and gains from options, futures and forward contracts) a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.   The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures , or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Income from Zero Coupon and Payment-in-Kind Securities. A Fund may acquire zero coupon or other securities (such as STRIPS) issued with OID.  As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income from REITs.  A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  No Fund will invest directly in REMIC residual interests, and no Fund intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds .  No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to a Fund and to distributions therefrom.

FINANCIAL STATEMENTS

Prior to the date of this SAI, the Funds had not commenced operations.

To receive a copy of the Prospectus or, when available, the Annual or Semi-Annual reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

APPENDIX A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s are two prominent independent rating agencies that rate the quality of bonds.  Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service Ratings

Aaa: Bonds with this rating are judged to be of the best quality.  They carry the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

A-1

Standard & Poor’s Corporation Ratings

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

Direxion INSURANCE TRUST
Proxy Voting Policies and Procedures

The Direxion Insurance Trust has adopted the following guidelines (the “Guidelines”) pursuant to which the Funds’ investment adviser, Rafferty Asset Management (“RAM”), in the absence of special circumstances, generally shall vote proxies.  These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of the Funds.

I.  Duty to Vote Proxies

RAM views seriously its responsibility to exercise voting authority over securities that are owned by the Funds.

A.  It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Funds’ shareholders.

B.  To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. RAM will make its proxy voting history and policies and procedures available to shareholders upon request.  If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201.

II.  Guidelines for Voting Proxies

RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below.  Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.  RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

The Direxion Insurance Trust portfolio management department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals.  While they are not exhaustive, they do provide a good indication of RAM’s general approach to a wide range of issues.

RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in the fund shareholders’ best interest and not necessarily always with management.  Each situation is considered individually within the general guidelines.  Routine proposals normally are voted based on the recommendation of the issuer’s management.  Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the Funds’ shareholders.

1.           Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

•	Approval of auditors
•	Election of directors and officers of the corporation
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes
•	Declaring stock splits
•	Elimination of preemptive rights
•	Incentive compensation plans
•	Changing the date and/or the location of the annual meetings
•	Minor amendments to the articles of incorporation
•	Employment contracts between the company and its executives and remuneration for directors
•	Automatic dividend reinvestment plans
•	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2.           Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock.  The portfolio voting the proxy will review each issue in this category on a case-by-case basis.  RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation or formation
•	Changes in capitalization
•	Increase or decrease in number of directors
•	Increase or decrease in preferred stock
•	Increase or decrease in common stock
•	Stock option plans or other compensation plans
•	Social issues
•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Board classification without cumulative voting
•	Confidential voting

RAM will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

III.  Conflicts of Interests

RAM and affiliated companies’ business lines, limited to that of investment advisor to mutual funds and retail broker/dealer, preclude any potential material conflicts of interests between RAM and Direxion Insurance Trust’s shareholders. Neither RAM, nor its affiliates underwrite securities or own stock shares.

IV.  Recordkeeping and Reporting

RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder.  RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records.  In addition, RAM will maintain appropriate proxy voting records for the Funds in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Proxy voting books and records are maintained by RAM for five years and may be requested in written form.  If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201. A copy of the twelve-month voting history of the Funds will be made available on the SEC’s website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

Effective July 1, 2003

THE DIREXION INSURANCE TRUST

PART C
OTHER INFORMATION

Item 23.                     Exhibits.

(a)	(i)
Declaration of Trust is herein incorporated by reference to the Trust’s Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 29, 1999 via EDGAR, Accession No. 0000898432-99-001184.

(ii)
Amendment to the Declaration of Trust dated April 5, 2006 is herein incorporated by reference to the Trust’s Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 28, 2006 via Edgar, Accession No. 0000894189-06-001026.

(b)
By-Laws is herein incorporated by reference to the Trust’s Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 29, 1999 via EDGAR, Accession No. 0000898432-99-001184.

(c)		Voting trust agreement – None.

(d)	(i)(A)
Investment Advisory Agreement between the Direxion (formerly, Potomac) Insurance Trust and Rafferty Asset Management, LLC is herein incorporated by reference to the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 9, 2000 via EDGAR, Accession No. 0000898432-00-000381.

(i)(B)
Amendment to Schedule A to the Investment Advisory Agreement is herein incorporated by reference to the Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006 via EDGAR, Accession No. 0000894189-06-002134.

(ii)(A)
Form of Investment Subadvisory Agreement between Flexible Plan Investments, Ltd. and Rafferty Asset Management, LLC is herein incorporated by reference to the Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on April 9, 2004 via EDGAR, Accession No. 0000898432-04-000330.

(ii)(B)
Amendment to Schedule A to the Investment Subadvisory Agreement is herein incorporated by reference to the Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006 via EDGAR, Accession No. 0000894189-06-002134.

(e)	(i)(A)
Form of Distribution Agreement between the Direxion (formerly, Potomac) Insurance Trust and Rafferty Capital Markets, LLC is herein incorporated by reference to the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 9, 2000 via EDGAR, Accession No. 0000898432-00-000381.

(i)(B)
Amendment to Schedule A to the Distribution Agreement is herein incorporated by reference to the Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006 via EDGAR, Accession No. 0000894189-06-002134.

(ii)
Form of Dealer Agreement is herein incorporated by reference to the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 9, 2000 via EDGAR, Accession No. 0000898432-00-000381.

(iii)(A)
Form of Services Agreement is herein incorporated by reference to the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 9, 2000, EDGAR, Accession No. 0000898432-00-000381.

(iii)(B)
Amendment to Exhibit A to the Services Agreement is herein incorporated by reference to the Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006 via EDGAR, Accession No. 0000894189-06-002134.

(f)		Bonus, profit sharing contracts – None.

(g)	(i)
Custodian Agreement between the Direxion (formerly, Potomac) Insurance Trust and U.S. Bank, NA is herein incorporated by reference to the Post-Effective Amendment No. 17 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 15, 2004 via EDGAR, Accession No. 0000894189-04-002152.

(ii)
Amendment to Exhibit C to the Custodian Agreement is herein incorporated by reference to the Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006 via EDGAR, Accession No. 0000894189-06-002134.

(h)	(i)(A)
Transfer Agent Agreement between the Direxion (formerly, Potomac) Insurance Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to the Post-Effective Amendment No. 17 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 15, 2004 via EDGAR, Accession No. 0000894189-04-002152.

(i)(B)
Amendment to Exhibit A to the Transfer Agent Agreement is herein incorporated by reference to the Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006 via EDGAR, Accession No. 0000894189-06-002134.

(ii)(A)
Fund Accounting Servicing Agreement between the Direxion (formerly, Potomac) Insurance Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to the Post-Effective Amendment No. 17 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 15, 2004 via EDGAR, Accession No. 0000894189-04-002152.

(ii)(B)
Amendment to Exhibit A to the Fund Accounting Servicing Agreement is herein incorporated by reference to the Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006 via EDGAR, Accession No. 0000894189-06-002134.

(iii)(A)
Fund Administrative Servicing Agreement between the Direxion (formerly, Potomac) Insurance Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to the Post-Effective Amendment No. 17 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 15, 2004 via EDGAR, Accession No. 0000894189-04-002152.

(iii)(B)
Amendment to Exhibit A to the Fund Administration Servicing Agreement is herein incorporated by reference to the Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006 via EDGAR, Accession No. 0000894189-06-002134.

(iv)
Form of Participation Agreement is herein incorporated by reference to the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 9, 2000 via EDGAR, Accession No. 0000898432-00-000381.

(i)		Opinion and Consent of Counsel – filed herewith.

(j)	(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(ii)
Powers of Attorney is herein incorporated by reference to the Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on June 16, 2006 via EDGAR, Accession No. 0000894189-06-001458.

(iii)
Power of Attorney is herein incorporated by reference to the Post-Effective Amendment No. 28 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 30, 2007 via EDGAR, Accession No. 0000894189-07-001284.

(k)
Audited seed capital statements is herein incorporated by reference to the Post-Effective Amendment No. 13 to the Trust Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on April 30, 2004 via EDGAR, Accession No. 0000898432-04-000405.

(l)
Letter of investment intent is herein incorporated by reference to the Post-Effective Amendment No. 13 to the Trust Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on April 30, 2004 via EDGAR, Accession No. 0000898432-04-000405.

(m)	(i)(A)
Class B Plan pursuant to Rule 12b-1 is herein incorporated by reference to the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 9, 2000 via EDGAR, Accession No. 0000898432-00-000381.

(i)(B)
Amended Schedule A to the Rule 12b-1 is herein incorporated by reference to the Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on June 16, 2006 via EDGAR, Accession No. 0000894189-06-001458.

(ii)(A)
Subadvised Plan pursuant to Rule 12b-1 is herein incorporated by reference to the Post-Effective Amendment No. 20 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 2, 2005 via EDGAR, Accession No. 0000894189-05-001118.

(ii)(B)
Amended Schedule A to Subadvised Plan pursuant to Rule 12b-1 is herein incorporated by reference to the Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 28, 2006 via EDGAR, Accession No. 0000894189-06-002134.

(n)		Plan pursuant to Rule 18f-3 – None.

(o)		Reserved.

(p)	(i)
Code of Ethics for Direxion (formerly, Potomac) Insurance Trust and Rafferty Asset Management, LLC is herein incorporated by reference to the Post-Effective Amendment No. 20 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 2, 2005 via EDGAR, Accession No. 0000894189-05-001118.

(ii)
Code of Ethics of Flexible Plan Investments, Ltd. is herein incorporated by reference to the Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on April 9, 2004 via EDGAR, Accession No. 0000898432-04-000330.

(iii)
Code of Ethics of Rafferty Capital Markets, LLC is herein incorporated by reference to the Post-Effective Amendment No. 11 to the Trust’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 5, 2004 via EDGAR, Accession No. 0000898432-04-000231.

Item 24.                     Persons Controlled by or Under Common Control with Registrant

None.

Item 25.                     Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)           Subject to the exceptions and limitations contained in paragraph (b) below:

(i)  every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)  the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)  in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)           Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)  such Covered Person shall have provided appropriate security for such undertaking,

(ii)  the Trust is insured against losses arising out of any such advance payments, or

(iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26.                     Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 33 Whitehall Street, 10th Floor, New York 10004, offers investment advisory services.  Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-54679).

Flexible Plan Investments, Ltd. (“Flexible Plan”), 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302, offers investment advisory services.  Information as to the officers and directors of Flexible Plan is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-21073).

Item 27.                     Principal Underwriter

(a)           Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Leuthold Funds, Marketocracy Funds and Aegis Funds.

(b)           The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	Chairman of the Board of Trustees

Stephen P. Sprague	Chief Financial Officer	Treasurer and Controller

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, NY 11530.

Item 28.                     Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of the Potomac Funds’ investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 29.                     Management Services

Not applicable.

Item 30.                     Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to Shareholders, upon request and without charge.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities  (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 29 its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 29 its Registration Statement on Form N1-A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on April 29, 2008.

DIREXION INSURANCE TRUST

By:             /s/ Daniel D. O’Neill
Daniel D. O’Neill
  President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 29 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lawrence C. Rafferty*	Chairman of the Board	April 29, 2008
Lawrence C. Rafferty

/s/ Jay F. Higgins*	Trustee	April 29, 2008
Jay F. Higgins

/s/ Daniel J. Byrne*	Trustee	April 29, 2008
Daniel J. Byrne

/s/ Gerald E. Shanley III*	Trustee	April 29, 2008
Gerald E. Shanley III

/s/ John Weisser*	Trustee	April 29, 2008
John Weisser

/s/ Dan D. O’Neill	President	April 29, 2008
Daniel D. O’Neill

*By: /s/ Daniel D. O’Neill
Daniel D. O’Neill, President and Attorney-In Fact

INDEX TO EXHIBITS

Exhibit Number	Description

(i)	Opinion and Consent of Counsel

(j)(i)	Consent of Independent Registered Public Accounting Firm